            As filed with the U.S. Securities and Exchange Commission
                              on DECEMBER 30, 1996


                        Securities Act File No. 333-00533
                    Investment Company Act File No. 811-07517

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [x]
                         Pre-Effective Amendment No.                         [ ]


                       Post-Effective Amendment No. 2                        [x]


                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY           [x]
                                   ACT OF 1940


                                 Amendment No. 3                             [x]



                        (Check appropriate box or boxes)

                       Warburg, Pincus Balanced Fund, Inc.

 ................................................................................
               (Exact Name of Registrant as Specified in Charter)

              466 Lexington Avenue
               New York, New York                              10017-3147
      .......................................            .......................
      (Address of Principal Executive Office)                  (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (212) 878-0600

                               Mr. Eugene P. Grace
                       Warburg, Pincus Balanced Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                    .........................................
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                          New York, New York 10022-4677

     It is proposed that this filing will become effective (check appropriate box)


             [x] immediately upon filing pursuant to paragraph (b)
             ____ on ___________, 1996 pursuant to paragraph (b)
             ____ 60 days after filing pursuant to paragraph (a)(1)
             ____ on _____ pursuant to paragraph (a)(1)
             ____ 75 days after filing pursuant to paragraph (a)(2)
             ____ on _____ pursuant to paragraph (a)(2) of rule 485


     If appropriate, check following box:

               ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              ---------------------


     REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO SECTION (a)(1) OF Rule 24f-2 under the Investment Company Act of 1940, AS AMENDED (THE "1940 ACT"), AND TO THE NUMBER OR AMOUNT PRESENTLY REGISTERED IS ADDED an indefinite number OR AMOUNT OF SUCH SECURITIES. THE RULE 24f-2 NOTICE FOR REGISTRANT'S fiscal year ended August 31, 1996 WAS FILED ON OCTOBER 31, 1996.


                              ---------------------

                       WARBURG, PINCUS BALANCED FUND, INC.

                                    FORM N-1A

                              CROSS REFERENCE SHEET

                              ---------------------

Part A                                      Heading for the Common Shares and
Item No.                                    the Advisor Shares Prospectuses
------------------------------------------  -------------------------------------
1.       Cover Page......................   Cover Page

2.       Synopsis........................   The Funds' Expenses

3.       Condensed Financial Information.   Financial Highlights

4.      General Description of
        Registrant.......................   Cover Page; Investment Objectives and Policies;
                                            Portfolio Investments; Risk Factors and Special
                                            Considerations; Certain Investment Strategies;
                                            Investment Guidelines;  General Information

5.      Management of the Fund...........   Management of the Funds

6.      Capital Stock and Other
        Securities.......................   General Information

7.      Purchase of Securities Being
        Offered..........................   How to Open an Account; How to Purchase Shares; Net
                                            Asset Value

8.       Redemption or Repurchase........   How to Redeem and Exchange Shares

9.       Legal Proceedings...............   Not applicable

Part B                                      Heading for the Statement of
Item No.                                    Additional Information
------------------------------------------  -------------------------------------
10.  Cover Page..........................   Cover Page

11.      Table of Contents...............   Contents

12.      General Information
         and History. ...................   Management of the Fund;
                                            Notes to Financial Statements; See
                                            Prospectuses--"General Information"



13.      Investment Objectives and
         Policies........................   Investment Objective; Investment Policies

14.      Management of the Registrant....   Management of the Fund; See Prospectuses--"Management
                                            of the Fund"

15.      Control Persons and Principal
         Holders of Securities...........   Management of the Fund; Miscellaneous; See
                                            Prospectuses--"General Information"

16.      Investment Advisory and Other
         Services........................   Management of the Fund; See Prospectuses--"Management
                                            of the Fund" and "Shareholder Servicing"

17.      Brokerage Allocation............   Investment Policies; See Prospectuses--"Portfolio
                                            Transactions and Turnover Rate"

18.      Capital Stock and Other
         Securities.......................  Management of the Fund--Organization of the Fund; See
                                            Prospectuses--"General Information"

19.      Purchase, Redemption and
         Pricing of Securities Being
         Offered.........................   Additional Purchase and Redemption Information; See
                                            Prospectuses--"How to Open an Account," "How to
                                            Purchase Shares," "How to Redeem and Exchange Shares"
                                            and "Net Asset Value"

20.      Tax Status......................   Additional Information Concerning Taxes; See
                                            Prospectuses--"Dividends, Distributions and Taxes"

21.      Underwriters....................   Investment Policies--Portfolio Transactions; See
                                            Prospectuses--"Management of the Fund" and
                                            "Shareholder Servicing"

22.      Calculation of
         Performance Data. ..............   Determination of Performance

23.      Financial Statements............   Financial Highlights; Financial Statements



                                   PROSPECTUS
                                December 30, 1996


                                 WARBURG PINCUS
                              GROWTH & INCOME FUND

                                 WARBURG PINCUS
                                 BALANCED FUND

                                 WARBURG PINCUS
                                 TAX FREE FUND


                                     [Logo]

                 SUBJECT TO COMPLETION, DATED DECEMBER 30, 1996

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PROSPECTUS                                                     December 30, 1996


Warburg Pincus Funds are a family of open-end mutual funds that offer investors a variety of investment opportunities. Three funds are described in this
Prospectus:

WARBURG PINCUS GROWTH & INCOME FUND seeks long-term growth of capital and income and a reasonable current return by investing primarily in equity securities and in various income producing securities including, but not limited to, dividend paying equity securities, fixed income securities and money market instruments.

WARBURG PINCUS BALANCED FUND seeks maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital by investing in a diversified portfolio of equity and debt investments managed using a multi-manager approach.

WARBURG PINCUS TAX FREE FUND seeks maximum current income exempt from federal income taxes, consistent with preservation of capital, by investing substantially all its assets in a diversified portfolio of municipal obligations.

NO LOAD CLASS OF COMMON SHARES
________________________________________________________________________________

Each Fund each offers two classes of shares, one of which, the Common Shares, is offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSource'tm' Program; Fidelity Brokerage Services, Inc. FundsNetwork'tm' Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc.



This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus carefully and retain it for future reference. Additional information about each Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC') in a document entitled 'Statement of Additional Information' and is available for reference, along with other related materials, on the SEC Internet Web site (http://www.sec.gov). The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Funds at (800) 927-2874. Information regarding the status of shareholder accounts may also be obtained by calling Warburg Pincus Funds at the same number. The Statements of Additional Information, as amended or supplemented from time to time, bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION,  THE  FEDERAL  RESERVE  BOARD  OR  ANY  OTHER  GOVERNMENT   AGENCY.
INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES  AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND  EXCHANGE COMMISSION OR  ANY STATE SECURITIES  COMMISSION PASSED UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

LOW MINIMUM INVESTMENT
________________________________________________________________________________



The minimum initial investment in each Fund is $1,000 ($500 for an IRA or Uniform Gifts to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See 'How to Purchase Shares.'

THE FUNDS' EXPENSES
________________________________________________________________________________


   Warburg Pincus Growth & Income Fund, Warburg Pincus Balanced Fund and Warburg Pincus Tax Free Fund (each a 'Fund' and, collectively, the 'Funds') currently offer two separate classes of shares: Common Shares and Advisor Shares. For a description of Advisor Shares see 'General Information.' Common Shares of the Balanced Fund and the Tax Free Fund pay the Fund's distributor a 12b-1 fee. See 'Management of the Funds -- Distributor.'



                                                        Growth &                         Tax
                                                         Income         Balanced         Free
                                                          Fund            Fund           Fund
                                                        --------        --------         ----
Shareholder Transaction Expenses:
   Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)...............    0               0              0
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
   Management Fees (after fee waivers).................     .75%            .45%          0
   12b-1 Fees..........................................    0                .25%         .25 %
   Other Expenses (after expense reimbursements).......     .46%            .65%         .25 %
                                                        --------            ---          ----
   Total Fund Operating Expenses (after fee waivers
     and expense reimbursements)`D'....................    1.21%           1.35%         .50 %
EXAMPLE
   You would pay the following expenses
     on a $1,000 investment, assuming (1) 5% annual return
     and (2) redemption at the end of each time period:
   1 year..............................................  $   12          $   14          $ 5
   3 years.............................................  $   38          $   43          $16
   5 years.............................................  $   66          $   74          $28
   10 years............................................  $  147          $  162          $63


--------------------------------------------------------------------------------

`D' The Funds' investment adviser and co-administrator  have undertaken to limit
    Total Fund Operating Expenses of the Growth & Income Fund, the Balanced Fund and the Tax Free Fund to 1.26%, 1.60% and .50%, respectively, through May 3, 1997. There is no obligation to continue these waivers after that time. Absent the waiver of fees by the Funds' investment adviser and co-administrator, Management Fees for the Balanced and Tax Free Funds would equal .90% and .50%, respectively, Other Expenses would equal .80% and 2.20%, respectively, and Total Fund Operating Expenses would equal 1.95% and 2.95%, respectively. Other Expenses for the Funds are based on expenses for the fiscal year ending August 31, 1996, net of expense reimbursements.

                          ---------------------------

   The expense table shows the costs and expenses that an investor will bear directly or indirectly as a Common Shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Common Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of the Balanced Fund or the Tax Free Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS
________________________________________________________________________________
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

   The tables below set forth certain information concerning the investment results of shares of the Warburg Pincus Growth & Income, Balanced and Tax Free Funds (formerly investment portfolios of The RBB Fund, Inc. (the 'RBB Fund')) for the periods indicated. The financial data included in this table for the year ended August 31, 1996 has been audited by Coopers & Lybrand L.L.P. The financial data for each of the years ended August 31, 1992 through 1995 are a part of the RBB Fund's financial statements, which have also been audited by Coopers & Lybrand L.L.P., the RBB Fund's independent accountants. The report of Coopers & Lybrand L.L.P. appears in the Statement of Additional Information along with the financial statements. The financial data for the Funds for the years ended August 31, 1991 and 1990 and the period ended August 31, 1989 is part of previous financial statements also audited by Coopers & Lybrand L.L.P. The financial data included in these tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' annual report dated August 31, 1996, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 927-2874.


WARBURG PINCUS GROWTH & INCOME FUND(d)


                                                                                                       For the
                                                                                                       Period
                                                                                                     October 6,
                                                                                                        1988
                                                                                                    (Commencement
                                                                                                         of
                                             For the Years Ended August 31,                          Operations)
                       ---------------------------------------------------------------------------  to August 31,
                        1996        1995       1994       1993        1992       1991        1990       1989
                       -------     -------    -------    -------     ------     -------     ------  -------------
Net asset value,
 beginning of
 period............... $ 16.40     $ 14.56    $ 16.72    $ 11.99     $12.11     $ 11.00     $11.53     $ 10.00
                       -------     -------    -------    -------     ------     -------     ------       -----
 Income from
   Investment
   Operations:
 Net investment
   income.............  0.1116      0.2224      .0785      .0464      .1912       .3744      .3574       .3876
 Net gains (losses) on
   securities (both
   realized and
   unrealized)........ (0.6633)     1.9834     1.8151     4.8499      .0402      1.6891     (.1856)     1.4225
                       -------     -------    -------    -------     ------     -------     ------       -----
 Total from investment
   operations......... (0.5517)     2.2058     1.8936     4.8963      .2314      2.0635      .1718      1.8101
                       -------     -------    -------    -------     ------     -------     ------       -----
 Less Distributions:
 Dividends (from net
   investment
   income)............ (0.1350)    (0.1824)    (.0785)    (.0875)    (.1871)     (.4043)    (.3951)     (.2833)
 Distributions (from
   capital gains)..... (0.8133)    (0.1834)   (3.9751)    (.0788)    (.1643)     (.5492)    (.3067)         --
                       -------     -------    -------    -------     ------     -------     ------       -----
 Total
   distributions...... (0.9483)    (0.3658)   (4.0536)    (.1663)    (.3514)     (.9535)    (.7018)     (.2833)
                       -------     -------    -------    -------     ------     -------     ------       -----
Net asset value, end
 of period............ $ 14.90     $ 16.40    $ 14.56    $ 16.72     $11.99     $ 12.11     $11.00     $ 11.53
                       -------     -------    -------    -------     ------     -------     ------       -----
                       -------     -------    -------    -------     ------     -------     ------       -----
Total Returns.........   (3.54%)     15.62%     14.41%     41.17%(e)   1.99%(e)   19.91%(e)   1.48%(e)   18.48%(c)(e)
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000)....... $727,627    $1,038,193 $410,658   $60,689     $28,976    $24,726     $1,396     $ 1,150
 Ratios of expenses to
   average net
   assets.............    1.21%       1.22%      1.28%(a)   1.14%(a)   1.25%(a)   1.30%(a)   1.40%(a)    1.40%(a)(b)
 Ratios of net
   investment income
   to average net
   assets.............    0.69%       1.64%       .41%       .30%      1.66%       3.42%      3.32%       4.32%(b)
Portfolio turnover
 rate.................      94%        109%       150%       344%       175%         41%        98%        111%(c)
Average commission
 rate................. $ .0596(f)      N/A        N/A        N/A        N/A         N/A        N/A         N/A

--------------------------------------------------------------------------------

 (a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Growth & Income Fund would have been 1.28%, 1.14%, 1.28%, 2.17% and 3.81% for the years ended August 31,
     1994, 1993, 1992, 1991 and 1990, respectively, and 2.82% annualized for the period ended August 31, 1989.

 (b) Annualized.
 (c) Not annualized.

 (d) Financial Highlights, other than for the year ended August 31, 1996, relate solely to the Common Shares of the Warburg Pincus Growth & Income Fund investment portfolio of the RBB Fund. Prior to December 1992, the Warburg Pincus Growth & Income Fund investment portfolio of the RBB Fund was advised by PNC Institutional Management Corporation.

 (e) Sales load not reflected in total return. The sales load was eliminated effective July 29, 1993.

 (f) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

WARBURG PINCUS BALANCED FUND(d)


                                                                                                              For the
                                                                                                              Period
                                                                                                            October 6,
                                                                                                               1988
                                                                                                           (Commencement
                                                                                                                of
                                                For the Years Ended August 31,                              Operations)
                     ------------------------------------------------------------------------------------  to August 31,
                         1996          1995        1994        1993        1992        1991        1990        1989
                     ------------     -------     -------     -------     -------     -------     -------  -------------
Net asset value,
 beginning of
 period.............   $  11.12       $ 11.01     $ 11.71     $ 12.04     $ 12.05     $ 10.60     $ 11.32     $ 10.00
                         ------       -------     -------     -------     -------     -------     -------      ------
 Income from Investment
   Operations:
 Net investment
   income...........     0.1573        0.2080       .4132       .5555       .4408       .4213       .4080       .4371
 Net gains (losses)
   on securities
   (both realized
   and
   unrealized)......     0.9389        1.7225       .3248      1.1253       .5155      1.7196      (.2785)     1.2239
                         ------       -------     -------     -------     -------     -------     -------      ------
 Total from
   investment
   operations.......     1.0962        1.9305       .7380      1.6808       .9563      2.1409       .1295      1.6610
                         ------       -------     -------     -------     -------     -------     -------      ------
 Less Distributions:
 Dividends (from net
   investment
   income)..........    (0.1300)      (0.3136)    (0.4586)    (0.5412)    (0.3713)    (0.4128)    (0.4296)    (0.3419)
 Distributions (from
   capital gains)...    (0.1462)      (1.5069)     (.9794)    (1.4696)     (.5950)     (.2781)     (.4199)         --
                         ------       -------     -------     -------     -------     -------     -------      ------
 Total
   distributions....    (0.2762)      (1.8205)    (1.4380)    (2.0108)     (.9663)     (.6909)     (.8495)     (.3419)
                         ------       -------     -------     -------     -------     -------     -------      ------
Net asset value, end
 of period..........   $  11.94       $ 11.12     $ 11.01     $ 11.71     $ 12.04     $ 12.05     $ 10.60     $ 11.32
                         ------       -------     -------     -------     -------     -------     -------      ------
                         ------       -------     -------     -------     -------     -------     -------      ------
Total Returns.......       9.99%        21.56%       6.86%(e)   15.27%(e)    8.07%(e)   21.18%(e)    1.09%(e)   17.03%(c)(e)
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000).....    $30,853        $5,342        $808        $762      $1,026      $1,290      $1,373      $1,128
 Ratios of expenses
   to average net
   assets...........       1.53%(a)      1.53%(a)       0%(a)       0%(a)     .67%(a)    1.40%(a)    1.40%(a)    1.40%(a)(b)
 Ratios of net
   investment income
   to average net
   assets...........       1.66%         2.30%       3.76%       4.13%       3.68%       3.58%       3.80%       4.90%(b)
Portfolio turnover
 rate...............        108%          107%         32%         30%         93%         76%         95%         35%(c)
Average commission
 rate...............   $  .0453(f)        N/A         N/A         N/A         N/A         N/A         N/A         N/A


--------------------------------------------------------------------------------

 (a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Balanced Fund would have been 2.43%, 6.04%, 5.46%, 5.37%, 3.88%, 3.89% and 3.76% for the years ended
     August 31, 1996, 1995, 1994, 1993,  1992, 1991 and 1990, respectively,  and
     2.83% (annualized) for the period ended August 31, 1989.

 (b) Annualized.
 (c) Not annualized.

 (d) Financial Highlights, other than for the year ended August 31, 1996, relate solely to the Common Shares of the Warburg Pincus Balanced Fund investment portfolio of the RBB Fund. Prior to October 1, 1994, the Warburg Pincus Balanced Fund investment portfolio of the RBB Fund was advised by PNC Institutional Management Corporation.

 (e) Sales load not reflected in total return. The sales load was eliminated effective August 31, 1994.

 (f) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

WARBURG PINCUS TAX FREE FUND(d)


                                                                                                         For the
                                                                                                         Period
                                                                                                       October 18,
                                                                                                          1988
                                                                                                      (Commencement
                                                                                                           of
                                                                                                       Operations)
                                              For the Years Ended August 31,                               to
                      ------------------------------------------------------------------------------   August 31,
                       1996        1995        1994        1993        1992        1991        1990       1989
                      -------     -------     -------     -------     -------     -------     ------  -------------
Net asset value,
 beginning of
 period.............. $ 10.41     $ 10.40     $ 11.53     $ 11.04     $ 10.46     $ 10.05     $10.28     $ 10.00
                      -------     -------     -------     -------     -------     -------     ------       -----
 Income from
   Investment
   Operations:
 Net investment
   income............  0.5097      0.5426      0.6026      0.6385      0.6771      0.6027      .5940       .5273
 Net gains (losses)
   on securities
   (both realized and
   unrealized)....... (0.0541)     0.3077     (0.6259)     0.8654      0.6145      0.4402     (.1741)      0.247
                      -------     -------     -------     -------     -------     -------     ------       -----
 Total from
   investment
   operations........  0.4556      0.8503     (0.0233)     1.5039      1.2916      1.0429      .4199       .7320
                      -------     -------     -------     -------     -------     -------     ------       -----
 Less Distributions:
 Dividends (from net
   investment
   income)........... (0.5056)    (0.5426)    (0.6092)    (0.6725)    (0.6345)    (0.6212)    (.6499)     (.4549)
 Distributions (in
   excess of net
   investment
   income)...........      --          --     (0.0135)         --          --          --         --          --
 Distributions (from
   capital gains)....  0.0000     (0.2977)    (0.4886)    (0.3414)    (0.0771)    (0.0117)        --          --
                      -------     -------     -------     -------     -------     -------     ------       -----
 Total
   distributions..... (0.5056)    (0.8403)    (1.1113)    (1.0139)    (0.7116)    (0.6329)    (.6499)     (.4549)
                      -------     -------     -------     -------     -------     -------     ------       -----
Net asset value, end
 of period........... $ 10.36     $ 10.41     $ 10.40     $ 11.53     $ 11.04     $ 10.46     $10.05     $ 10.28
                      -------     -------     -------     -------     -------     -------     ------       -----
                      -------     -------     -------     -------     -------     -------     ------       -----
Total Returns........    4.42%       8.89%(e)   (0.30%)(e)  14.45%(e)   12.77%(e)   10.66%(e)   4.00%(e)   7.94%(c)(e)
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000)......  $4,519      $4,127      $5,465      $6,631      $6,491      $8,840     $1,187      $1,095
 Ratios of expenses
   to average net
   assets............     .50%(a)     .48%(a)     .15%(a)     .17%(a)     .33%(a)     .83%(a)   1.25%(a)    1.25%(a)(b)
 Ratios of net
   investment income
   to average net
   assets............    4.83%       5.53%       5.51%       5.71%       6.21%       6.02%      5.74%       6.01%(b)
Portfolio turnover
 rate................      82%         38%         20%         70%         78%         63%        10%        175%(c)


--------------------------------------------------------------------------------

 (a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Tax Free Fund would have been 3.17%, 2.12%, 1.84%, 1.76%, 1.61%, 3.06% and 3.75% for the years ended
     August 31, 1996, 1995, 1994, 1993, 1992, 1991 and 1990,  respectively,  and
     2.48% annualized for the period ended August 31, 1989.

 (b) Annualized.
 (c) Not annualized.

 (d) Financial Highlights, other than for the year ended August 31, 1996, related solely to the Common Shares of the Warburg Pincus Tax Free Fund investment portfolio of the RBB Fund. Prior to April 10, 1995, the Warburg Pincus Tax Free Fund investment portfolio of the RBB Fund was advised by PNC Institutional Management Corporation.

 (e) Sales load not reflected in total return. The sales load was eliminated effective February 1, 1995.

INVESTMENT OBJECTIVES AND POLICIES
________________________________________________________________________________
   Each Fund's investment objective(s) and policies are non-fundamental policies and may be changed by the Fund's Board of Directors (the 'Board') without first obtaining the approval of a majority of the outstanding shares of that Fund. Any changes may result in the Fund having investment objectives different from those an investor may have considered at the time of investment. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Funds may make.

GROWTH & INCOME FUND

   The Growth & Income Fund's investment objectives are to seek long-term growth of capital and income and a reasonable current return. The Fund is a diversified management investment company that pursues its objectives by investing primarily in equity securities. The policy of the Fund is to invest substantially all of its assets in equity securities under normal market conditions. Equity securities include common stocks, securities which are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock. The Fund seeks to achieve its income objective by investing in various income producing securities including, but not limited to, dividend paying equity securities and fixed income securities. The portion of the Fund invested from time to time in equity securities, fixed income securities and money market securities will vary depending on market conditions, and there may be extended periods when the Fund is primarily invested in one of them. In addition, the amount of income generated from the Fund will fluctuate depending on, among other things, the composition of the Fund's holdings and the level of interest and dividend income paid on those holdings. Investments in common stock in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.
   The Fund may invest up to 10% of its total assets in securities of foreign issuers and may hold from time to time various foreign currencies pending investment in foreign securities or conversion into U.S. dollars. The Fund may also purchase without limitation dollar-denominated American Depository Receipts ('ADRs'). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities. The Fund may also invest up to 5% of its net assets in mortgage-related and asset-backed securities.

BALANCED FUND

   The Balanced Fund's investment objective is to seek to maximize total return through a combination of long-term growth of capital and current income consistent with preservation of capital. The Fund is a diversified management investment company that pursues its objective through a policy of diversified investment in common stocks, convertible and non-convertible preferred stocks and debt securities, such as government, corporate, bank and commercial obligations. The Fund may also purchase warrants provided they are attached to securities that may otherwise be purchased by the Fund. At all times, the Fund will have a minimum of 25% of its assets in equity securities and a minimum of 25% in fixed income securities. Compliance with these percentage requirements may limit the ability of the Fund to maximize total return. With respect to convertible senior securities, only that portion of the value of such securities attributable to their fixed income characteristics will be used for purposes of determining the percentage of the assets of the Fund that are invested in fixed income securities. The actual percentage of assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of Warburg, Pincus Counsellors, Inc., the investment adviser of each Fund ('Warburg'), as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.
   The Fund will be managed by a team of senior managers of Warburg. Two managers are designated overall portfolio strategists and are responsible for determining the portion of the Fund allocated between equity and fixed income securities and the allocation among the various equity sectors. See 'Management of the Funds -- Portfolio Managers' for information about the portfolio managers.
   EQUITY INVESTMENT. Each of the equity portfolio managers will manage an allocated portion of the equity holdings of the Fund. Each manager will manage his/her portion with a different investment emphasis or approach, but in each case consistent with the overall objective of long-term growth of capital for the Balanced Fund's equity portion.
   The four sectors in the equity portion are:
   U.S. Value Sector invests primarily in stocks whose acquisition price represents low absolute or relative value, based on historical and financial analysis and compared to other stocks and sectors of the Standard & Poor's 500 universe of common stocks and other indexes.



   U.S. Small Company Sector invests primarily in common stocks and warrants of small capitalization and emerging growth U.S. companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- and medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving significant profit and gain in a relatively short period of time. Small capitalization companies may be purchased for their growth potential or because Warburg believes they are undervalued.


   U.S. Mid-Cap Sector invests primarily in a diversified portfolio of common stocks, warrants and securities convertible into or exchangeable for common stock of 'mid-cap' U.S. companies. These are companies that have market capitalizations in the $660 million to $13.8 billion range and include a potential universe of companies in such indexes as the Russell Midcap Index and Standard & Poor's Midcap 400 Index. The managers attempt to identify sectors of the market and companies within market sectors that they believe will outperform the overall market.
   International Equity Sector invests primarily in a broadly diversified portfolio of equity securities of companies that, wherever organized, have their principal business activities and interests outside the United States. The international equity managers intend to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earnings power and improved utilization or recognition of assets. Investments may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.
   FIXED INCOME INVESTMENT. The fixed income portion invests primarily in debt instruments such as corporate obligations, U.S. government obligations, municipal obligations and mortgage-related and asset-backed debt securities.

TAX FREE FUND

   The Tax Free Fund's investment objective is to seek to maximize current interest income which is exempt from federal income taxes, consistent with preservation of capital. The Fund is a diversified management investment company that pursues its investment objective by investing substantially all of its assets in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities ('Municipal Obligations'), the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from regular federal income tax. During normal market conditions, at least 80% of the net assets of the Fund will be invested in Municipal Obligations, the interest on which is exempt from regular federal income taxes and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ('Tax Exempt Interest'). The Fund may also invest up to 5% of its net assets in mortgage-related and asset-backed securities.

PORTFOLIO INVESTMENTS
________________________________________________________________________________
ALL FUNDS
   U.S. GOVERNMENT OBLIGATIONS. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government

National Mortgage Association); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).
   TEMPORARY DEFENSIVE MEASURES. When Warburg believes that a defensive posture is warranted, the Growth & Income Fund and the Balanced Fund may invest temporarily without limit in U.S. dollar-denominated money market obligations, including repurchase agreements. The Tax Free Fund may hold uninvested cash reserves, pending investment, during temporary defensive periods or when, in the opinion of Warburg, suitable Municipal Obligations are unavailable. Uninvested cash reserves will not earn income.

GROWTH & INCOME FUND AND BALANCED FUND


   INVESTMENT GRADE DEBT. The Growth & Income and Balanced Funds may each invest in investment grade debt securities and preferred stocks. Debt obligations of corporations in which the Funds may invest include corporate bonds, debentures, debentures convertible into common stocks and notes. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P') or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


   In selecting debt securities for a Fund, Warburg will review and monitor the creditworthiness of each issuer and issue, in addition to relying on ratings assigned by Moody's or S&P. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. The Balanced Fund may only invest in debt securities rated within the three highest grades by Moody's or S&P or, if unrated, determined to be of comparable quality by Warburg. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities and downgraded securities may be retained without limit as to quantity or quality, although Warburg will consider such event in its determination of whether a Fund should continue to hold the securities.

   LOWER-RATED   SECURITIES.  Lower-rated  and   comparable  unrated  securities
(commonly referred to as 'junk bonds'), which a Fund may come to hold as a result of a downgrade (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
   The market value of securities in lower-rated categories is more volatile than that of higher-quality securities. In addition, a Fund may have difficulty disposing of certain of these securities because there may be a thin trading market, which may also make it more difficult for a Fund to obtain accurate market quotations for purposes of calculating a Fund's net asset value.
   REPURCHASE AGREEMENTS. The Growth & Income Fund and the Balanced Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Warburg, acting under the supervision of each Fund's Board, monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the '1940 Act').
   CONVERTIBLE SECURITIES. Convertible securities in which the Growth & Income Fund and the Balanced Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. BALANCED FUND
   MORTGAGE-RELATED AND ASSET-BACKED DEBT SECURITIES. The Balanced Fund may purchase mortgage-related debt securities without limit. Such securities represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others and assembled for sale to investors by various governmental, government-related and private organizations. Mortgage-related securities are based on different types of mortgages, including those on commercial real estate or residential properties. Mortgage-related securities in which the Fund may invest include adjustable rate securities. The Fund may also invest in asset-backed securities which are backed by installment sales contracts, credit card receivables or other assets. The remaining maturity of any asset-backed security the Fund invests in will be 397 days or less. As new types of mortgage-related securities will likely be developed in the future, the Fund may invest in them if Warburg determines they are consistent with the Fund's investment objectives and policies.
   Non-government mortgage-related securities may offer higher yields than those issued by governmental or government-related entities, but may be subject to greater price fluctuations and, in addition, may not be readily marketable.
   The existence of any insurance or guarantees supporting mortgage-related or asset-backed securities and the creditworthiness of the issuer will be considered in determining whether a security meets the Fund's investment standards, although the Fund may purchase mortgage-related and asset-backed securities without insurance or guarantees if Warburg determines that the issuer is creditworthy.
   The value of mortgage-related and asset-backed securities may change due to shifts in the market's perception of issuers, and regulatory or tax changes may adversely affect the mortgage or asset-backed securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities, and the Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments may tend to increase due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-related and asset-backed securities will generally fluctuate in response to interest rates.

RISK FACTORS AND SPECIAL CONSIDERATIONS
________________________________________________________________________________
   Investing in securities is subject to the inherent risk of fluctuations in prices. For certain additional risks relating to each Fund's investments, including with respect to high portfolio turnover, foreign securities and lower-rated securities, see 'Portfolio Investments' beginning at page 9 and 'Certain Investment Strategies' beginning at page 14.


   NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the Securities Act ('Rule 144A Securities'). An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Boards will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.

   Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

BALANCED FUND

   EMERGING GROWTH AND SMALL COMPANIES. Investing in securities of emerging growth and small- and medium-sized companies may involve greater risks, since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of emerging growth companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, the Balanced Fund's U.S. Small Company Sector and Mid-Cap Sector may involve a greater degree of risk than investment in better-known, larger companies.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
________________________________________________________________________________

   A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in each Fund's Statement of Additional Information.


   All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ('Counsellors Securities'). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Fund's Board.


CERTAIN INVESTMENT STRATEGIES
________________________________________________________________________________
   Although there is no current intention of doing so during the coming year, each Fund is authorized to engage in the following investment strategies: (i) lending portfolio securities, (ii) entering into reverse repurchase agreements and (iii) in the case of the Tax Free Fund, engaging in options and futures transactions. Detailed information concerning each Fund's strategies and related risks is contained below and in the Fund's Statement of Additional Information.

STRATEGY AVAILABLE TO ALL FUNDS

   SHORT SALES AGAINST THE BOX. Each Fund may enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities convertible or exchangeable without payment of further consideration into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will generally be held by the broker until the settlement date, when the Fund delivers securities to close out its short position. Although prior to delivery the Fund will have to pay an amount equal to any dividends paid on the securities sold short, the Fund will receive the dividends from the securities sold short or the dividends from the preferred stock or interest from the debt securities convertible or exchangeable into the securities sold short, plus a portion of the interest earned from the proceeds of the short sale. A Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. The Fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds.

   The extent to which a Fund may make short sales may be limited by requirements of the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. See 'Dividends, Distributions and Taxes' for other tax considerations applicable to short sales.

STRATEGIES AVAILABLE TO THE GROWTH & INCOME FUND AND
THE BALANCED FUND

   FOREIGN SECURITIES. Each of the Growth & Income Fund and the Balanced Fund may invest up to 10% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
   OPTIONS AND FUTURES TRANSACTIONS. At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options and futures contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of a Fund's current or anticipated portfolio holdings and (ii) in the case of the Growth & Income Fund, (a) as a substitute for purchasing or selling portfolio securities or (b) to seek to generate income to offset expenses or increase return. Transactions that are not considered hedging should be considered speculative and may serve to increase the Growth & Income Fund's investment risk. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Code.
   Securities and Stock Index Options. Each Fund may write covered call options and put options and purchase put and call options on securities and stock indexes and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. Such options may be traded on an exchange or may trade over-the-counter ('OTC'). The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index.
   The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

   Futures Contracts and Related Options. Each Fund may enter into interest rate and securities index futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of an interest rate sensitive security or, in the case of index futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified interest rate or index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
   Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. However, the Growth & Income Fund may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid on put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.
   Hedging Considerations. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
   Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. A Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

   Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by that Fund on securities and indexes and interest rate and index futures contracts and options on these futures contracts. The use of these strategies may require that the Fund maintain cash or certain liquid assets in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


STRATEGIES AVAILABLE TO THE BALANCED FUND AND
THE TAX FREE FUND

   MUNICIPAL OBLIGATIONS. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue securities, and a Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power.
   Although the Tax Free Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects and (iii) private activity bonds bearing Tax Exempt Interest (described below), it does not currently intend to do so on a regular basis. To the extent a Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of economically related projects or facilities or whose issuers are located in the same state, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects or facilities to a greater extent than it would be if its assets were not so concentrated.
   Private Activity Bonds; Alternative Minimum Tax Bonds. The Funds may invest in 'Alternative Minimum Tax Bonds,' which are certain private activity bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate 'alternative minimum tax.' The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. Depending on market conditions, the Tax Free Fund may invest up to 20% of its net assets in private activity bonds.

   Variable Rate Notes. Municipal Obligations purchased by a Fund may include variable rate demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon notice as specified in the note, demand payment of the principal of and accrued interest on the note at any time or during specified periods not exceeding one year (depending on the instrument involved) and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate demand note involved, in the event the issuer of the note defaulted on its payment obligations and during the periods that the Fund is not entitled to exercise its demand rights. A Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.

   Variable rate demand notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will have been determined by Warburg to be of comparable quality at the time of the purchase to rated instruments purchasable by the Fund. Warburg monitors the continuing creditworthiness of issuers of such notes to determine whether the Fund should continue to hold such notes.
   Ratings. The Funds may invest in Municipal Obligations which are determined by Warburg to present minimal credit risks and which at the time of purchase are considered to be 'high grade' -- e.g., rated 'A' or higher by S&P or Moody's in the case of bonds; rated 'SP-1' by S&P or 'MIG-1' by Moody's ('MIG-2' in the case of the Balanced Fund) in the case of notes; rated 'VMIG-1' by Moody's in the case of variable rate demand notes ('VMIG-2' by Moody's in the case of the Balanced Fund); or, in the case of the Tax Free Fund, rated 'A-1' by S&P or 'Prime-1' by Moody's in the case of tax exempt commercial paper. In addition, the Tax Free Fund may invest in 'high quality' notes and tax exempt commercial paper rated 'MIG-2,' 'VMIG-2' or 'Prime-2' by Moody's or 'A-2' by S&P if deemed advisable by Warburg. The Funds may also purchase securities that are unrated at the time of purchase provided that the securities are determined to be of comparable quality by Warburg. The applicable Municipal Obligations ratings are described in the Appendix to each Fund's Statement of Additional Information.

   WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Funds may each purchase securities on a when-issued or delayed-delivery basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction.

The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a 'when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Each Fund is required to segregate assets equal to the amount of its when-issued and delayed-delivery purchase commitments.

STRATEGY AVAILABLE TO THE TAX FREE FUND

   TAX EXEMPT DERIVATIVE SECURITIES. The Tax Free Fund may invest in tax exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations, which interest includes a tender option, demand or other feature, allowing the Fund to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying Municipal Obligations held by a custodian, and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax Exempt Interest, opinions, relating to the validity of and the tax exempt status of payments received by the Fund from such derivative securities, are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Fund in purchasing such securities. Neither the Fund nor Warburg will review the proceedings relating to the creation of any tax exempt derivative securities or the basis for such legal opinions.

   STAND-BY COMMITMENTS. The Tax Free Fund may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, which is commonly known as a 'put,' a dealer agrees to purchase, at the Fund's option, specified Municipal Obligations at a specified price. The Fund may pay for stand-by commitments, either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them, and they will be valued at zero in determining the Fund's net asset value. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it.

The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. The total amount paid for outstanding stand-by commitments will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the stand-by commitment is acquired. The Fund will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.


INVESTMENT GUIDELINES
________________________________________________________________________________
   Each Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) time deposits maturing in more than seven calendar days; (iii) certain Rule 144A Securities and (iv) in the case of the Growth & Income and Balanced Funds, repurchase agreements with maturities greater than seven days. In addition, up to 5% of each Fund's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 30% of its total assets at the time of borrowing. Each Fund may also pledge its assets in connection with borrowings up to 125% of the amount borrowed. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's total assets, the Fund will not purchase portfolio securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in each Fund's Statement of Additional Information.

MANAGEMENT OF THE FUNDS
________________________________________________________________________________
   INVESTMENT ADVISER. Each Fund employs Warburg as its investment adviser. Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of each such Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes each Fund with office space, furnishings and equipment.

   For the services provided by Warburg, the Growth & Income Fund, the Balanced Fund and the Tax Free Fund pay Warburg a fee calculated at an annual rate of
 .75%, .90% and .50%, respectively, of the Fund's average daily net assets. Warburg and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.


   Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of October 31, 1996, Warburg managed approximately $18.4 billion of assets, including approximately $9.8 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


   PORTFOLIO MANAGERS. GROWTH & INCOME FUND. Brian S. Posner, a managing director of Warburg, is portfolio manager of the Fund effective January 9, 1997. Prior to joining Warburg in January 1997, Mr. Posner was an employee of Fidelity Investments ('Fidelity') from 1987 until December 1996. He was the vice president and portfolio manager of the Fidelity Equity-Income II Fund (1992-December 1996); the portfolio manager of the Fidelity Value Fund (1990-1992); assistant portfolio manager of the Fidelity Equity-Income Fund (1989-1990); assistant portfolio manager of the Fidelity Capital Appreciation Fund (1989); portfolio manager of the Fidelity Select Property-Casualty Insurance Portfolio (1987-1990) and an equity analyst (1987). Prior to joining Fidelity, Mr. Posner was a research associate at John Nuveen and Co. and an analyst at Feldman Securities Corp. in Chicago. Linda Diaz, assistant vice president of Warburg, is a research analyst and assistant portfolio manager of the Fund. Ms. Diaz has been with Warburg since 1995, before which time she was an assistant vice president and portfolio manager in the asset management division for Kidder Peabody & Co.

   BALANCED FUND. As described above, the Fund is managed using a multi-manager approach where different managers are responsible for sectors of the Fund's portfolio. Anthony G. Orphanos and Dale C. Christensen are the overall portfolio strategists for the Fund and are responsible for determining the portion of the Fund's portfolio to be allocated among sectors.

   U.S. Value Sector. The U.S. Value Sector is managed by Anthony G. Orphanos. Mr. Orphanos, a managing director of EMW, has been with Warburg since 1977.

   U.S. Small Company Sector. Elizabeth B. Dater, Stephen J. Lurito and Kyle F. Frey manage the U.S. Small Company Sector. Ms. Dater, a senior managing director of EMW, has been a portfolio manager of Warburg since 1978. Mr. Lurito, a managing director of EMW, has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Frey is a senior vice president of Warburg and has been with Warburg since 1989, before which time he was with Goldman Sachs & Co.

   U.S. Mid-Cap Sector. George U. Wyper and Susan L. Black, senior managing directors of Warburg, manage the U.S. Mid-Cap Sector. Mr. Wyper joined Warburg in August 1994, before which time he was chief investment officer of White River Corporation and president of Hanover Advisors, Inc. (1993-August 1994) and chief investment officer of Fund American Enterprises, Inc. (1990-1993). Ms. Black has been with Warburg since 1985.

   International Equity Sector. Richard H. King and Nancy Nierman manage the International Equity Sector. Mr. King, a senior managing director of EMW, has been with Warburg since 1988. Ms. Nierman is a vice president of Warburg and has been with Warburg since April 1996, before which time she was an analyst with Fiduciary Trust Company International.

   Fixed Income Sector. Dale C. Christensen, a managing director of EMW, manages the Fixed Income Sector and has been with Warburg since 1989.
   TAX FREE FUND. Dale C. Christensen, portfolio manager of the Fixed Income Sector of the Balanced Fund, and Sharon B. Parente are portfolio managers of the Fund. Ms. Parente is a senior vice president of Warburg and has been with Warburg since 1992, before which time she was a vice president at Citibank, N.A.

   CO-ADMINISTRATORS. The Funds employ Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Funds' Boards, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Funds. As compensation, the Growth & Income Fund pays Counsellors Service a fee calculated at an annual rate of .05% of the Fund's first $125 million of average daily net assets and .10% of average daily net assets over $125 million; the Balanced and Tax Free Funds each pay Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.


   Each Fund employs PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Balanced and Growth & Income Funds each pay PFPC a fee calculated at an annual rate of .15% of the Fund's first $1 billion of average daily net assets and .05% of average daily net assets over $1 billion, and the Tax Free Fund pays PFPC a fee calculated at a rate of .05% of its average daily net assets. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

   CUSTODIANS. PNC Bank, National Association ('PNC') serves as custodian of the U.S. assets of the Funds and State Street Bank and Trust Company ('State Street') serves as custodian of the Growth & Income and Balanced Funds' non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
   TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
   DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Growth & Income Fund to Counsellors Securities for distribution services. Counsellors Securities receives a fee at an annual rate equal to .25% of the average daily net assets of each of the Balanced and Tax Free Fund's Common Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the '12b-1 Plan') adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under a 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, (i) the sale of the Common Shares, (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Common Shares, all as set forth in the 12b-1 Plans. Payments under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and the payments may exceed distribution expenses actually incurred. The Boards of the Balanced Fund and the Tax Free Fund evaluate the appropriateness of the 12b-1 Plans on a continuing basis and in doing so consider all relevant factors, including expenses paid by Counsellors Securities and amounts received under the 12b-1 Plan.
   Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.

   DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to its Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information of each Fund.

HOW TO OPEN AN ACCOUNT
________________________________________________________________________________
   In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at (800) 927-2874. An investor may also obtain an account application by writing to:
  Warburg Pincus Funds
  P.O. Box 9030
  Boston, Massachusetts 02205-9030
   Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.
   RETIREMENT PLANS AND UGMA ACCOUNTS. For information (i) about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account ('IRA') or a Simplified Employee Pension IRA ('SEP-IRA'), or
(ii) about opening a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act ('UGMA') account, an investor should telephone Warburg Pincus Funds at (800) 927-2874 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UGMA accounts.
   CHANGES TO ACCOUNT. For information on how to make changes to an account, an investor should telephone Warburg Pincus Funds at (800) 927-2874.

HOW TO PURCHASE SHARES
________________________________________________________________________________
   Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire.

   The minimum initial investment in each Fund is $1,000 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan described below. For retirement plans and UGMA accounts, the minimum initial investment is $500. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, the Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of EMW or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements.


   After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Funds are not normally issued.

   BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities Inc., at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a 'business day'), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see 'Net Asset Value' below.
   BY WIRE. Investors may also purchase Common Shares in a Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 927-2874. Federal funds may be wired to Counsellors Securities Inc. using the following wire address:
  State Street Bank and Trust Co.
  225 Franklin St.
  Boston, MA 02101
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Insert Warburg Pincus Fund name(s) here]
  DDA# 9904-649-2
  [Shareowner name]
  [Shareowner account number]

   If a telephone order is received by the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

   PURCHASES THROUGH INTERMEDIARIES. Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSourceTM Program; Fidelity Brokerage Services, Inc. Funds NetworkTM Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc. Generally, these programs do not require customers to pay a transaction fee in connection with purchases or redemptions. The Funds are also available through certain broker-dealers, financial institutions and other industry professionals (including the programs discussed above, collectively, 'Service Organizations'), which may impose certain conditions on their clients or customers that invest in the Funds, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Funds, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with clients or customers. Service Organizations that have entered into agreements with a Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Funds' pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.


   For  administration,  subaccounting, transfer  agency and/or  other services,
Warburg,  Counsellors   Securities  or   their   affiliates  may   pay   Service

Organizations and certain recordkeeping organizations with whom they have entered into agreements a fee generally up to .35% (the 'Service Fee') of the average annual value of accounts maintained by such Service Organizations or recordkeepers with the Funds. A portion of the Service Fee may be borne by the Funds as a transfer agency fee. In addition, a Service Organization or recordkeeper may directly or indirectly pay a portion of its Service Fee to the Fund's custodian or transfer agent for costs related to accounts of its clients or customers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

   AUTOMATIC MONTHLY INVESTING. Automatic monthly investing allows shareholders to authorize a Fund to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calendar day of each month. To establish the automatic monthly investing option, obtain a separate application or complete the 'Automatic Investment Program' section of the account applications and include a voided, unsigned check from the bank account to be debited. Only an account maintained at a domestic financial institution which is an automated clearing house member may be used. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Investment Program. Please refer to an account application for further information, or contact Warburg Pincus Funds at (800) 927-2874 for information or to modify or terminate the program. Investors should allow a period of up to 30 days in order to implement an automatic investment program. The failure to provide complete information could result in further delays.

   GENERAL. Each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's opinion, they are of a size that would disrupt the management of a Fund. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES
________________________________________________________________________________
   REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below).
   Common Shares of the Funds may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, you may be giving up a measure of security that you may have if you were to redeem or exchange your shares in writing. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to Open an Account.' An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. In order to change the bank account or address designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 927-2874 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund,
(ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

   After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account.' Although each Fund will redeem shares purchased by check or through the Automatic Investment Program before the check or funds clear, payments of the redemption proceeds will be delayed for five days (for funds received through the Automatic Investment Program) or ten days (for check purchases). Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

   If a redemption order is received by a Fund or its agent, prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
   The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
   If, due to redemptions, the value of an investor's account drops to less than $500, each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.
   TELEPHONE TRANSACTIONS. In order to request redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make exchanges by telephone. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund to confirm that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.
   AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $1,000 monthly or quarterly. To establish this service, complete the 'Automatic Withdrawal Plan' section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at (800) 927-2874.
   EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Due to the costs involved in effecting exchanges, each Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders. Currently, exchanges may be made among the Funds and with the following other funds:
 WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;
 WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
 WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND -- an intermediate-term municipal bond fund designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
 WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND -- an intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
 WARBURG PINCUS FIXED INCOME FUND -- a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed-income securities;
 WARBURG PINCUS GLOBAL FIXED INCOME FUND -- a bond fund investing in a portfolio consisting of investment grade fixed-income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars;
 WARBURG PINCUS CAPITAL APPRECIATION FUND -- an equity fund seeking long-term capital appreciation by investing principally in equity securities of medium-sized domestic companies;

 WARBURG PINCUS STRATEGIC VALUE FUND -- an equity fund seeking capital appreciation by investing in undervalued companies and market sectors;

 WARBURG PINCUS EMERGING GROWTH FUND -- an equity fund seeking maximum capital appreciation by investing in emerging growth companies;

 WARBURG PINCUS SMALL COMPANY VALUE FUND   --  an equity fund seeking  long-term
 capital appreciation by investing primarily in equity securities of small companies;


 WARBURG PINCUS SMALL COMPANY GROWTH FUND -- an equity fund seeking capital growth by investing in equity securities of small-sized domestic companies;


 WARBURG PINCUS HEALTH SCIENCES FUND -- an equity fund seeking capital appreciation by investing primarily in equity and debt securities of health sciences companies;

 WARBURG PINCUS POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing principally in equity securities of issuers in their post-venture capital stage of development;

 WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing principally in equity securities of U.S. and foreign issuers in their post-venture capital stage of development;

 WARBURG PINCUS INTERNATIONAL EQUITY FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;
 WARBURG PINCUS EMERGING MARKETS FUND -- an equity fund seeking growth of capital by investing primarily in securities of non-United States issuers consisting of companies in emerging securities markets;
 WARBURG PINCUS JAPAN GROWTH FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers; and WARBURG PINCUS JAPAN OTC FUND -- an equity fund seeking long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.
   The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.

DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________________________

   DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on a Fund's portfolio securities for the applicable period (which includes amortization of market discounts) less amortization of market premiums and applicable expenses. The Growth & Income Fund and the Balanced Fund each declares and pays its dividends from its net investment income quarterly. The Tax Free Fund declares dividends from its net investment income daily and pays those dividends monthly. Each Fund declares distributions of its net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under 'How to Open an Account' or by calling Warburg Pincus Funds at (800) 927-2874.

   A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
   TAXES. Each Fund intends to qualify each year as a 'regulated investment company' within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
   Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains ('capital gain dividends') are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. In the case of the Tax Free Fund, any loss realized by a shareholder on the sale or redemption of a Fund share held by the shareholder for six months or less will be disallowed to the extent of the amount of any exempt-interest dividend received by the shareholder with respect to such share. The portion of such loss not disallowed as described in the preceding sentence shall be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. An investor in the Tax Free Fund who redeems his shares prior to the declaration of a dividend may lose tax exempt status on accrued income attributable to tax exempt Municipal Obligations.
Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Funds' investment activities, including short sales of securities, should not result in unrelated business taxable income to a tax exempt investor.
   The Growth & Income and Balanced Funds anticipate that dividends paid by these Funds will be eligible for the 70% dividends received deduction allowed to certain corporations to the extent of the gross amount of qualified dividends received by each Fund for the year. However, corporate shareholders will have to take into account the entire amount of any dividend received in determining their adjusted current earnings adjustment for alternative minimum tax purposes. The dividends received deduction is not available for capital gain dividends.
   Certain provisions of the Code may require that a gain recognized by a Fund upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Fund upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Fund held the securities used to close the short sale. A Fund's use of short sales may also affect the holding periods of certain securities held by the Fund if such securities are 'substantially identical' to securities used by the Fund to close the short sale.
   Special Tax Matters Relating to the Tax Free Fund. As a regulated investment company, the Tax Free Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying Municipal Obligations. Such exempt-interest dividends may be excluded by investors of the Fund from their gross income for federal income tax purposes although (i) all or a portion of such exempt-interest dividends and tax exempt interest will be a specific tax-preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1986 and (ii) all exempt-interest dividends will be a component of the 'current earnings' adjustment item for purposes of the federal corporate alternative minimum tax. Furthermore, exempt-interest dividends paid by the Fund will constitute a component of the 'current earnings' adjustment item for purposes of the .12% corporate environmental tax. Moreover, dividends paid by the Fund will be subject to a branch profits tax of up to 30% when received by certain foreign corporate investors.
   GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. In the case of the Tax Exempt Fund, these statements set forth the dollar amount of income excluded or exempt from federal income taxes and the dollar amount, if any, subject to taxation. These statements also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
________________________________________________________________________________
   Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's

Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.
   The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Common Shares and then dividing the result by the total number of outstanding Common Shares.

   Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless a Fund's Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by a Fund's Board. Further information regarding valuation policies is contained in the Statement of Additional Information.


PERFORMANCE
________________________________________________________________________________
   The  Funds quote  the performance  of Common  Shares separately  from Advisor
Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading 'Warburg Pincus Funds.' From time to time, each Fund may advertise yield and average annual total return of its Common Shares over various periods of time. The yield refers to net investment income generated by the Common Shares over a specified thirty-day period, which is then annualized. In addition, advertisements concerning the Tax Free Fund may describe a tax equivalent yield. The tax equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Common Shares' tax-free yield. It is calculated by increasing the yield shown for the Common Shares to the extent necessary to reflect the payment of specified tax rates. Thus, the tax equivalent yield will always exceed a Fund's Common Shares' yield. These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-
by-year, quarterly or current year-to-date basis). Performance quotations of a Fund will include performance of a predecessor fund.
   When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
   Investors should note that yield, tax-equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance. Each Fund's Statement of Additional Information describes the method used to determine the yield, tax-equivalent yield and total return. Current performance figures may be obtained by calling Warburg Pincus Funds at
(800) 927-2874.

   In reports or other communications to investors or in advertising material, a Fund may describe general economic and market conditions affecting the Fund. The Fund may compare its performance (i) with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Growth & Income Fund, with the S&P 500 Index; in the case of the Balanced Fund, with the Lipper Balanced Fund Index and the S&P 500 Index; and in the case of the Tax Free Fund, with Lipper General Municipal Debt Funds Average; or (iii) with other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Business Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc., Smart Money and Financial Times.

   In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign securities on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION
________________________________________________________________________________
   ORGANIZATION. The Funds were incorporated on January 29, 1996 under the laws of the State of Maryland under the names 'Warburg, Pincus Growth & Income Fund, Inc.,' 'Warburg, Pincus Balanced Fund, Inc.' and 'Warburg, Pincus Tax Free Fund, Inc.' On May 3, 1996, each Fund acquired all of the assets and liabilities of the investment portfolio of the RBB Fund with a similar name.

   The charter of each Fund authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.


   MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors may only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Advisor Shares from their investment professional or by calling Counsellors Securities at (800) 369-2728.

   VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.
   SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund may be obtained by calling Warburg Pincus Funds at (800) 927-2874.
   The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.



                         ---------------------------------
  NO PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, EACH FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


The Funds' Expenses.....................................................    3
Financial Highlights....................................................    4
Investment Objectives and Policies......................................    7
Portfolio Investments...................................................    9
Risk Factors and Special Considerations.................................   12
Portfolio Transactions and Turnover Rate................................   14
Certain Investment Strategies...........................................   14
Investment Guidelines...................................................   21
Management of the Funds.................................................   21
How to Open an Account..................................................   25
How to Purchase Shares..................................................   25
How to Redeem and Exchange Shares.......................................   28
Dividends, Distributions and Taxes......................................   32
Net Asset Value.........................................................   34
Performance.............................................................   35
General Information.....................................................   37



                                     [Logo]

                               P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-WARBURG (800-927-2874)

                                                                    WPGBT-1-1296

                                     [LOGO]

                                  PROSPECTUS



                               DECEMBER 30, 1996


                        [ ] WARBURG PINCUS BALANCED FUND

                 SUBJECT TO COMPLETION, DATED DECEMBER 30, 1996
     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                          WARBURG PINCUS ADVISOR FUNDS
                                 P.O. BOX 9030
                        BOSTON, MASSACHUSETTS 02205-9030
                        TELEPHONE NUMBER: (800) 369-2728


                                                               December 30, 1996


PROSPECTUS

Warburg Pincus Advisor Funds are a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. One Advisor Fund is described in this
Prospectus:

WARBURG PINCUS BALANCED FUND seeks maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital. The Fund employs a policy of diversified equity and debt investments managed using a multi-manager approach.


The Fund currently offers two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Fund, as well as Advisor Shares of certain other Warburg Pincus-advised funds, are sold under the name 'Warburg Pincus Advisor Funds.' Individual investors may purchase Advisor Shares only through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries ('Institutions'). The Advisor Shares impose a 12b-1 fee of .50% per annum, which is the economic equivalent of a sales charge. The Fund's Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.

NO MINIMUM INVESTMENT

There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See 'How to Purchase Shares.'


This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC') in a document entitled 'Statement of Additional Information' and is available for reference, along with other related materials, on the SEC Internet Web site (http://www.sec.gov). The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Advisor Funds at (800) 369-2728. Information regarding the status of shareholder accounts may also be obtained by calling Warburg Pincus Advisor Funds at the same number. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES COMMISSION  NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION   PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS
          PROSPECTUS.  ANY  REPRESENTATION  TO  THE  CONTRARY  IS  A
                             CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUND'S EXPENSES


     Warburg Pincus Balanced Fund (the 'Fund') currently offers two separate classes of shares: Common Shares and Advisor Shares. See 'General Information.' Because of the higher fees paid by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.



Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a percentage of offering price)..............................         0
Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fees (after fee waivers)......................................................................       .45%
     12b-1 Fees...............................................................................................       .50%*
     Other Expenses (after expense reimbursements)............................................................       .65%

     Total Fund Operating Expenses (after fee waivers and expense reimbursements)`D'..........................      1.60%
EXAMPLE
     You would pay the following expenses
       on a $1,000 investment, assuming (1) 5% annual return
       and (2) redemption at the end of each time period:
     1 year...................................................................................................    $   16
     3 years..................................................................................................    $   50
     5 years..................................................................................................    $   87
     10 years.................................................................................................    $  190


------------




* Current 12b-1 fees are .50% out of a maximum of .75% authorized under the Advisor Shares' Distribution Plan. At least a portion of these fees should be considered by the investor to be the economic equivalent of a sales charge.




 `D' The Fund's investment adviser and co-administrator have undertaken to limit
     Total Fund Operating Expenses through May 3, 1997 to 1.85%. There is no obligation to continue these waivers after that time. Absent the waiver of fees by the Fund's investment adviser and co-administrator, Management Fees would equal .90%, Other Expenses would equal 203.60% and Total Fund Operating Expenses would equal 205%. Other Expenses are based on expenses for the fiscal year ending August 31, 1996, net of expense reimbursements.



                            ------------------------

     The expense table shows the costs and expenses that an investor will bear directly or indirectly as an Advisor Shareholder of the Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in the Fund's Advisor Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Fund's actual performance will vary and may result in a return greater or less than 5%.
Long-term shareholders of Advisor Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS

WARBURG PINCUS BALANCED FUND(d)
(for an Advisor Share outstanding throughout each period)


     The table below sets forth certain information concerning the investment results of shares of the Warburg Pincus Balanced Fund (formerly an investment portfolio of The RBB Fund, Inc. (the 'RBB Fund')) for the periods indicated. The financial data included in this table for the year ended August 31, 1996 has been audited by Coopers & Lybrand L.L.P. The financial data included in this table for the period from July 31, 1995 to August 31, 1995 is part of the RBB Fund's financial statements which have also been audited by Coopers & Lybrand L.L.P., the RBB Fund's independent accountants, whose report thereon appears in the Statement of Additional Information along with the financial statements. The financial data included in the table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the annual report, dated August 31, 1996, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 369-2728.



                                                                                            FOR THE PERIOD
                                                                        FOR THE              JULY 31, 1995
                                                                         YEAR                (COMMENCEMENT
                                                                         ENDED             OF OPERATIONS) TO
                                                                    AUGUST 31, 1996         AUGUST 31, 1995
                                                                   -----------------       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD............................        $ 11.13                 $ 10.72
                                                                       --------                 -------
     Income From Investment Operations:
     Net Investment Income......................................         0.3689                  0.0170
     Net Gains (Losses) on Securities (both realized and
       unrealized)..............................................         0.6815                  0.3930
                                                                       --------                 -------
          Total from Investment Operations......................         1.0504                  0.4100
                                                                       --------                 -------
     Less Distributions:
     Dividends (from net investment income).....................        (0.0942)                 0.0000
     Distributions (from capital gains).........................        (0.1462)                 0.0000
                                                                       --------                 -------
          Total Distributions...................................        (0.2404)                 0.0000
                                                                       --------                 -------
NET ASSET VALUE, END OF PERIOD..................................        $ 11.94                 $ 11.13
                                                                       --------                 -------
                                                                       --------                 -------
Total Returns...................................................           9.56%                   3.82%(c)
Ratios/Supplemental Data
Net Assets, End of Period (000).................................        $    12                 $     1
Ratio of Expenses to Average Net Assets.........................           1.71%(a)                1.76%(a)(b)
Ratio of Net Investment Income to Average Net Assets............          (4.11%)                  2.00%(b)
Portoflio Turnover Rate.........................................            108%                    107%(b)
Average Commission Rate.........................................        $ .0453(e)                  N/A


------------


 (a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Balanced Fund would have been 205.06% for the year ended August 31, 1996 and 628.47% annualized for the period ended August 31, 1995.


 (b) Annualized.

 (c) Not Annualized.

 (d) Financial Highlights relate solely to the Advisor Class of shares of the Fund.


 (e) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVE AND POLICIES


     The Fund's investment objective is to seek to maximize total return through a combination of long-term growth of capital and current income consistent with preservation of capital. The Fund's objective and policies are non-fundamental policies and may be changed without first obtaining the approval of a majority of the outstanding shares of the Fund. Any changes may result in the Fund having investment objectives different from those an investor may have considered at the time of investment. Any investment involves risk and, therefore, there can be no assurance that the Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Fund may make.


     The Fund is a diversified management investment company that pursues its objective through a policy of diversified investment in common stocks, convertible and non-convertible preferred stocks and debt securities, such as government, corporate, bank and commercial obligations. The Fund may also purchase warrants provided they are attached to securities that may otherwise be purchased by the Fund. At all times, the Fund will have a minimum of 25% of its assets in equity securities and a minimum of 25% in fixed income securities. Compliance with these percentage requirements may limit the ability of the Fund to maximize total return. With respect to convertible senior securities, only that portion of the value of such securities attributable to their fixed income characteristics will be used for purposes of determining the percentage of the assets of the Fund that are invested in fixed income securities. The actual percentage of assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of Warburg, Pincus Counsellors, Inc., the investment adviser of the Fund ('Warburg'), as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.

     The Fund will be managed by a team of senior managers of Warburg. Two managers are designated overall portfolio strategists and are responsible for determining the portion of the Fund allocated between equity and fixed income securities and the allocation among the various equity sectors. See 'Management of the Funds -- Portfolio Managers' for information about the portfolio managers.

EQUITY INVESTMENT. Each of the equity portfolio managers will manage an allocated portion of the equity holdings of the Fund. Each manager will manage his/her portion with a different investment emphasis or approach, but in each case consistent with the overall objective of long-term growth of capital for the Balanced Fund's equity portion.

     The four sectors in the equity portion are:

     U.S. Value Sector invests primarily in stocks whose acquisition price represents low absolute or relative value, based on historical and financial analysis and compared to other stocks and sectors of the Standard & Poor's 500 universe of common stocks and other indexes.

     U.S. Small Company Sector invests primarily in common stocks and warrants of small capitalization and emerging growth U.S. companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- and medium-sized companies that have passed their start up phase and that show positive earnings and prospects for achieving significant profit and gain in a relatively short period of time. Small capitalization companies may be purchased for their growth potential or because Warburg believes they are undervalued.

     U.S. Mid-Cap Sector invests primarily in a diversified portfolio of common stocks, warrants and securities convertible into or exchangeable for common stock of 'mid-cap' U.S. companies. These are companies that have market capitalizations in the $660 million to $13.8 billion range and includes a potential universe of companies in such indexes as the Russell Midcap Index and

Standard & Poor's Midcap 400 Index. The managers attempt to identify sectors of the market and companies within market sectors that they believe will outperform the overall market.

     International Equity Sector invests primarily in a broadly diversified portfolio of equity securities of companies that, wherever organized, have their principal business activities and interests outside the United States. The international equity managers intend to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earnings power and improved utilization or recognition of assets. Investments may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

FIXED  INCOME INVESTMENT.  The fixed  income portion  invests primarily  in debt
instruments  such  as  corporate   obligations,  U.S.  government   obligations,
municipal obligations and mortgage-related and asset-backed debt securities. PORTFOLIO INVESTMENTS


U.S. GOVERNMENT OBLIGATIONS. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).


TEMPORARY DEFENSIVE MEASURES. When Warburg believes that a defensive posture  is
warranted,   the   Fund   may   invest  temporarily   without   limit   in  U.S.
dollar-denominated money market obligations, including repurchase agreements.


INVESTMENT GRADE DEBT. The Fund may invest in investment grade debt securities and preferred stocks. Debt obligations of corporations in which the Fund may invest include corporate bonds, debentures, debentures convertible into common stocks and notes. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P') or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


     In selecting debt securities for the Fund, Warburg will review and monitor the creditworthiness of each issuer and issue, in addition to relying on ratings assigned by Moody's or S&P. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. The Fund may only invest in debt securities rated within the three highest grades by Moody's or S&P or, if unrated, determined to be of comparable quality by Warburg. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities and downgraded securities may be retained without limit as to quantity or quality, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.

LOWER-RATED SECURITIES. Lower-rated and comparable unrated securities (commonly referred to as 'junk bonds'), which the Fund may come to hold as a result of a downgrade (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

     The market value of securities in lower-rated categories is more volatile than that of higher quality securities. In addition, the Fund may have difficulty disposing of certain of these securities because there may be a thin trading market, which may also make it more difficult for the Fund to obtain accurate market quotations for purposes of calculating the Fund's net asset value.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board, monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the '1940 Act').

CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.

MORTGAGE-RELATED AND ASSET-BACKED DEBT SECURITIES. The Fund may purchase mortgage-related debt securities without limit. Such securities represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others and assembled for sale to investors by various governmental, government-related and private organizations. Mortgage-related securities are based on different types of mortgages, including those on commercial real estate or residential properties. Mortgage-related securities in which the Fund may invest include adjustable rate securities. The Fund may also invest in asset-backed securities which are backed by installment sales contracts, credit card receivables or other assets. The remaining maturity of any asset-backed security the Fund invests in will be 397 days or less. As new types of mortgage-related securities will likely be developed in the future, the Fund may invest in them if Warburg determines they are consistent with the Fund's investment objective and policies.

     Non-government mortgage-related securities may offer higher yields than those issued by governmental or government-related entities, but may be subject to greater price fluctuations and, in addition, may not be readily marketable.

     The existence of any insurance or guarantees supporting mortgage-related or asset-backed securities and the creditworthiness of the issuer will be considered in determining whether a security meets the Fund's investment standards, although the Fund may purchase mortgage-related and asset-backed securities without insurance or guarantees if Warburg determines that the issuer is creditworthy.

     The value of mortgage-related and asset-backed securities may change due to shifts in the market's perception of issuers, and regulatory or tax changes may adversely affect the mortgage or asset-backed securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities, and the Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments may tend to increase due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-related and asset-backed securities will generally fluctuate in response to interest rates.

RISK FACTORS AND SPECIAL
CONSIDERATIONS

     Investing in securities is subject to the inherent risk of fluctuations in prices. For certain additional risks relating to the Fund's investments, including with respect to high portfolio turnover, foreign securities and lower-rated securities, see 'Portfolio Investments' beginning at page 5 and 'Certain Investment Strategies' beginning at page 9.


NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the Securities Act ('Rule 144A Securities'). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.

     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.


EMERGING GROWTH AND SMALL COMPANIES. Investing in securities of emerging growth and small-and medium-sized companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of emerging growth companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, the Fund's U.S. Small Company Sector and Mid-Cap Sector may involve a greater degree of risk than investment in better-known, larger companies.


PORTFOLIO TRANSACTIONS AND
TURNOVER RATE


     The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information.


     All orders for transactions in securities or options on behalf of the Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Fund's distributor ('Counsellors Securities'). The Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transac-tion does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES

     Although there is no current intention of doing so during the coming year, the Fund is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements. Detailed information concerning the Fund's strategies and related risks is contained below and in the Statement of Additional Information.


SHORT SALES AGAINST THE BOX. The Fund may enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' will be entered into by the Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will generally be held by the broker until the settlement date when the Fund delivers securities to close out its short position. Although prior to delivery the Fund will have to pay an amount equal to any dividends paid on the securities sold short, the Fund will receive the dividends from the securities sold short or the dividends from the preferred stock or interest from the debt securities convertible or exchangeable into the securities sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. The Fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds.


     The extent to which the Fund may make short sales may be limited by requirements of the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. See 'Dividends, Distributions and Taxes' for other tax considerations applicable to short sales.

FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

OPTIONS AND FUTURES TRANSACTIONS. At the discretion of Warburg, the Fund may, but is not required to, engage in a number of strategies involving options and futures contracts. These strategies, commonly referred to as 'derivatives,' may be used for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Fund's net asset value and performance. Therefore, an investment in the Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Fund's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Code.

     Securities and Stock Index Options. The Fund may write covered call options and put options and purchase put and call options on securities and stock indexes and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. Such options may be traded on an exchange or may trade over-the-counter ('OTC'). The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index.

     The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

     Futures Contracts and Related Options. The Fund may enter into interest rate and securities index futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of an interest rate sensitive security or, in the case of index futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified interest rate or index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

     Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Fund is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

     Hedging Considerations. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

     Additional Considerations. To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.


     Asset Coverage. The Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities and indexes and interest rate and index futures contracts and options on these futures contracts. The use of these strategies may require that the Fund maintain cash or certain liquid assets in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


MUNICIPAL OBLIGATIONS. The Fund may invest in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities ('Municipal Obligations'), the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from regular federal income tax. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue securities, and the Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power.

     To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of economically related projects or facilities or whose issuers are located in the same state, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects or facilities to a greater extent than it would be if its assets were not so concentrated.


     Private Activity Bonds; Alternative Minimum Tax Bonds. 'Alternative Minimum Tax Bonds' are certain private activity bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate 'alternative minimum tax.' The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

     Variable Rate Notes. Municipal Obligations purchased by the Fund may include variable rate demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon notice as specified in the note, demand payment of the principal of and accrued interest on the note at any time or during specified periods not exceeding one year (depending on the instrument involved) and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate demand note involved in the event the issuer of the note defaulted on its payment obligations and during the periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.

     Variable rate demand notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will have been determined by Warburg to be of comparable quality at the time of the purchase to rated instruments purchasable by the Fund. Warburg monitors the continuing creditworthiness of issuers of such notes to determine whether the Fund should continue to hold such notes.

     Ratings. The Fund may invest in Municipal Obligations which are determined by Warburg to present minimal credit risks and which at the time of purchase are considered to be 'high grade' -- e.g., rated 'A' or higher by S&P or Moody's in the case of bonds; rated 'SP-1' by S&P or 'MIG-2' by Moody's in the case of notes; or rated 'VMIG-2' by Moody's in the case of variable rate demand notes. The Fund may also purchase securities that are unrated at the time of purchase provided that the securities are determined to be of comparable quality by Warburg. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed-delivery basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a 'when, as and if issued' basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund is required to segregate assets equal to the amount of its when-issued and delayed-delivery purchase commitments.

INVESTMENT GUIDELINES

     The Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) time deposits maturing in more than seven calendar days; (iii) certain Rule 144A Securities and (iv) repurchase agreements with maturities greater than seven days. In addition, up to 5% of the Fund's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years. The Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 30% of its total assets at the time of borrowing. The Fund may also pledge its assets in connection with borrowings up to 125% of the amount borrowed. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's total assets, the Fund will not purchase portfolio securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER. The Fund employs Warburg as its investment adviser. Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and stated investment policies. Warburg makes investment decisions for the Fund and places orders to purchase or sell securities on behalf of the Fund. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment.


     For the services provided by Warburg, the Fund pays Warburg a fee calculated at an annual rate of .90% of the Fund's average daily net assets. Although this advisory fee is higher than that paid by most other investment companies, including money market and fixed income funds, Warburg believes that it is comparable to fees charged by other mutual funds with similar policies and strategies. Warburg and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.



     Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of October 31, 1996, Warburg managed approximately $18.4 billion of assets, including approximately $9.8 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


PORTFOLIO MANAGERS. As described above, the Fund employs a multi-manager approach where different managers are responsible for sectors of the Fund's portfolio. Anthony G. Orphanos and Dale C. Christensen are the overall portfolio strategists for the Fund and are responsible for determining the portion of the Fund's portfolio to be allocated among sectors.

     U.S. Value Sector. The U.S. Value Sector is managed by Anthony G. Orphanos, a managing director of EMW. Mr. Orphanos has been with Warburg since 1977.

     U.S. Small Company Sector. Elizabeth B. Dater, Stephen J. Lurito and Kyle F. Frey manage the U.S. Small Company Sector. Ms. Dater, a senior managing director of EMW, has been a portfolio manager of Warburg since 1978. Mr. Lurito, a managing director of EMW, has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Frey is a senior vice president of Warburg and has been with Warburg since 1989, before which time he was with Goldman Sachs & Co.

     U.S. Mid-Cap Sector. George U. Wyper and Susan L. Black, senior managing directors of Warburg, manage the U.S. Mid-Cap Sector. Mr. Wyper joined Warburg in August 1994, before which time he was chief investment officer of White River Corporation and president of Hanover Advisors, Inc. (1993-August 1994) and chief investment officer of Fund American Enterprises, Inc. (1990-1993). Ms. Black has been with Warburg since 1985.


     International Equity Sector. Richard H. King and Nancy Nierman manage the International Equity Sector. Mr. King, a senior managing director of EMW, has been with Warburg since 1988. Ms. Nierman is a vice president of Warburg and has been with Warburg since April 1996, before which time she was an analyst with Fiduciary Trust Company International.


     Fixed Income Sector. Dale C. Christensen, a managing director of EMW, manages the Fixed Income Sector and has been with Warburg since 1989.


CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Funds. As compensation, the Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.



     The Fund employs PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund pays PFPC a fee calculated at an annual rate of .15% of the Fund's first $1 billion of average daily net assets and .05% of average daily net assets over $1 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


CUSTODIANS. PNC Bank, National Association ('PNC') serves as custodian of the U.S. assets of the Fund and State Street Bank and Trust Company ('State Street') serves as custodian of the Fund's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Fund. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Advisor Shares to Counsellors Securities for distribution services.


     Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.

DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.
HOW TO PURCHASE SHARES


     Individual investors may only purchase Warburg Pincus Advisor Fund shares through Institutions. The Fund reserves the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors are generally to Institutions as record holders of the Advisor Shares.


     Each  Institution  separately  determines  the  rules  applicable  to   its
customers investing in the Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Fund reserves the right to impose minimums in the future.

     Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.

     Institutions may purchase Advisor Shares by telephoning the Fund and sending payment by wire. After telephoning (800) 369-2728 for instructions, an Institution should then wire federal funds to Counsellors Securities Inc. using the following wire address:

State Street Bank and Trust Co.
225 Franklin St.
Boston, MA 02101
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Warburg Pincus Advisor Balanced
  Fund
DDA# 9904-649-2
[Shareowner name]
[Shareowner account number]

     Orders by wire will not be accepted until a completed account application has been received in proper form, and an account number has been established. If a telephone order is received by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned after prompt inquiry. Certain organizations or Institutions that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than three business days following the day the order is effected. If payment is not received by such time, the organization could be held liable for resulting fees or losses.

     After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund or its agent and should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

     The Fund understands that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients or customers that invest in the Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his account with the organization.


GENERAL. The Fund reserves the right to reject any specific purchase order. The Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE
SHARES

REDEMPTION OF SHARES. An investor may redeem (sell) shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of the request to the Fund or its agent.

     Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 369-2728 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and
(v) the name of the person requesting the redemption.

     After receipt of the redemption request the redemption proceeds will be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.

     If a redemption order is received by the Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect the Fund, the Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

     The proceeds paid upon redemption may be more or less than the amount invested, depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.


EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of the Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Advisor Funds or its agent prior to 4:00 p.m. (Eastern time), the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


     The exchange privilege is available to shareholders residing in any state in which the Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of the Fund for shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 369-2728.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS. The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period (which includes amortization of market discounts) less amortization of market premiums and applicable expenses. The Fund declares and pays its dividends from its net investment income quarterly. The Fund declares distributions of its net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under 'How to

Open an Account' or by calling Warburg Pincus Funds at (800) 369-2728.

     The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

TAXES. The Fund intends to qualify each year as a 'regulated investment company' within the meaning of the Code. The Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

     Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains ('capital gain dividends') are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, should not result in unrelated business taxable income to a tax exempt investor.


     The Fund anticipates that dividends paid by the Fund will be eligible for the 70% dividends received deduction allowed to certain corporations to the extent of the gross amount of qualified dividends received by the Fund for the year. However, corporate shareholders will have to take into account the entire amount of any dividends received in determining their adjusted current earnings adjustment for alternative minimum tax purposes. The dividends received deduction is not available for capital gain dividends.


     Certain provisions of the Code may require that a gain recognized by the Fund upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Fund upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Fund held the securities used to close the short sale. The Fund's use of short sales may also affect the holding periods of certain securities held by the Fund if such securities are 'substantially identical' to securities used by the Fund to close the short sale.

GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of the Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE

     The Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Fund generally changes each day.

     The net asset value per Advisor Share of the Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Advisor Shares and then dividing the result by the total number of outstanding Advisor Shares.

     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE


     The Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading 'Warburg Pincus Advisor Funds.' From time to time, the Fund may advertise yield and average annual total return of its Advisor Shares over various periods of time. The yield refers to net investment income generated by the Advisor Shares over a specified thirty-day period, which is then annualized. These total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis). Performance quotations of the Fund will include performance of a predecessor fund.


     When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures of Advisor Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

     Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Advisor Funds at (800) 369-2728.


     In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund. The Fund may compare its performance (i) with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) with the Lipper Balanced Fund Index; or
(iii) with other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Business Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc., Smart Money and Financial Times.



     In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, the Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analyses of holdings by industry, country, credit quality and other characteristics. The Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign securities on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of Advisor Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


GENERAL INFORMATION

ORGANIZATION. The Fund was incorporated on January 29, 1996 under the laws of the State of Maryland under the name 'Warburg, Pincus Balanced Fund, Inc.' On May 3, 1996 the Fund acquired all of the assets and liabilities of the corresponding investment portfolio of The RBB Fund, Inc. with a similar name.


     The charter of the Fund authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.


MULTI-CLASS STRUCTURE. The Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, except that Advisor Shares bear fees payable by the Fund to Institutions for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares from their investment professional or by calling Counsellors Securities at (800) 927-2874.


VOTING RIGHTS. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any member of the Board may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.


SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund may be obtained by calling Warburg Pincus Advisor Funds at (800) 369-2728. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See 'Shareholder Servicing.'

     The common share prospectuses of certain other Warburg Pincus Funds are combined with the Fund's Common Share Prospectus. Each fund offers only its own shares, yet it is possible that the Fund may become liable for a misstatement, inaccuracy or omission in that prospectus with regard to another fund.

SHAREHOLDER SERVICING


     The Fund is authorized to offer Advisor Shares exclusively through Institutions whose clients or customers (or participants in the case of retirement plans) ('Customers') are owners of Advisor Shares. Either those Institutions or companies providing certain services to Customers (together, 'Service Organizations') will enter into agreements ('Agreements') with the Fund and/or Counsellors Securities pursuant to a Distribution Plan as described below. Such entities may provide certain distribution, shareholder servicing, administrative and/or accounting services for their Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the

Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting. The Board has approved a Distribution Plan (the 'Plan') pursuant to Rule 12b-1 under the 1940 Act under which each participating Service Organization will be paid, out of the assets of the Fund (either directly or by Counsellors Securities on behalf of the Fund), a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual service fee and a .50% annual distribution fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The current 12b-1 fee is .50% per annum. The Board evaluates the appropriateness of the Plan on a continuing basis and in doing so considers all relevant factors.



     Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, provide compensation to Service Organizations. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders. In addition, Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to accounts of Customers. A Service Organization may directly or indirectly use a portion of the fees paid pursuant to the Plan to compensate the Fund's custodian or transfer agent for costs related to accounts of Customers.

                            ------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


         THE FUND'S EXPENSES ........................................ 2
         FINANCIAL HIGHLIGHTS ....................................... 3
         INVESTMENT OBJECTIVE AND POLICIES .......................... 4
         PORTFOLIO INVESTMENTS ...................................... 5
         RISK FACTORS AND SPECIAL
            CONSIDERATIONS .......................................... 7
         PORTFOLIO TRANSACTIONS AND TURNOVER
            RATE .................................................... 8
         CERTAIN INVESTMENT STRATEGIES .............................. 9
         INVESTMENT GUIDELINES ..................................... 13
         MANAGEMENT OF THE FUND .................................... 13
         HOW TO PURCHASE SHARES .................................... 15
         HOW TO REDEEM AND EXCHANGE
            SHARES ................................................. 16
         DIVIDENDS, DISTRIBUTIONS AND TAXES ........................ 17
         NET ASSET VALUE ........................................... 19
         PERFORMANCE ............................................... 19
         GENERAL INFORMATION ....................................... 20
         SHAREHOLDER SERVICING ..................................... 21



         ADBAL-1296


                                     [LOGO]

                     [ ] WARBURG PINCUS
                        BALANCED FUND

                                   PROSPECTUS



                               DECEMBER  30, 1996

                       STATEMENT OF ADDITIONAL INFORMATION

                                December  30, 1996

                          WARBURG PINCUS BALANCED FUND

                 P.O. Box 9030, Boston, Massachusetts 02205-9030
                       For information, call (800) WARBURG

                                    CONTENTS
                                    --------
                                                                            Page
                                                                            ----
Investment Objective...........................................................2
Investment Policies............................................................2
Management of the Fund........................................................25
Additional Purchase and Redemption Information................................34
Exchange Privilege............................................................35
Additional Information Concerning Taxes.......................................36
Determination of Performance..................................................38
Independent Accountants and Counsel...........................................40
Miscellaneous.................................................................40
Financial Statements..........................................................42
Appendix - Description of Ratings............................................A-1


               This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Balanced Fund (the "Fund"), Warburg Pincus Growth & Income Fund and Warburg Pincus Tax Free Fund and with the Prospectus for the Advisor Shares of the Fund, each dated December 30, 1996, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses and information regarding the Fund's current performance may be obtained by calling the Fund at (800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling the Fund at (800) 927-2874 or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                              INVESTMENT OBJECTIVE

               The investment objective of the Fund is maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital.

                               INVESTMENT POLICIES

               The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectuses.

Options and Futures Transactions

               Securities Options. The Fund may write covered call options and put options on securities, and may purchase such options, that are traded on exchanges, as well as over-the-counter ("OTC").

               The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

               The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

               If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

               In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

               Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

               Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ("Warburg") expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

               Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

               There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

               Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

               Stock Index Options. The Fund may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

               Options on stock indexes are similar to options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

               OTC Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

               Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

               Futures Activities. The Fund may enter into interest rate and index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions and increasing return.

               The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. The ability of the Fund to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

               Futures Contracts. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed on the indexes. An index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

               No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

               At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

               Options on Futures Contracts. The Fund may purchase and write put and call options on interest rate and index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

               An option on an interest rate or index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

               Hedging. The Fund may enter into options and futures transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

               In hedging transactions based on an index, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

               The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in interest rates or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.


               Asset Coverage for Options, Futures and Options on Futures. As described in the Prospectuses, the Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") with respect to coverage of options written by the Fund on securities and indexes and interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities.


               For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

               U.S. Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the

U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

               Mortgage-Related and Asset-Backed Debt Securities. The Fund may invest in mortgage-related securities, such as those issued by GNMA, FNMA, FHLMC or private organizations. Mortgage-related securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Certain mortgage-related securities issued by certain government-related issueers are guaranteed by the U.S. government as to the timely payment of principal and interest. Other mortgage-related securities, including those issued by private organizations, and asset-backed securities are not guaranteed by the U.S. government. However, certain mortgage loan and other asset pools may be supported by various forms of insurance or guarantees. Although there may be guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

               These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-related securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

               The rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities, and this delay reduces the effective yield to the holder of such securities.

               The Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

               Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

               Downgraded Debt and Convertible Securities. Although the Fund may invest only in investment grade securities (as described in the Prospectuses), it is not required to dispose of securities downgraded below investment grade subsequent to acquisition by the Fund. While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

               The market for medium- and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

               The Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

               The market value of securities in medium- and lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated securities may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

               Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board").

The Fund will not lend portfolio securities to affiliates of Warburg unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

               By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

               Foreign Investments. The Fund may invest up to 10% of its total assets in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

               Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

               Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

               Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

               Short Sales "Against the Box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

               While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

               Securities of Smaller Companies. The Fund's investments in small companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of smaller companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

               Warrants. The Fund may invest up to 5% of net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase). Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

               Non-Publicly Traded and Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

               Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

               In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

               Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

               An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

               Borrowing. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

               Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

               Municipal Obligations. Municipal Obligations (as defined in the Prospectuses) are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. See the Prospectuses, "Certain Investment Strategies - Municipal Obligations".

               Among other instruments, the Fund may purchase short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

               There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's
Ratings Group    ("S&P") represent their opinions as to the quality of Municipal
Obligations. It should be emphasized, however, that the ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields, while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Warburg will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the rating of Moody's and S&P and their significance.


               Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, the laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as the result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

               Variable Rate Notes. Variable rate demand notes ("VRDN's") are tax exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment rate. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

               When Issued Securities and Delayed Delivery Transactions. The Fund may use its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for speculative purposes, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

               When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Other Investment Limitations

               The investment limitations numbered 1 through 11 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 12 through 18 may be changed by a vote of the Board at any time.

               The Fund may not:

               1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing and only if after such borrowing there is assets coverage of at least 300% for all borrowings of the Fund. For purposes of this restriction, the entry into options, futures contracts and options on futures contracts shall not constitute borrowing.

               2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

               3. Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities and enter into repurchase agreements in accordance with its investment objectives, policies and limitations.

               4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund's investment objectives, policies and limitations may be deemed to be underwriting.

               5. Purchase or sell real estate, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein or (b) issued by companies which invest in real estate or interests therein.

               6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in options on currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales "against the box."

               7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in options, futures contracts and options on futures contracts will not be deemed to be a purchase of securities on margin.

               8. Invest in commodities, except that the Fund may purchase and sell futures contracts and options on futures contracts, currencies, securities or indexes.

               9. Pledge, mortgage or hypothecate its assets, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with collateral and initial or variation margin arrangements with respect to options, futures contracts, and options on futures contracts and in amounts not in excess of 125% of the dollar amount borrowed.

               10. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

               11. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

               12. Make investments for the purpose of exercising control or management.

               13. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

               14. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange.

               15. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

               16. Invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

               17. Purchase or retain securities of any company if any of the Fund's officers or Directors or any officer or director of Warburg individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

               18. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets.

               Certain non-fundamental investment limitations are currently required by one or more states in which shares of the Fund are sold. These may be more restrictive than the limitations set forth above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Fund shares in the state involved. In addition, the relevant state may change or eliminate its policy regarding such investment limitations.

               If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Portfolio Valuation

               The Prospectuses discuss the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.


               Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options and futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.


               Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

               Warburg is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


               Warburg will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. For the fiscal period ended August 31, 1996, $23,592 of total brokerage commissions were paid by the Fund to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services.


               During the fiscal years ended August 31, 1996, 1995 and 1994 the Fund, and, for relevant periods, the Warburg Pincus Balanced Fund investment portfolio of The RBB Fund (the "RBB Fund") paid brokerage commissions of $61,926, $8,122 and $506, respectively. (The Fund is the successor to the Warburg Pincus Balanced Fund investment portfolio of the RBB Fund, having acquired its assets and liabilities on May 3, 1996.)


               Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

               Any portfolio transaction for the Fund may be executed through Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

               In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. See the Prospectuses, "Shareholder Servicing."

               Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

               The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Portfolio Turnover

               The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

               Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

                             MANAGEMENT OF THE FUND

Officers and Board of Directors

               The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard N. Cooper (62)..............        Director
Harvard University..................        National Intelligence Counsel;
1737 Cambridge Street...............        Professor at Harvard University;
Cambridge, MA 02138                         Director or Trustee of Circuit City Stores, Inc.
                                            (retail electronics and appliances) and Phoenix
                                            Home Mutual Life Insurance Company.

Donald J. Donahue (72)..............        Director
27 Signal Road......................        Chairman of Magma Copper Company
Stamford, Connecticut 06830.........        from December 1987 until December 1995;
                                            Chairman and Director of NAC Holdings from
                                            September 1990-June 1993; Director of Chase

                                            Brass Industries, Inc. since December 1994; Director of
                                            Pioneer Companies, Inc. (chlor-alkali chemicals)
                                            and predecessor companies since 1990 and Vice
                                            Chairman since December 1995.

Jack W. Fritz (69)..................        Director
2425 North Fish Creek Road..........        Private investor; Consultant and
P.O. Box 483........................        Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014...............        Fritz Communications (developers and operators of
                                            radio stations); Director of Advo, Inc. (direct
                                            mail advertising).

John L. Furth* (65).................        Chairman of the Board
466 Lexington Avenue................        Vice Chairman and Director of E.M. Warburg,
New York, New York 10017-3147.......        Pincus & Co., Inc. ("EMW"); Associated
                                            with EMW since 1970; President of
                                            The Grant Street Settlement; officer
                                            of other investment companies
                                            advised by Warburg.
Thomas A. Melfe (64)................        Director
30 Rockefeller Plaza................        Partner in the law firm of Donovan Leisure
New York, New York 10112............        Newton & Irvine; Chairman of the Board, Municipal
                                            Fund for New York Investors, Inc.

Alexander B. Trowbridge (66)........        Director
1317 F Street, N.W., 5th Floor......        President of Trowbridge Partners, Inc.
Washington, DC 20004................        (business consulting) from January 1990-
                                            November 1996; President of the National
                                            Association of Manufacturers from 1980-1990;
                                            Director or Trustee of New England Mutual Life
                                            Insurance Co., ICOS Corporation
                                            (biopharmaceuticals), WMX Technologies Inc.
                                            (solid and hazardous waste collection and
                                            disposal), The Rouse Company (real estate
                                            development), Harris Corp. (electronics and
                                            communications equipment), The Gillette Co.
                                            (personal care products) and Sun Company Inc.
                                            (petroleum refining and marketing).

Arnold M. Reichman* (48)............        President and Director
466 Lexington Avenue................        Managing Director and Assistant Secretary

--------------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

New York, New York 10017-3147.......        of EMW; Associated with EMW since 1984; Senior
                                            Vice President, Secretary and Chief
                                            Operating Officer of Counsellors
                                            Securities; Officer of other
                                            investment companies advised by
                                            Warburg.

Eugene L. Podsiadlo (39)............        Senior Vice President
466 Lexington Avenue................        Managing Director of EMW;
New York, New York 10017-3147.......        Associated with EMW since 1991; Vice President of
                                            Citibank, N.A. from 1987-1991; Senior Vice
                                            President of Counsellors Securities and officer
                                            of other investment companies advised by Warburg.

Stephen Distler (43)................        Vice President
466 Lexington Avenue................        Managing Director, Controller and Assistant
New York, New York  10017-3147......        Secretary of EMW; Associated with EMW since 1984;
                                            Treasurer of Counsellors Securities; Vice
                                            President of other investment companies advised
                                            by Warburg.

Eugene P. Grace (44)................        Vice President and Secretary
466 Lexington Avenue................        Associated with EMW since April 1994;
New York, New York 10017-3147.......        Attorney-at-law from September 1989-April 1994;
                                            life insurance agent, New York Life
                                            Insurance Company from 1993-1994;
                                            General Counsel and Secretary, Home
                                            Unity Savings Bank from 1991-1992;
                                            Vice President, Chief Compliance
                                            Officer and Assistant Secretary of
                                            Counsellors Securities; Vice
                                            President and Secretary of other
                                            investment companies advised by
                                            Warburg.

Howard Conroy (42)..................        Vice President and Chief
466 Lexington Avenue................        Financial Officer
New York, New York 10017-3147.......        Associated with EMW since 1992;
                                            Associated with Martin Geller, C.P.A. from
                                            1990-1992; Vice President, Finance with
                                            Gabelli/Rosenthal & Partners, L.P. until 1990;
                                            Vice President and Chief Financial Officer of
                                            other investment companies advised by Warburg.

Daniel S. Madden, CPA (31)                  Treasurer and Chief Accounting Officer
466 Lexington Avenue                        Associated with EMW since 1995; Associated with
New York, New York 10017-3147               BlackRock Financial Management, Inc. from
                                            September 1994 to October 1996;

                                            Associated with BEA Associates from
                                            April 1993 to September 1994;
                                            Associated with Ernst & Young LLP
                                            from 1990 to 1993; Treasurer and
                                            Chief Accounting Officer of other
                                            investment companies advised by
                                            Warburg.

Janna Manes (29)....................        Assistant Secretary
466 Lexington Avenue................        Associated with EMW since March 1996;
New York, New York  10017-3147......        Associated with the law firm of Willkie Farr &
                                            Gallagher from 1993-1996; Assistant
                                            Secretary of other investment
                                            companies advised by Warburg.


               No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500, and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.


Directors' Compensation
(For the fiscal year ended August 31, 1996)


                                                Total               Total Compensation from
                                          Compensation from        all Investment Companies
        Name of Director                        Fund                  Managed by Warburg*
        ----------------                  -----------------        -------------------------
 John L. Furth                                 None**                       None**
 Arnold M. Reichman                            None**                       None**
 Richard N. Cooper                             $1,500                      $47,000
 Donald J. Donahue                             $1,500                      $47,000
 Jack W. Fritz                                 $1,500                      $47,000
 Thomas A. Melfe                               $1,500                      $47,000
 Alexander B. Trowbridge                       $1,500                      $47,000

--------------

* Each Director also serves as a Director or Trustee of 22 other investment companies advised by Warburg.

** Mr. Furth and Mr. Reichman are considered to be interested persons of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receive no compensation from the Fund or any other investment company managed by Warburg.


        As of December 20, 1996, Directors or officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.


Portfolio Managers


               Mr. Anthony G. Orphanos is an overall portfolio strategist for the Fund and the manager of the U.S. Value Sector. Mr. Orphanos is also portfolio manager of Warburg Pincus Strategic Value Fund and senior portfolio manager of Warburg's institutional value product. He has 23 years of investment experience. Prior to joining Warburg, Mr. Orphanos was vice president and investment officer of Dreyfus Leverage Fund, Inc. from 1972 to 1977. He received his A.B. degree from Harvard University and his M.B.A. from New York University.


               Mr. Dale C. Christensen is an overall portfolio strategist for the Fund and the manager of the Fixed Income Sector. Mr. Christensen is also the president and co-portfolio manager of Warburg Pincus Fixed Income, Global Fixed Income, Intermediate Maturity Government and New York Intermediate Municipal Funds. He also directs the fixed income group at Warburg, which he joined in 1989, providing portfolio management for institutional clients around the world. Mr. Christensen was a vice president in the International Private Banking division at Citicorp from 1984 to 1989. Prior to that, Mr. Christensen was a fixed income portfolio manager at CIC Asset Management from 1982 to 1984. Mr. Christensen earned a B.S. in Agriculture from the University of Alberta and a B.Ed. in Mathematics from the University of Calgary, both located in Canada.

               Ms. Elizabeth B. Dater, co-manager of the U.S. Small Company Sector, is also co-president and co-portfolio manager of Warburg Pincus Emerging Growth Fund and co-portfolio manager of Warburg Pincus Post-Venture Capital Fund and the Small Company Growth Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. Ms. Dater also manages an institutional post-venture capital fund and is the former director of research for Warburg's investment management activities. Prior to joining Warburg in 1978, she was a vice president of research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.


               Mr. Stephen J. Lurito, co-manager of the U.S. Small Company Sector, is also portfolio manager of Warburg Pinus Small Company Growth Fund and co-portfolio manager of Warburg Pincus Emerging Growth Fund and the Small Company Growth Portfolio of Warburg Pincus Trust. Mr. Lurito, also the research coordinator and a portfolio manager for micro-cap equity and post-venture products, has been with Warburg since 1987.

Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and an M.B.A. from The Wharton School of the University of Pennsylvania.

               Mr. Kyle F. Frey is associate portfolio manager and research analyst of the U.S. Small Company Sector. Mr. Frey is also a research analyst and assistant portfolio manager for Warburg Pincus Small Company Value Fund. Prior to joining Warburg in 1989, Mr. Frey was with Goldman, Sachs & Co. in the institutional sales division. Mr. Frey earned a B.S. degree from the University of New Hampshire and an M.B.A. from New York University.


               Mr. George Wyper, co-manger of the U.S. Mid-Cap Sector, is also co-president and co-portfolio manager of Warburg Pincus Capital Appreciation Fund and portfolio manager of Warburg Pincus Small Company Value Fund. From 1987 until 1990 Mr. Wyper was the director of fixed income investments at Fireman's Fund Insurance Company, and from 1990 until 1993 he was chief investment officer of Fund American Enterprises, Inc. Mr. Wyper was chief investment officer of White River Corporation and president of Hanover Advisers, Inc. from 1993 until he joined Warburg in August 1994. Mr. Wyper earned a B.S. degree in economics from The Wharton School of Business of the University of Pennsylvania and a Masters of Management from Yale University.


               Ms. Susan L. Black is co-manager of the U.S. Mid Cap Sector, as well as co-president and co-portfolio manager of Warburg Pincus Capital Appreciation Fund and Warburg Pincus Health Sciences Fund and the director of research and a senior portfolio manager of the institutional growth equity product at Warburg. From 1961 until 1973 Ms. Black was employed by Argus Research, first as a securities analyst, then as director of research. From 1973 until 1977 and from 1978 until 1979 she was a vice president of research at Drexel Burnham Lambert. From 1977 until 1978 she was a vice president of Research at Donaldson, Lufkin and Jenrette, and from 1979 until 1985 Ms. Black was a partner at Century Capital Associates. Ms. Black received a B.A. degree from Mount Holyoke College.


               Mr. Richard H. King, co-manager of the International Equity Sector is also a portfolio manager of Warburg Pincus International Equity Fund and co-portfolio manager of Warburg Pincus Japan OTC Fund and Warburg Pincus Emerging Markets Fund and the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. From 1968 to 1982 he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984 Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) 1985-1986 which grew from $3 million to over $100 million during this two-year period. Mr. King earned a B.A. degree from Durham University in England.

               Ms. Nancy Nierman, co-manager of the International Equity Sector, is also a vice president of Warburg. She has been with Warburg since April 1996, before which time she was an analyst with Fiduciary Trust Company International.

Investment Adviser and Co-Administrators

               Warburg serves as investment adviser to the Fund pursuant to a written agreement (the "Advisory Agreement"). Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC both serve as co-administrators to the Fund pursuant to separate written agreements (the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). Prior to October 1, 1994, PNC Institutional Management Corp. ("PIMC") and PNC rendered advisory and sub-advisory services, respectively, to the predecessor of the Fund, the Warburg Pincus Balanced Fund investment portfolio of the RBB Fund. Subadvisory fees were paid by the advisor and not the Fund. The services provided by, and the fees payable by the Fund to, Warburg under the Advisory Agreement, Counsellors Service under the Counsellors Service Co-Administration Agreement and PFPC under the PFPC Co-Administration Agreement are described in the Prospectuses. Each class of shares of the Fund bears its proportionate share of fees payable to Warburg, Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.


               For the fiscal year ended August 31, 1996, Warburg earned $25,040 ($170,672 without waivers) in investment advisory fees. For the fiscal year ended August 31, 1995, Warburg received $0 ($14,367 without waivers) in advisory fees with respect to the Warburg Pincus Balanced Fund investment portfolio of the RBB Fund and PIMC also received $0 ($362 without waivers). For the fiscal year ended August 31, 1994, PIMC also waived its entire advisory fees in the amount of $4,251. Under the Counsellors Service Co-Administration Agreement, for the fiscal years ended August 31, 1996 and 1995, Counsellors Service was paid $18,949 and $1,597, respectively. Counsellors Service did not waive any fees during those fiscal years. Under the PFPC Co-Administration Agreement, for the fiscal year ended August 31, 1995, PFPC waived its entire co-administration fee in the amount of $2,394. There was no co-administrator prior to September 30, 1994.


Custodians and Transfer Agent


               PNC Bank, National Association ("PNC") and State Street Bank and Trust Company serve as custodians of the Fund's U.S. and foreign assets, respectively, pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


               State Street also acts as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund,
(ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Fund


               The Fund was incorporated on January 29, 1996, under the laws of the State of Maryland under the name Warburg, Pincus Balanced Fund, Inc. The Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share ("Common Shares"), of which one billion shares are designated Common Stock and two billion shares are designated Advisor Shares.


               All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

               Common Shares. The Fund has entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay Counsellors Securities, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. Services performed by Counsellors Securities include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

               Pursuant to the 12b-1 Plan, Counsellors Securities provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.


               For the fiscal years ended August 31, 1996, distribution fees of $47,438 were paid to Counsellors Securities, on behalf of the Common Shares of the Fund for printing and fulfillment of marketing literature.


               Advisor Shares. The Fund may, in the future, enter into agreements ("agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. See the Advisor Prospectus, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made.

               An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.


               For the fiscal year ended August 31, 1996, distribution fees of $14 were expended on behalf of the Advisor Shares of the Fund for advertising.


               General. The Distribution Plan and the 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or the 12b-1 Plan ("Independent Directors"). Any material amendment of the Distribution Plan or the 12b-1 Plan would require the approval of the Board in the same manner. Neither the Distribution Plan nor the 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Distribution Plan or the 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

               The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

               Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

               If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund will comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

               Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.

                             EXCHANGE PRIVILEGE

               An exchange privilege with certain other funds advised by Warburg is available to investors in the Fund. The funds into which exchanges of Common Shares currently can be made are listed in the Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

               The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

               Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

               The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

               The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options and futures contracts) derived with respect to the Fund's business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's Prospectuses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

               The Fund's transactions, if any, in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and
(ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option or futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.

               Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectuses, will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in the Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

               A shareholder of the Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Pending legislation would reduce the dividends received deduction available to corporations (as discussed in the Prospectuses) from 70% to 50% of dividends received.

               Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

               If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any sales or repurchases of shares of the Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

Investment in Passive Foreign Investment Companies

               If the Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

               The Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

               On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Fund is unclear. If the Fund is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Fund. Recently proposed legislation would codify the mark-to market election for regulated investment companies.

                          DETERMINATION OF PERFORMANCE


               From time to time, the Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. The average annual total return of the Common Shares of the Fund for the fiscal year ended August 31, 1996 was 9.99% (9.04% without waivers), and for

Advisor Shares it was 9.56% (-41.13% without waivers). The average annual total return for the Common Shares for the five-year period ended August 31, 1996, was 12.22% (10.93% without waivers). For the period beginning on the commencement of the predecessor fund's operations (October 1988) and ending August 31, 1996, the average annual total return for the Common Shares was 12.57% (10.92%, without waivers). For the period beginning on the commencement of the predecessor fund's offering of Advisor Shares (July 1995) and ending on August 31, 1996, the average annual total return for the Advisor Shares was 12.54% (-41.77% without waivers). Average annual total return is calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.


               The Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.


               The Fund may also advertise its yield. The yield for the Common Shares of the Warburg Pincus Balanced Fund for the thirty-day period ended August 31, 1996 was 2.04%, and for the Advisor Shares was 1.77%. Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:


                      YIELD = 2[( a-b + 1)'pp'6 -1]
                                  ---
                                   cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

               The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

               In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

               Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                                  MISCELLANEOUS


               As of November 29, 1996, the names, addresses and percentage ownership of each person that owned 5% or more of the outstanding shares of the corresponding Warburg Pincus Balanced Fund investment portfolio of the RBB Fund were as follows:




                                                                 Percent Owned as of
Type of Shares                     Name and Address               November 29, 1996
--------------                     ----------------              --------------------
Common Shares                    Charles Schwab & Co. Inc.             33.25%
                                 Reinvest Account
                                 Attn: Mutual Funds Dept.
                                 101 Montgomery St.
                                 San Francisco, CA 94104-4122

                                 Nat'l Financial Svcs Corp.            23.20%
                                 FBO Customers
                                 PO Box 3908
                                 Church St. Station
                                 New York, NY 10008-3908

                                 LaSalle National Trust NA             5.45%
                                 TTEE for Various Defined
                                 Contribution Plan-Omnibus Acct.
                                 PO Box 1443
                                 Chicago, IL 60690-1443

Advisor Shares                   Olcoba & Co.                          78.62%
                                 Marquette Trust
                                 PO Box 1000
                                 Minneappolis, MN 55480-1000



                                       41







                                 Donaldson Lufkin & Jenrette Secs      16.52%
                                 PO Box 2052
                                 Jersey City, NJ 07303-2052


                              FINANCIAL STATEMENTS


               The Fund's financial statements follow the Report of Independent Accountants.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings


               Commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


               The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Short-Term Note Ratings

               The following summarizes the two highest ratings used by S&P for short-term notes:

               SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

               SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest..

               The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

               MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

               MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings

               The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

               AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

               AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

               A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

               BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

               BB, B, CCC, CC and C - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

               BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

               B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

               CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

               CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

               C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

               Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

               To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

               D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

               The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

               Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

               Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

               Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

               Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------------

To the Shareholders and Board of Directors of The Warburg Pincus Funds:

We have audited the accompanying statements of net assets of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund, as of August 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of investments held as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund, as of August 31, 1996, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


/s/ Coopers & Lybrand L.L.P.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 18, 1996

                                     ANNUAL
                                     REPORT

                                AUGUST 31, 1996

                                 WARBURG PINCUS
                              GROWTH & INCOME FUND

                                      / /

                                 WARBURG PINCUS
                                 BALANCED FUND

                                      / /

                                 WARBURG PINCUS
                                 TAX FREE FUND

                                     [LOGO]

A Prospectus containing more complete information, including charges and expenses and, where applicable, the special considerations and risks associated with international investing, may be obtained by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030. Investors should read the Prospectus carefully before investing. THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS ANNUAL REPORT ARE AS OF AUGUST 31, 1996; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS ANNUAL REPORT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

WARBURG PINCUS GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT
---------------------------------------------------------------------

Dear Shareholder:                                               October 21, 1996

  For the 12 months ended August 31, 1996, Warburg Pincus Growth & Income Fund (the "Fund") had a total return of -3.54%, vs. a total return of 18.73% for the S&P 500 Index.

  The Fund's significant underperformance is largely attributable to weakness in gold-related shares, which had a sizable representation in the portfolio through the period. As long-term shareholders in the Fund know, we have been and remain positive on gold and gold-mining stocks as a secular investment theme, based on the large and ongoing imbalance between the metal's supply and demand. Annual demand for gold exceeds new supply by over 800 tons. The magnitude of this imbalance should, we believe, lead to a markedly higher price for the metal over time, assuming that gold responds like any other commodity to market forces. Outside forces -- e.g., forward-selling by gold-mining companies and selling by central banks -- may suppress gold's price over the short to intermediate term, but we believe the overall trend will remain positive.

  Gold's positive fundamentals asserted themselves in January of this year, when the metal's spot price rose to $415 an ounce, its highest level in several years. This marked the first time in a decade that gold had risen above the $400 mark without the benefit of an exogenous shock of some sort (previously, gold had risen above $400 in response to the stock-market crash of 1987, the Tiananmen Square uprising in China, and the Gulf War), and seemed to suggest that gold was poised for an extended run. Unfortunately, the rally proved short-lived, and the metal's price fell back below $400, where it has remained since.

  The gold-related sector continued to be among the market's best performers year to date through May of 1996, however, with a gain of over 25%. The Fund's year-to-date performance at the time roughly matched that of the S&P 500. Within an approximately two-week period in June, however, gold shares tumbled, triggered by redemptions from gold-sector mutual funds and asset allocation shifts away from gold by market strategists. The speed and severity of the sell-off left us little time to take profits, and the Fund's large weighting took a sizable toll on its performance. (Large redemptions from gold mutual funds had taken a similarly large toll on the sector at the end of 1995, and the Fund's performance had suffered then as well. It is noteworthy that, in both cases, the sales of these stocks were unrelated to movements in gold's price, which remained in a fairly narrow range throughout.)

  Since it is difficult to predict when gold will finally and decisively break out of its range, we are scaling back the Fund's exposure, to a targeted weighting of approximately 10%. This remaining position will consist of what we deem to be

WARBURG PINCUS GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
---------------------------------------------------------------------
the highest-quality companies in the sector. The smaller weighting will allow us to participate in a rally in gold stocks when such materializes, but will also allow us to take advantage of other opportunities in the market as they arise.

  Another factor that weighed on the Fund's performance during the reporting period was its emphasis on industrial cyclical stocks in the early part of 1996. We had established a fairly significant weighting in these securities (e.g., steel companies) in the latter months of 1995. This was based on our view that the U.S. economy would prove surprisingly strong in 1996, benefiting companies whose earnings prospects are tied closely to the economic cycle. While our forecast on the economy proved correct, industrial cyclical stocks barely moved in price. Historically, the correlation between stronger economic growth and the performance of cyclical stocks has been very high, but in this instance the two bore little relation.

  Weakness in these two areas -- gold-related stocks and industrial cyclicals -- accounted for the bulk of the Fund's underperformance, and outweighed gains seen in other areas of the portfolio. Areas of strength during the period included financial stocks, oil-services securities, selected health-care stocks, and aerospace & defense issues. We continue to find selected values in these areas, and will likely add to our weightings in the months ahead. We are particularly positive on the prospects for financials, especially banks, and these represent the largest portion of the Fund's assets currently.

  More broadly, we plan to expand the Fund's emphasis on larger-cap, higher-quality companies in the months ahead, particularly those on the capital-investment side of the economy. This reflects our view that a gradually decelerating economy over the next several quarters will translate into generally slower profit growth. In this type of environment, we believe, investors will likely place a premium on companies with the demonstrated ability to generate steadily growing profits. We will also continue to focus on companies engaged in share-buyback programs (e.g., banks), as such programs can have the effect of improving reported profit growth. This strategy, combined with the reduction in the Fund's gold weighting, should, we believe, lead to a significant improvement in the Fund's performance going forward.

Anthony G. Orphanos
Portfolio Manager

WARBURG PINCUS GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
---------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS GROWTH & INCOME
               FUND FROM DECEMBER 31, 1991* AS OF AUGUST 31, 1996

  The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Growth & Income Fund from December 31, 1991* to August 31, 1996, assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500** for the same period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                GROWTH & INCOME     S & P 500
12/31/91                                   10,000       10,000
08/31/92                                10,290.06    10,126.08
08/31/93                                14,526.46    11,664.53
08/31/94                                16,519.88    12,301.65
08/31/95                                19,215.65    14,932.13
08/31/96                                18,534.77    17,728.30
Average Annual Total Returns
for periods ending 8/31/96
(Common Shares)
1 year                                     -3.54%
From 12/31/91*                             14.12%



                                                    FUND
                                                  ---------
1 Year Total Return (9/30/95-9/30/96)...........      -3.60%
Average Annual Total Return From
  12/31/91*-9/30/96.............................      13.53%


  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------

 *Warburg, Pincus Counsellors, Inc. ("Warburg") began to provide advisory services to the Fund in late December 1991. Previous periods during which the Fund was not advised by Warburg are not shown.

**The S&P 500 is an unmanaged index, composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange, and has no defined investment objective.

WARBURG PINCUS BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT
-----------------------------------------------------------------------------

Dear Shareholder:                                               October 21, 1996

  For the 12 months ended August 31, 1996, Warburg Pincus Balanced Fund (the "Fund") gained 9.99%, vs. a 10.41% gain for the Lipper Balanced Funds Index.

  The 12 months can best be viewed as two distinct periods. From September 1995 through December 1995, U.S. interest rates generally fell, reflecting investors' positive views on the controlled rate of economic expansion and the continued absence of significant inflationary pressures. This benign economic environment translated into strong gains for domestic stock and bond markets.

  From January 1996 through August 1996, however, U.S. interest rates backed up significantly, as investors responded negatively to evidence of robust growth in the economy. Too-rapid growth, it was reasoned, would lead to rising inflation and a potential tightening of credit by the Federal Reserve. This took a heavy toll on the bond market, with most sectors (excluding the high-yield group) posting disappointing results. Stocks continued to advance, however (notwithstanding a correction in June and July), propelled by steady growth in corporate earnings and continued strong cash flows into equity mutual funds.

  We made few major changes in asset allocation during the period. Our primary focus remained U.S. equities, and these proved to be the main contributors to the Fund's performance for the full 12 months. We divided this weighting (55% of net assets as of August 31) among the large-, mid- and small-cap sectors of the market, with our heaviest concentration on the small-cap area through most of the period.

  Our fixed-income exposure (35% of net assets as of August 31, including short-term obligations) remained concentrated primarily in U.S. Treasuries through the 12 months. We maintained an intermediate duration in the portfolio throughout, consistent with our view that the fixed-income portion of the Fund exists primarily to provide income and stability, rather than as a potential source of large capital gains.

  We kept our international-equity weighting close to 10% of net assets throughout the reporting period, and good stock selection here contributed positively to the Fund's results. Our holdings included a geographically diverse mix of securities from Europe and the Far East.

  Our outlook on the Fund's prospects remains positive. We believe that the present economic environment in the U.S., consisting of moderate growth and low inflation, will extend through the remainder of 1996 and into 1997. This augurs well for the performance of U.S. financial markets, which comprise the bulk of our exposure. Similarly, we continue to find excellent investment opportunities abroad. Set against this favorable backdrop, we will strive to provide attractive total returns while keeping a firm rein on risk.

Dale C. Christensen                     Anthony G. Orphanos
Co-Portfolio Strategist                 Co-Portfolio Strategist

WARBURG PINCUS BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
---------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS BALANCED FUND FROM
                   SEPTEMBER 30, 1994* AS OF AUGUST 31, 1996

  The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Balanced Fund from September 30, 1994* to August 31, 1996 assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500** and Lipper Balanced Funds Index ("LBFI")*** for the same time period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                FUND (COMMON SHARES)     S & P 500     LBFI
09/30/94                                        10,000       10,000     10,000
08/31/95                                     12,301.46    12,444.32  11,549.13
08/31/96                                     13,530.53    14,774.62  12,752.19
Average Annual Total Returns
for periods ending 8/31/96
(Common Shares)
1 year                                           9.99%
From 9/30/94*                                   17.05%


                                                     FUND
                                                   ---------
1 Year Total Return (9/30/95-9/30/96)............      12.02%
Average Annual Total Return From
  9/30/94*-9/30/96...............................      18.08%


  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------

 *Warburg began to provide advisory services to the Fund in late September 1994.
  Previous periods during which the Fund was not advised by Warburg are not shown.

 **The S&P 500 is an unmanaged index, composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange, and has no defined investment objective.

***The Lipper Balanced Funds Index is an equal weighted index of the 30 largest balanced funds that is compiled by Lipper Analytical Services, Inc. It is unmanaged with no defined investment objective.

WARBURG PINCUS TAX FREE FUND
ANNUAL INVESTMENT ADVISER'S REPORT
---------------------------------------------------------------------

Dear Shareholder:                                               October 21, 1996

  For the 12 months ended August 31, 1996, Warburg Pincus Tax Free Fund (the "Fund") gained 4.42%, vs. a gain of 8.07% for the Lehman Brothers Municipal Long Bond Index. The Fund's 30-day current annualized yield at the end of the period was 4.73%.

  The 12 months proved to be a mixed environment for municipal bonds. The first four months of the reporting period -- September 1995 through December
1995 -- were characterized by falling interest rates, reflecting investors' bullish expectations for the economy and inflation. This resulted in price gains for municipal securities. The Fund maintained an average maturity of approximately 15 years during the four months, allowing it to take advantage of the decline in rates.

  During the last eight months of the reporting period, however, concerns of overheating in the economy, mounting inflationary pressures and the potential for a significant Federal Reserve tightening of credit pushed interest rates considerably higher, which had a proportionately negative impact on municipal-bond prices. Through the latter portion of the reporting period we positioned the Fund more neutrally in terms of its interest-rate exposure (as of August 31, the Fund's average maturity was 11.20 years) in an effort to preserve principal while still providing an attractive level of tax-free income.

  We maintained our focus on high-quality (AA- and AAA-rated) municipal securities throughout the period, as yield spreads between these and lower-grade bonds remained relatively narrow and there was thus little incentive for buying low-quality issues in pursuit of higher yield. As of August 31, the Fund's average credit quality was AA.

  One factor that supported municipal bonds through the months of rising interest rates was the relative shortage of new supply. Municipal issuance in the first eight months of 1996 was lower than it had been in previous periods (e.g., 1993), reflecting both the interest-rate environment and fiscal conservatism on the part of municipalities. This scarcity of new supply, coupled with ongoing demand for municipals due to their relatively attractive tax-adjusted yields, resulted in a strong performance for municipal securities vs. most taxable bonds.

  This supply/demand imbalance should continue to support municipal bonds through the remainder of 1996 and into 1997, hence we remain generally positive in our outlook. That said, however, there are several areas of potential concern. One is the possible impact of welfare reform on municipal issuers. The recently passed welfare legislation effectively shifts the financing burden of welfare from the federal government to the individual state governments. This

WARBURG PINCUS TAX FREE FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
---------------------------------------------------------------------
may prove to be a significant strain financially for certain states, an obvious concern for municipal bondholders who expect to receive coupon income and principal on a timely basis. Hence an even greater premium will be placed on thorough credit research in an effort to maximize performance.

  Another potential concern is politics. The Republican presidential platform centers on tax reform, and there is the threat that any such reform might reduce the relative attractiveness of municipal bonds vs. their taxable counterparts. Though the Dole/Kemp ticket appears unlikely, at this point, to prevail in its effort to win the White House, some strain of the party's platform may yet work its way into legislation. Hence the situation bears watching.

Dale C. Christensen                 Sharon B. Parente
Co-Portfolio Manager                Co-Portfolio Manager

WARBURG PINCUS TAX FREE FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
---------------------------------------------------------------------

           GROWTH OF $10,000 INVESTED IN WARBURG PINCUS TAX FREE FUND
                   FROM APRIL 30, 1995* AS OF AUGUST 31, 1996

  The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Tax Free Fund from April 30, 1995* to August 31, 1996, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Lehman Brothers Municipal Long Bond Index (LBMBI)** for the same time period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 FUND       LBMBI
4/30/95                            10000      10000
5/31/95                            10329      10426
6/30/95                            10244      10234
7/31/95                            10288      10286
8/31/95                            10431      10432
9/28/95                            10505      10513
10/31/95                           10629      10787
11/30/95                           10822      11045
12/29/95                           10948      11217
1/31/96                            11032      11266
2/28/96                            10902      11128
3/29/96                            10789      10925
4/30/96                            10719      10881
5/31/96                            10712      10886
6/28/96                            10806      11054
7/31/96                            10901      11164
8/30/96                            10892      11148
Average Annual Total Returns
for periods ending 8/31/96
1 year                             4.42%
From 4/30/95*                      6.59%



                                                     FUND
                                                   ---------
1 Year Total Return (9/30/95-9/30/96)............       5.10%
Average Annual Total Return From
  4/30/95*-9/30/95...............................       7.21%


  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------

 *Warburg began to provide advisory services to the Fund in April 1995. Previous periods during which the Fund was not advised by Warburg are not shown.

 **The Lehman Brothers Municipal Long Bond Index is an index of municipal bonds with a minimum credit rating of Baa and a maturity of greater than 22 years that is compiled by Lehman Brothers, Inc. It is unmanaged with no defined investment objective.

WARBURG PINCUS GROWTH & INCOME FUND

STATEMENT OF NET ASSETS

August 31, 1996
---------------------------------------------------------------------

                                                                       NUMBER OF
                                                                        SHARES       VALUE
                                                                       ---------  ------------
COMMON STOCKS (92.2%)
  AEROSPACE & DEFENSE (3.9%)
    GRC International, Inc. +                                            820,000  $ 16,810,000
    Litton Industries, Inc. +                                            320,000    14,920,000
                                                                                  ------------
                                                                                    31,730,000
                                                                                  ------------
  AGRICULTURE (0.7%)
    Agrium, Inc.                                                         390,000     5,460,000
                                                                                  ------------
  BANKS & SAVINGS & LOANS (16.9%)
    BankAmerica Corp.                                                    270,000    20,925,000
    Bankers Trust New York Corp.                                         335,000    26,046,250
    Bank of New York Co., Inc.                                           755,000    21,045,625
    Chase Manhattan Corp.                                                233,000    17,329,375
    Greenpoint Financial Corp.                                           365,000    13,003,125
    Mercantile Bancorp, Inc.                                             370,000    18,083,750
    Wells Fargo & Co.                                                     80,000    19,900,001
                                                                                  ------------
                                                                                   136,333,126
                                                                                  ------------
  COMMUNICATIONS & MEDIA (0.8%)
    Infinity Broadcasting Corp. Class A                                  235,000     6,433,125
                                                                                  ------------
  COMPUTERS (6.7%)
    Amdahl Corp. +                                                       650,000     6,459,375
    Honeywell, Inc.                                                      550,000    31,968,750
    Intuit, Inc. +                                                       380,000    13,870,000
    Novadigm, Inc. +                                                     258,000     1,935,000
                                                                                  ------------
                                                                                    54,233,125
                                                                                  ------------
  ELECTRONICS (0.8%)
    Lexmark International Group Inc., Class A +                          360,000     6,435,000
                                                                                  ------------
  ENERGY (0.4%)
    Santa Fe Energy Resources, Inc. +                                    280,000     3,290,000
                                                                                  ------------
  ENGINEERING & CONSTRUCTION  (2.7%)
    Stone & Webster, Inc.                                                665,000    21,446,250
                                                                                  ------------
  ENTERTAINMENT (0.7%)
    Boardwalk Casino, Inc. +                                             900,000     5,625,000
                                                                                  ------------
  FINANCIAL SERVICES (7.8%)
    Aetna, Inc.                                                          340,000    22,482,500
    Charles Schwab Corp.                                                 420,000    10,500,000
    Student Loan Marketing Association                                   144,000    10,602,000
    USF & G Corp.                                                      1,200,000    19,350,000
                                                                                  ------------
                                                                                    62,934,500
                                                                                  ------------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND

August 31, 1996
---------------------------------------------------------------------


                                                                       NUMBER OF
                                                                        SHARES       VALUE
                                                                       ---------  ------------
COMMON STOCKS (CONT'D)
  HEALTHCARE (3.5%)
    ALZA Corp. +                                                         555,000  $ 15,193,125
    Baxter International, Inc.                                            69,000     3,079,125
    Biomet, Inc. +                                                       400,000     6,250,000
    FoxMeyer Health Corp. +                                              980,000     3,920,000
                                                                                  ------------
                                                                                    28,442,250
                                                                                  ------------
  INDUSTRIAL MANUFACTURING & PROCESSING (6.6%)
    Corning, Inc.                                                        475,000    17,693,750
    Inco Ltd.                                                          1,110,000    35,797,500
                                                                                  ------------
                                                                                    53,491,250
                                                                                  ------------
  METALS (4.2%)
    Pegasus Gold, Inc. +                                               2,800,000    33,600,000
                                                                                  ------------
  MINING (22.9%)
    Echo Bay Mines Ltd.                                                1,300,000    12,918,750
    Hecla Mining Co. +                                                 2,200,000    15,125,000
    Homestake Mining Co.                                               2,514,000    41,481,000
    Newmont Mining Corp.                                               1,058,000    55,941,750
    Placer Dome, Inc.                                                  2,000,000    48,000,000
    Prime Resources Group, Inc.                                        1,400,000    10,845,520
                                                                                  ------------
                                                                                   184,312,020
                                                                                  ------------
  OIL SERVICES (6.1%)
    Baker Hughes, Inc.                                                   955,000    28,888,750
    Coflexip-Sponsored ADR                                                30,000       596,250
    Halliburton Co.                                                      380,000    19,997,500
                                                                                  ------------
                                                                                    49,482,500
                                                                                  ------------
  PHARMACEUTICALS (0.6%)
    Columbia Laboratories, Inc. +                                        389,000     4,959,750
                                                                                  ------------
  TELECOMMUNICATIONS & EQUIPMENT (6.9%)
    Airtouch Communications, Inc. +                                      845,000    23,237,500
    Frontier Corp.                                                       650,000    19,175,000
    Globalstar Telecommunications, Ltd. +                                180,000     7,785,000
    Lucent Technologies, Inc.                                            150,000     5,531,250
                                                                                  ------------
                                                                                    55,728,750
                                                                                  ------------
TOTAL COMMON STOCKS (Cost $693,199,366)                                            743,936,646
                                                                                  ------------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND

August 31, 1996
---------------------------------------------------------------------


                                                                             PAR
                                                              MATURITY      (000)        VALUE
                                                              ---------  -----------  ------------
REPURCHASE AGREEMENTS (6.4%)
    State Street Bank & Trust Co. 5.25%
    (Agreement dated 08/30/96 to be repurchased at
    $51,700,141, collateralized by $51,610,000 U.S. Treasury
    Notes 6.125% due 03/31/98. Market value of collateral is
    $52,706,712.)
    (cost $51,670,000)                                        09/03/96   $    51,670  $ 51,670,000
                                                                                      ------------
TOTAL INVESTMENTS AT VALUE (98.6%) (cost $744,869,366*)                                795,606,646
                                                                                      ------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)                                            11,585,561
                                                                                      ------------
NET ASSETS (100%) (applicable to 48,839,771 Common Shares
  and 5,345,955 Advisor Shares)                                                       $807,192,207
                                                                                      ------------
                                                                                      ------------
NET ASSET VALUE, offering and redemption price per Common
  Share ($727,627,300  DIVIDED BY 48,839,771)                                               $14.90
                                                                                      ------------
                                                                                      ------------
NET ASSET VALUE, offering and redemption price per Advisor
  Share ($79,564,907  DIVIDED BY 5,345,955)                                                 $14.88
                                                                                      ------------
                                                                                      ------------



                            INVESTMENT ABBREVIATIONS

                       ADR = American Depositary Receipt
--------------------------------------------------------------------------------
+ Non-income producing

* Cost for Federal income tax purposes at August 31, 1996 is $745,079,592. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation          $ 97,532,243
Gross Depreciation          $(47,005,189)
                            ------------
Net Appreciation            $ 50,527,054
                            ------------
                            ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

STATEMENT OF NET ASSETS

August 31, 1996
---------------------------------------------------------------------


                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (63.0%)
U.S. COMMON STOCKS
  AEROSPACE & DEFENSE (1.7%)
    GRC International, Inc. +                                                  4,500   $    92,250
    Litton Industries, Inc. +                                                  1,100        51,288
    Lockheed Martin Corp.                                                      1,500       126,188
    Loral Space and Communications Ltd.                                        5,100        71,400
    Sundstrand Corp.                                                           1,900        71,013
    Tracor, Inc. +                                                             5,400       104,625
                                                                                       -----------
                                                                                           516,764
                                                                                       -----------
  BANKS & SAVINGS & LOANS (6.1%)
    Bancorp of Hawaii, Inc.                                                    1,100        41,663
    Bank of Boston Corp.                                                       2,200       116,050
    BankAmerica Corp.                                                          1,300       100,750
    Bankers Trust New York Corp.                                               1,500       116,625
    Bank of New York Co., Inc.                                                 6,900       192,338
    Chase Manhattan Corp.                                                      2,980       221,638
    Citicorp                                                                   1,200        99,900
    Cullen/Frost Bankers Inc.                                                  2,500        71,250
    Great Financial Corp.                                                      3,700       104,988
    Great Western Financial Corp.                                              3,500        86,625
    Greenpoint Financial Corp.                                                 1,700        60,563
    Mercantile Bancorp, Inc.                                                   1,700        83,088
    PNC Bank Corp.                                                             2,300        71,875
    Quaker City Bancorp. +                                                     6,700        97,988
    RCSB Financial, Inc.                                                       3,750       100,781
    Texas Regional Bancshares, Inc.                                            1,500        43,125
    Wells Fargo & Co.                                                          1,066       265,168
                                                                                       -----------
                                                                                         1,874,415
                                                                                       -----------
  BUSINESS SERVICES (2.5%)
    American List Corp.                                                        3,650       102,656
    American Management Systems, Inc. +                                        3,000        76,125
    Checkpoint Systems, Inc. +                                                 2,000        57,750
    Daisytek International Corp. +                                             1,000        41,750
    DecisionOne Holdings Corp. +                                               2,300        38,525
    DST Systems, Inc. +                                                        2,000        61,500
    Electronic Data Systems Corp.                                              1,500        81,750
    First Data Corp.                                                           1,500       117,000
    Olsten Corp.                                                               3,400        94,775
    Pittston Brink's Services Group                                            2,000        56,500
    Reynolds & Reynolds Co., Class A                                           1,000        50,125
                                                                                       -----------
                                                                                           778,456
                                                                                       -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996
---------------------------------------------------------------------


                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  CAPITAL EQUIPMENT (1.0%)
    Allied Products Corp.                                                      3,100   $    80,212
    Avondale Industries, Inc. +                                                5,600        88,200
    Navistar International Corp +                                              6,000        58,500
    Roper Industries, Inc.                                                     2,000        83,000
                                                                                       -----------
                                                                                           309,912
                                                                                       -----------
  CHEMICALS (1.9%)
    Avery Dennison Corp.                                                       2,800       143,150
    Foamex International, Inc. +                                               3,100        48,244
    Monsanto Co.                                                               7,000       224,875
    Morton International, Inc.                                                 2,000        74,250
    Olin Corp.                                                                 1,000        79,250
                                                                                       -----------
                                                                                           569,769
                                                                                       -----------
  COMMUNICATIONS & MEDIA (1.5%)
    Harte-Hanks Communications                                                 4,000       102,000
    Heritage Media Corp., Inc. Class A +                                       2,600        52,000
    Infinity Broadcasting Corp.                                                6,000       164,250
    K-III Communications Corp. +                                              10,000       110,000
    Metromedia International Group, Inc. +                                     3,800        42,750
                                                                                       -----------
                                                                                           471,000
                                                                                       -----------
  COMPUTERS (2.0%)
    Amdahl Corp. +                                                             2,800        27,825
    Auspex Systems, Inc. +                                                     4,000        63,000
    Citrix Systems, Inc.                                                       1,000        42,000
    Clarify, Inc. +                                                            1,000        41,813
    Honeywell, Inc.                                                            2,800       162,750
    Intuit, Inc. +                                                             2,100        76,650
    National Instruments Corp. +                                               2,000        56,250
    Pure Atria Corp. +                                                         3,089        94,994
    Rational Software                                                          1,000        53,250
                                                                                       -----------
                                                                                           618,532
                                                                                       -----------
  CONGLOMERATES (0.8%)
    Oglebay Norton Co.                                                         2,300        97,175
    Thermo Electron Corp. +                                                    1,200        47,550
    United Technologies Corp.                                                    800        90,200
                                                                                       -----------
                                                                                           234,925
                                                                                       -----------
  CONSUMER DURABLES (0.1%)
    Triangle Pacific Corp. +                                                   1,700        36,975
                                                                                       -----------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996
---------------------------------------------------------------------


                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  CONSUMER NON-DURABLES (1.9%)
    Alberto Culver Co. Class A                                                 2,800   $    98,000
    American Safety Razor Corp. +                                              5,900        69,325
    Donnkenny, Inc. +                                                          4,500        79,313
    Nature's Sunshine Products, Inc.                                           3,000        67,500
    Samsonite Corp. +                                                          1,900        38,950
    Scotts Co. Class A                                                         2,000        37,500
    Sola International, Inc. +                                                 1,000        35,000
    Standex International Corp.                                                3,100        89,900
    Westpoint Stevens, Inc. +                                                  2,700        70,538
                                                                                       -----------
                                                                                           586,026
                                                                                       -----------
  CONSUMER SERVICES (0.7%)
    DeVRY, Inc. +                                                              2,000        92,000
    ITT Educational Services, Inc. +                                           1,000        36,125
    York Group, Inc.                                                           4,400        72,600
                                                                                       -----------
                                                                                           200,725
                                                                                       -----------
  ELECTRONICS (2.5%)
    ESCO Electronics Corp. Common Trust Receipt +                              6,700        78,725
    Glenayre Technologies, Inc. +                                              3,000       110,250
    Larson Davis, Inc. +                                                      18,300       153,263
    Lexmark International Group Inc., Class A +                                2,000        35,750
    Linear Technology Corp.                                                    2,500        85,000
    Maxim Integrated Products, Inc. +                                          2,600        79,788
    Methode Electronics, Inc. Class A                                          5,250        99,750
    Synopsys, Inc. +                                                           2,500        95,000
    ThermoTrex Corp. +                                                           900        33,863
                                                                                       -----------
                                                                                           771,389
                                                                                       -----------
  ENERGY & RESOURCES (2.4%)
    Barrett Resources Corp. +                                                  1,000        33,125
    Burlington Resources, Inc.                                                 2,300        98,038
    Forest Oil Corp. +                                                         6,700        94,638
    Nuevo Energy Co.                                                           3,300       123,337
    Texas Meridian Resources Corp. +                                          22,900       294,837
    United Meridian Corp. Series A +                                           2,000        79,500
                                                                                       -----------
                                                                                           723,475
                                                                                       -----------
  ENGINEERING & CONSTRUCTION (0.5%)
    Gradall Industries, Inc.                                                   6,000        63,750
    Stone & Webster, Inc.                                                      2,300        74,175
                                                                                       -----------
                                                                                           137,925
                                                                                       -----------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996
---------------------------------------------------------------------


                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  ENVIRONMENTAL SERVICES (0.5%)
    Allied Waste Industries, Inc. +                                            8,000   $    64,000
    USA Waste Services, Inc. +                                                 3,500        96,250
                                                                                       -----------
                                                                                           160,250
                                                                                       -----------
  FINANCIAL SERVICES (5.7%)
    Aetna, Inc.                                                                1,300        85,962
    Charles Schwab Corp.                                                       1,700        42,500
    City National Corp.                                                        2,000        35,250
    Commerce Group, Inc.                                                       1,900        39,662
    Federal Home Loan Mortgage Corp.                                           1,100        97,212
    First Alliance Corp.                                                       2,300        56,925
    Fund American Enterprises Holdings, Inc.                                     700        64,487
    Household International, Inc.                                                600        47,550
    Legg Mason, Inc.                                                           5,000       151,875
    Leucadia National Corp.                                                    4,000        91,000
    Liberty Financial Companies, Inc.                                          2,500        76,250
    National Western Life Insurance Co. Class A +                              1,400       101,150
    Security Connecticut Corp.                                                 8,000       242,000
    Student Loan Marketing Association +                                         600        44,175
    Transactions Systems Architects, Inc. Class A +                            6,800       207,400
    Transport Holdings, Inc. Class A +                                         2,000        98,000
    Triad Guaranty, Inc. +                                                     3,200        88,000
    USF & G Corp.                                                              5,500        88,687
    White River Corp. +                                                        1,900       108,300
                                                                                       -----------
                                                                                         1,766,385
                                                                                       -----------
  FOOD, BEVERAGES & TOBACCO (0.4%)
    Coca Cola Enterprises, Inc.                                                1,300        52,487
    Suiza Foods Corp. +                                                        4,800        84,000
                                                                                       -----------
                                                                                           136,487
                                                                                       -----------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996
---------------------------------------------------------------------


                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  HEALTHCARE (2.9%)
    ALZA Corp.                                                                 2,200   $    60,225
    Ballard Medical Products                                                   2,500        41,875
    Baxter International, Inc.                                                   500        22,312
    Biomet, Inc. +                                                             1,700        26,562
    Caremark International, Inc.                                               6,000       149,250
    Emcare Holdings, Inc.                                                      2,200        52,250
    FoxMeyer Health Corp. +                                                    4,500        18,000
    Healthcare COMPARE Corp. +                                                 3,000       128,250
    Health Management Associates, Inc. Class A +                               4,050        92,137
    Hooper Holmes, Inc.                                                        8,000       102,000
    Mallinckrodt Group, Inc.                                                   3,000       121,500
    Physician Reliance Network, Inc. +                                         2,500        35,625
    Trex Medical +                                                               180         4,140
    Vivra, Inc.                                                                1,000        30,125
                                                                                       -----------
                                                                                           884,251
                                                                                       -----------
  INDUSTRIAL MANUFACTURING & PROCESSING (1.6%)
    Corning, Inc.                                                              4,800       178,800
    Inco, Ltd.                                                                 5,500       177,375
    Schnitzer Steel Industries, Inc. Class A                                   3,600        94,500
    Waters Corp. +                                                             1,000        31,375
                                                                                       -----------
                                                                                           482,050
                                                                                       -----------
  LEISURE & ENTERTAINMENT (0.4%)
    Boardwalk Casino, Inc. +                                                   3,000        18,750
    SCP Pool Corp. +                                                           6,000       114,000
                                                                                       -----------
                                                                                           132,750
                                                                                       -----------
  LODGING & RESTAURANTS (1.5%)
    Doubletree Corp. +                                                         3,000       113,625
    HFS, Inc. +                                                                1,600        95,800
    IHOP Corp. +                                                               3,600        89,100
    McDonald's Corp.                                                           2,100        97,387
    Mortons Restaurant Group, Inc. +                                           4,700        81,662
                                                                                       -----------
                                                                                           477,574
                                                                                       -----------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996
---------------------------------------------------------------------


                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  METALS & MINING (3.9%)
    Allegheny Teledyne, Inc.                                                   3,000   $    60,750
    Coeur d'Alene Mines Corp.                                                  5,000        75,625
    Hecla Mining Co. +                                                         5,500        37,812
    Homestake Mining Co.                                                      11,000       181,500
    Newmont Mining Corp.                                                       5,500       290,813
    Pegasus Gold, Inc. +                                                      15,000       180,000
    Placer Dome, Inc.                                                         10,000       240,000
    Prime Resources Group, Inc.                                                3,000        23,240
    Universal Stainless & Alloy Products, Ltd. +                               9,700        87,300
    Western Deep Levels Ltd. ADR                                                 800        29,800
                                                                                       -----------
                                                                                         1,206,840
                                                                                       -----------
  OFFICE EQUIPMENT & SUPPLIES (0.4%)
    New England Business Service, Inc.                                         2,300        35,650
    Viking Office Products, Inc. +                                             3,000        77,625
                                                                                       -----------
                                                                                           113,275
                                                                                       -----------
  OIL SERVICES (2.9%)
    Baker Hughes, Inc.                                                         5,500       166,375
    Global Industries, Ltd. +                                                  4,000        53,000
    Halliburton Co.                                                            2,100       110,512
    Input/Output, Inc. +                                                       5,600       198,100
    Nabors Industries, Inc. +                                                  7,000       104,125
    Smith International, Inc. +                                                8,000       278,000
                                                                                       -----------
                                                                                           910,112
                                                                                       -----------
  PAPER & FOREST PRODUCTS (0.1%)
    Westvaco Corp.                                                             1,500        42,937
                                                                                       -----------
  PHARMACEUTICALS (1.1%)
    Columbia Laboratories, Inc. +                                              1,700        21,675
    Gilead Sciences, Inc. +                                                    3,000        72,750
    Human Genome Sciences, Inc. +                                              3,000       102,375
    Ligand Pharmaceuticals, Inc. Class B +                                     4,000        48,750
    Pharmacia & Upjohn, Inc.                                                   1,700        71,400
    Regeneron Pharmaceuticals, Inc. +                                          2,000        33,500
                                                                                       -----------
                                                                                           350,450
                                                                                       -----------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996
---------------------------------------------------------------------


                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  REAL ESTATE (3.6%)
    Healthcare Realty Trust, Inc.                                             16,500   $   381,562
    Home Properties of New York, Inc.                                          5,100       102,000
    Jameson Inns, Inc.                                                         9,700        93,362
    NHP, Inc. +                                                                5,700       108,300
    U.S. Restaurant Properties Master L.P.                                     4,220       107,082
    Walden Residential Properties, Inc.                                       10,000       206,250
    Wellsford Residential Property Trust SBI                                   5,000       108,125
                                                                                       -----------
                                                                                         1,106,681
                                                                                       -----------
  RETAIL (2.2%)
    Autozone, Inc. +                                                           2,100        57,225
    Borders Group, Inc. +                                                      3,000        97,125
    Carr Gottstein Foods Co. +                                                11,500        47,438
    Cole National Corp. Class A +                                              5,100        96,900
    CUC International, Inc.                                                    3,500       120,313
    Kenneth Cole Productions, Inc. Class A +                                   3,000        58,500
    PETsMART, Inc. +                                                           3,600        99,000
    Rhodes, Inc. +                                                             4,700        41,712
    Urban Outfitters, Inc. +                                                   2,500        57,187
                                                                                       -----------
                                                                                           675,400
                                                                                       -----------
  TELECOMMUNICATIONS & EQUIPMENT (1.1%)
    AirTouch Communications, Inc. +                                            3,800       104,500
    Frontier Corp.                                                             2,200        64,900
    Globalstar Telecommunications, Ltd. +                                        600        25,950
    Lucent Technologies, Inc.                                                  1,700        62,688
    MFS Communications Co., Inc. +                                             2,000        84,750
                                                                                       -----------
                                                                                           342,788
                                                                                       -----------
  TRANSPORTATION (1.2%)
    Heartland Express, Inc. +                                                  1,500        42,750
    Hub Group Inc.Class A +                                                    2,000        44,625
    Landstar Systems, Inc. +                                                   3,400        89,250
    Mark VII, Inc. +                                                           4,000        83,500
    MTL, Inc. +                                                                5,900       107,675
                                                                                       -----------
                                                                                           367,800
                                                                                       -----------
FOREIGN COMMON STOCKS
  AUSTRALIA (0.6%)
    Boral, Ltd.                                                               78,000       187,372
                                                                                       -----------
  AUSTRIA (0.5%)
    VA Technologie AG                                                          1,165       149,038
                                                                                       -----------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996
---------------------------------------------------------------------


                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
FOREIGN COMMON STOCKS (CONT'D)
  CHINA (0.4%)
    Guangshen Railway Co., Ltd. ADR                                            7,500   $   143,438
                                                                                       -----------
  DENMARK (0.5%)
    ISS International Service System B                                         5,600       145,874
                                                                                       -----------
  FINLAND (0.6%)
    Valmet Corp. Class A                                                       9,900       169,899
                                                                                       -----------
  FRANCE (0.8%)
    Compagnie Francaise de Petroleum Total S.A. Series B                       1,326        97,558
    Usinor Sacilor                                                            12,000       164,724
                                                                                       -----------
                                                                                           262,282
                                                                                       -----------
  HONG KONG (0.7%)
    Hong Kong Land Holdings                                                   90,000       204,300
                                                                                       -----------
  JAPAN (1.4%)
    Keyence Corp.                                                              1,000       127,060
    NKK Corp. +                                                              120,000       317,098
                                                                                       -----------
                                                                                           444,158
                                                                                       -----------
  NEW ZEALAND (0.5%)
    Fletcher Forest                                                          115,000       158,723
                                                                                       -----------
  PORTUGAL (0.8%)
    Portugal Telecommunications SA ADR +                                       9,500       252,937
                                                                                       -----------
  SOUTH KOREA (0.4%)
    Samsung Electronics GDR +                                                  4,800       115,200
                                                                                       -----------
  SWITZERLAND (0.7%)
    Ciba-Geigy AG                                                                160       202,067
                                                                                       -----------
TOTAL COMMON STOCKS (cost $18,379,309)                                                  19,421,606
                                                                                       -----------
PREFERRED STOCKS (2.4%)
    Globalstar Telecommunications, Ltd. 6.50% Convertible                     10,000       425,000
    Oasis Residential, Inc. Series A Convertible                               5,000       121,250
    Walden Residential Properties, Inc. 9.16% Series B Convertible             7,500       191,250
                                                                                       -----------
TOTAL PREFERRED STOCKS (cost $807,175)                                                     737,500
                                                                                       -----------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996
---------------------------------------------------------------------


                                                                                   PAR
                                                            RATE     MATURITY     (000)       VALUE
                                                          ---------  ---------  ---------  ------------
U.S. TREASURY OBLIGATIONS (20.2%)
  U.S. TREASURY NOTES (20.2%)
    U.S. Treasury Notes                                       8.500% 11/15/00   $   1,500  $  1,598,310
    U.S. Treasury Notes                                       6.875  05/31/01       1,000       991,050
    U.S. Treasury Notes                                       5.125  02/28/98       3,700     3,644,278
                                                                                           ------------
TOTAL U.S. TREASURY OBLIGATIONS (cost $6,316,557)                                             6,233,638
                                                                                           ------------
AGENCY OBLIGATIONS (3.1%)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.1%)
    Government National Mortgage Association                  6.500  08/15/03          11        10,464
    Government National Mortgage Association                  7.000  07/15/26       1,009       958,065
                                                                                           ------------
TOTAL AGENCY OBLIGATIONS (cost $975,748)                                                        968,529
                                                                                           ------------
ZERO COUPON BONDS (0.7%)
  TAIWAN
    President Enterprises                                            07/22/01         140       221,970
                                                                                           ------------
TOTAL ZERO COUPON BONDS (cost $166,780)                                                         221,970
                                                                                           ------------
REPURCHASE AGREEMENTS (10.6%)
    State Street Bank & Trust Co. 5.25%
    (Agreement dated 08/30/96 to be repurchased at
    $3,270,907 collateralized by $3,265,000 U.S.
    Treasury Notes 6.125% due 03/31/98. Market value of
    collateral is $3,334,381.) (cost $3,269,000)                     09/03/96       3,269     3,269,000
                                                                                           ------------
TOTAL INVESTMENT AT VALUE (100.0%) (cost $29,914,569*)                                       30,852,243
OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)                                                     11,980
                                                                                           ------------
NET ASSETS (100%) (Applicable to 2,584,219 Common Shares
  and 979 Advisor Shares)                                                                  $ 30,864,223
                                                                                           ------------
                                                                                           ------------
NET ASSET VALUE, offering and redemption price per
  Common Share ($30,852,529  DIVIDED BY 2,584,219)                                               $11.94
                                                                                              ---------
                                                                                              ---------
NET ASSET VALUE, offering and redemption price per
  Advisor Share ($11,694  DIVIDED BY 979)                                                        $11.94
                                                                                              ---------
                                                                                              ---------


                                        INVESTMENT ABREVIATIONS
                                   ADR = American Depository Receipt
                                    GDR = Global Depository Receipt

--------------------------------------------------------------------------------
+ Non-income producing

* Cost for Federal income tax purposes at August 31, 1996 is $29,915,847. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation          $1,719,780
Gross Depreciation            (783,384)
                            ----------
Net Appreciation            $  936,396
                            ----------
                            ----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TAX FREE FUND

STATEMENT OF NET ASSETS

August 31, 1996
---------------------------------------------------------------------

                                                                                        PAR
                                                                RATE     MATURITY      (000)       VALUE
                                                              ---------  ---------  -----------  ----------
MUNICIPAL BONDS (99.5%)
  ARIZONA (2.3%)
    Phoenix GO Bond [Aa, AA+]                                   6.375  % 07/01/13    $     100   $  105,125
                                                                                                 ----------
  CALIFORNIA (3.9%)
    California State RAN Series A [MIG-1, SP1+]                 4.500    06/30/97          175      175,973
                                                                                                 ----------
  DELAWARE (3.5%)
    Delaware River & Bay Authority RB [Aaa, AAA]                6.000    01/01/06          150      158,813
                                                                                                 ----------
  MARYLAND (17.7%)
    Baltimore Maryland Consolidated Public Improvement
     Series C Series 1991C [Aaa, AAA] (FGIC Insurance)          7.500    10/15/09          400      476,000
    Montgomery County Parking RB (Silver Spring Group)/(FGIC
     Insurance) [Aaa, AAA]                                      6.250    06/01/07          300      321,000
                                                                                                 ----------
                                                                                                    797,000
                                                                                                 ----------
  MASSACHUSETTS (8.8%)
    Massachusetts Bay Transportation Authority (General
     Transportation Systems) Series A [A1, A+]                  6.250    03/01/05          200      217,250
    Massachusetts State Water Authority Series B [Aaa, AAA]     5.000    12/01/16          200      179,000
                                                                                                 ----------
                                                                                                    396,250
                                                                                                 ----------
  MICHIGAN (4.3%)
    Detroit Michigan Water Supply Systems Second Lien-Series
     A [Aaa, AAA]                                               5.500    07/01/15          200      191,750
                                                                                                 ----------
  NEW JERSEY (15.7%)
    Middlesex County, New Jersey Utilities Authority Sewer
     Revenue Series A [Aaa, AAA]                                6.500    03/15/01          250      272,500
    New Jersey State Turnpike Authority RB Refunding Series
     1991/(MBIA Insurance) [Aaa, AAA]                           6.500    01/01/16          400      437,500
                                                                                                 ----------
                                                                                                    710,000
                                                                                                 ----------
  NEW YORK (23.2%)
    New York City GO Series A [Baa1, BBB+]                      6.000    08/01/04          200      201,000
    New York State Dormitory Authority State University
     Educational Facility Series A [Baa1, BBB]                  6.500    05/15/06          200      211,500
    New York State Local Government Assistance Corp. Series
     D [Aaa, AAA]                                               6.750    04/01/02          200      221,750
    New York State Thruway Authority (Service Contract
     Highway & Bridges) Series A [Aaa, AAA]                     6.000    01/01/04          205      217,812
    New York State Urban Development RB (MBIA Insurance)
     [Baa1, BBB]                                                5.750    04/01/11          200      195,750
                                                                                                 ----------
                                                                                                  1,047,812
                                                                                                 ----------
  NORTH CAROLINA (4.6%)
    North Carolina Municipal Power Agency (Catawba Electric)
     RB/ (MBIA Insurance) [Aaa, AAA]                            6.000    01/01/10          200      209,000
                                                                                                 ----------
  PENNSYLVANIA (4.7%)
    Philadelphia Water & Waste Water RB [Aaa, AAA]              6.250    08/01/09          200      214,250
                                                                                                 ----------
  PUERTO RICO (6.2%)
    Puerto Rico Commonwealth GO [Aaa, AAA]                      6.500    07/01/08          250      278,125
                                                                                                 ----------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TAX FREE FUND

August 31, 1996
---------------------------------------------------------------------

                                                                                        PAR
                                                                RATE     MATURITY      (000)       VALUE
                                                              ---------  ---------  -----------  ----------
MUNICIPAL BONDS (CONT'D)
  SOUTH CAROLINA (2.4%)
    South Carolina Public Service Authority RB (Santee
     Cooper) Series D [AAA, AAA]                                6.500  % 07/01/02    $     100   $  110,000
                                                                                                 ----------
  TEXAS (2.2%)
    Harris County Health Facilities Development Corp.
     Special Facilities RB (MBIA Insurance) VRDN+ [VMIG-1,
     A-1+]                                                      4.000    09/03/96          100      100,000
                                                                                                 ----------
TOTAL MUNICIPAL BONDS (cost $4,380,486)                                                           4,494,098
                                                                                                 ----------
TOTAL INVESTMENTS AT VALUE (99.5%) (cost $4,380,486*)                                             4,494,098
                                                                                                 ----------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                                                         24,845
                                                                                                 ----------
NET ASSETS (100.0%) (Applicable to 436,257 Shares)                                               $4,518,943
                                                                                                 ----------
                                                                                                 ----------
NET ASSET VALUE, offering and redemption price per share ($4,518,943  DIVIDED BY 436,257)            $10.36



                            INVESTMENT ABBREVIATIONS

                         GO     =   General Obligations
                         RAN    =   Revenue Anticipation Notes
                         RB     =   Revenue Bond
                         VRDN   =   Variable Rate Demand Note

--------------------------------------------------------------------------------
+ Variable Rate Demand Notes--The interest rate shown is the rate as of August
  31, 1996 and the maturity date shown is the longer of the next interest readjustment date or the date the principal amount can be recovered through demand

* Also cost for Federal income tax purposes. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation          $145,589
Gross Depreciation           (31,977)
                            --------
Net Appreciation            $113,612
                            --------
                            --------


The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group's ratings indicated are the most recent ratings available at August 31, 1996. These ratings have not been audited by the Independent Accountants and, therefore, are not covered by the Report of Independent Accountants

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 1996
---------------------------------------------------------------------



                                                 WARBURG PINCUS        WARBURG        WARBURG
                                                 GROWTH & INCOME       PINCUS         PINCUS
                                                      FUND          BALANCED FUND  TAX FREE FUND
                                               -------------------  -------------  -------------
INVESTMENT INCOME:
    Dividends                                     $  12,111,169      $   158,025            --
    Interest                                          7,930,958          447,676     $ 232,697
    Foreign taxes withheld                                   --           (1,541)           --
                                               -------------------  -------------  -------------
        Total investment income                      20,042,127          604,160       232,697
                                               -------------------  -------------  -------------
EXPENSES:
    Investment advisory                               7,914,238          170,672        21,824
    Administration services                           2,638,080           47,394        10,912
    Distribution                                        377,281           47,452        10,912
    Custodian                                           199,178           45,684        13,305
    Transfer agent                                    1,175,942           41,073        12,413
    Legal                                               237,132           24,919        19,784
    Audit                                                38,690              498           561
    Registration                                        234,965           72,482        27,904
    Insurance                                            26,671              432           105
    Printing                                            176,153            7,613         6,618
    Other                                                65,098            9,526         8,185
                                               -------------------  -------------  -------------
                                                     13,083,428          467,745       132,523
    Less fees waived and expenses reimbursed                  0         (177,882)     (110,644)
                                               -------------------  -------------  -------------
        Total expenses                               13,083,428          289,863        21,879
                                               -------------------  -------------  -------------
            Net investment income                     6,958,699          314,297       210,818
                                               -------------------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  ITEMS:
    Net realized gain from investment
      transactions                                   20,871,086          490,109       102,614
    Net realized gain from foreign currency
      related items                                           0               37             0
    Net change in unrealized appreciation
      from investments and foreign currency
      related items                                 (67,018,131)         472,314      (127,100)
                                               -------------------  -------------  -------------
        Net realized and unrealized gain
          (loss) from investments and foreign
          currency related items                    (46,147,045)         962,460       (24,486)
                                               -------------------  -------------  -------------
Net increase (decrease) in net assets
  resulting from operations                       $ (39,188,346)     $ 1,276,757     $ 186,332
                                               -------------------  -------------  -------------
                                               -------------------  -------------  -------------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                            WARBURG PINCUS
                                                                         GROWTH & INCOME FUND
                                                                    ------------------------------
                                                                     FOR THE YEAR    FOR THE YEAR
                                                                        ENDED           ENDED
                                                                      AUGUST 31,      AUGUST 31,
                                                                         1996            1995
                                                                    --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $    6,958,699  $   12,539,769
    Net realized and unrealized gain (loss) from investments and
     foreign currency related items                                    (46,147,045)    135,061,213
                                                                    --------------  --------------
        Net increase (decrease) in net assets resulting from
          operations                                                   (39,188,346)    147,600,982
                                                                    --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends to shareholders from net investment income:
        Common shares                                                   (8,430,598)     (9,949,389)
        Advisor shares                                                    (306,084)       (137,213)
    Distributions to shareholders from net realized capital gains:
        Common shares                                                  (49,915,078)     (8,067,592)
        Advisor shares                                                  (3,362,883)             --
                                                                    --------------  --------------
            Total distributions to shareholders                        (62,014,643)    (18,154,194)
                                                                    --------------  --------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                       370,678,850     722,996,657
    Reinvested dividends                                                58,584,414         233,504
    Net asset value of shares redeemed                                (615,963,314)   (168,239,331)
                                                                    --------------  --------------
        Net increase (decrease) in net assets from capital share
         transactions                                                 (186,700,050)    554,990,830
                                                                    --------------  --------------
            Total increase (decrease) in net assets                   (287,903,039)    684,437,618
NET ASSETS:
    Beginning of year                                                1,095,095,246     410,657,628
                                                                    --------------  --------------
    End of year                                                     $  807,192,207  $1,095,095,246
                                                                    --------------  --------------
                                                                    --------------  --------------


---------------------------------------------------------------------
---------------------------------------------------------------------

        WARBURG PINCUS                  WARBURG PINCUS
        BALANCED FUND                   TAX FREE FUND
------------------------------  ------------------------------
 FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
    ENDED           ENDED           ENDED           ENDED
  AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
     1996            1995            1996            1995
--------------  --------------  --------------  --------------
 $    314,297    $     38,382    $    210,818    $    252,434
      962,460         495,992         (24,486)        107,773
--------------  --------------  --------------  --------------
    1,276,757         534,374         186,332         360,207
--------------  --------------  --------------  --------------
     (212,883)        (38,909)       (210,818)       (252,796)
          (10)             --              --              --
     (149,992)       (111,945)             --        (137,718)
          (16)             --              --              --
--------------  --------------  --------------  --------------
     (362,901)       (150,854)       (210,818)       (390,514)
--------------  --------------  --------------  --------------
   33,327,987       4,349,805       1,007,497         172,004
      345,753         148,491         129,529         240,772
   (9,065,222)       (347,995)       (720,710)     (1,720,315)
--------------  --------------  --------------  --------------
   24,608,518       4,150,301         416,316      (1,307,539)
--------------  --------------  --------------  --------------
   25,522,374       4,533,821         391,830      (1,337,846)
    5,341,849         808,028       4,127,113       5,464,959
--------------  --------------  --------------  --------------
 $ 30,864,223    $  5,341,849    $  4,518,943    $  4,127,113
--------------  --------------  --------------  --------------
--------------  --------------  --------------  --------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

(For a Common Share of the Fund Outstanding Throughout Each Year)
---------------------------------------------------------------------


                                                                FOR THE YEARS ENDED AUGUST 31,
                                                    ------------------------------------------------------
                                                      1996       1995       1994        1993        1992
                                                    --------  ----------  --------     -------     -------
NET ASSET VALUE, BEGINNING OF YEAR                    $16.40      $14.56    $16.72      $11.99      $12.11
                                                    --------  ----------  --------     -------     -------
    INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income                             0.1116      0.2224    0.0785      0.0464      0.1912
    Net Gains (Losses) on Securities (both
      realized and unrealized)                       (0.6633)     1.9834    1.8151      4.8499      0.0402
                                                    --------  ----------  --------     -------     -------
        Total from Investment Operations             (0.5517)     2.2058    1.8936      4.8963      0.2314
                                                    --------  ----------  --------     -------     -------
    LESS DISTRIBUTIONS
    Dividends from Net Investment Income             (0.1350)    (0.1824)  (0.0785)    (0.0875)    (0.1871)
    Distributions from Capital Gains                 (0.8133)    (0.1834)  (3.9751)    (0.0788)    (0.1643)
                                                    --------  ----------  --------     -------     -------
        Total Distributions                          (0.9483)    (0.3658)  (4.0536)    (0.1663)    (0.3514)
                                                    --------  ----------  --------     -------     -------
NET ASSET VALUE, END OF YEAR                          $14.90      $16.40    $14.56      $16.72      $11.99
                                                    --------  ----------  --------     -------     -------
                                                    --------  ----------  --------     -------     -------
Total Returns                                          (3.54%)      15.62%    14.41%     41.17%       1.99%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000)                       $727,627  $1,038,193  $410,658     $60,689     $28,976
Ratios of Expenses to Average Net Assets                1.21%       1.22%     1.28%(a)    1.14%(a)    1.25%(a)
Ratios of Net Investment Income to Average Net
 Assets                                                 0.69%       1.64%     0.41%       0.30%       1.66%
Portfolio Turnover Rate                                   94%        109%      150%        344%        175%
Average Commission Rate                               $.0596(b)        N/A      N/A        N/A         N/A


---------------------------------------------------------------------

(a)Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Growth & Income Fund would have been 1.28%, 1.14% and 1.28% for the years ended August 31, 1994, 1993 and 1992, respectively.

(b)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1996 DIVIDENDS (UNAUDITED)

  Dividends paid by the Fund taxable as ordinary income amounted to $0.1350 per share; 20.29% of ordinary income dividends qualify for the dividends received deduction available to corporate shareholders for U.S. income tax purposes.

  Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-Div and will be mailed in January 1997.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a Common Share of the Fund Outstanding Throughout Each Year)
---------------------------------------------------------------------


                                                                   FOR THE YEARS ENDED AUGUST 31,
                                                       -------------------------------------------------------
                                                        1996        1995        1994        1993        1992
                                                       -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF YEAR                      $11.12      $11.01      $11.71      $12.04      $12.05
                                                       -------     -------     -------     -------     -------
    INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income                               0.1573      0.2080      0.4132      0.5555      0.4408
    Net Gains (Losses) on Securities (both
      realized and unrealized)                          0.9389      1.7225      0.3248      1.1253      0.5155
                                                       -------     -------     -------     -------     -------
        Total from Investment Operations                1.0962      1.9305      0.7380      1.6808      0.9563
                                                       -------     -------     -------     -------     -------
    LESS DISTRIBUTIONS
    Dividends from Net Investment Income               (0.1300)    (0.3136)    (0.4586)    (0.5412)    (0.3713)
    Distributions from Capital Gains                   (0.1462)    (1.5069)    (0.9794)    (1.4696)    (0.5950)
                                                       -------     -------     -------     -------     -------
        Total Distributions                            (0.2762)    (1.8205)    (1.4380)    (2.0108)    (0.9663)
                                                       -------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR                            $11.94      $11.12      $11.01      $11.71      $12.04
                                                       -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------
Total Returns                                             9.99%      21.56%       6.86%      15.27%       8.07%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000)                          $30,853      $5,342        $808        $762      $1,026
Ratios of Expenses to Average Net Assets                  1.53%(a)    1.53%(a)       0%(a)       0%(a)     .67%(a)
Ratios of Net Investment Income to Average Net
 Assets                                                   1.66%       2.30%       3.76%       4.13%       3.68%
Portfolio Turnover Rate                                    108%        107%         32%         30%         93%
Average Commission Rate                                 $.0453(b)      N/A         N/A         N/A         N/A


---------------------------------------------------------------------

(a)Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Balanced Fund would have been 2.43%, 6.04%, 5.46%, 5.37% and 3.88% for the years ended August 31, 1996,
   1995, 1994, 1993 and 1992, respectively.

(b)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1996 DIVIDENDS (UNAUDITED)

  Dividends paid by the Fund taxable as ordinary income amounted to $0.1300 per share; 11.97% of ordinary income dividends qualify for the dividends received deduction available to corporate shareholders for U.S. income tax purposes.

  Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-Div and will be mailed in January 1997.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TAX FREE FUND

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Year)
---------------------------------------------------------------------


                                                                   FOR THE YEARS ENDED AUGUST 31,
                                                       -------------------------------------------------------
                                                        1996        1995        1994        1993        1992
                                                       -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF YEAR                      $10.41      $10.40      $11.53      $11.04      $10.46
                                                       -------     -------     -------     -------     -------
    INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income                               0.5097      0.5426      0.6026      0.6385      0.6771
    Net Gains (Losses) on Securities (both
      realized and unrealized)                         (0.0541)     0.3077     (0.6259)     0.8654      0.6145
                                                       -------     -------     -------     -------     -------
        Total from Investment Operations                0.4556      0.8503     (0.0233)     1.5039      1.2916
                                                       -------     -------     -------     -------     -------
    LESS DISTRIBUTIONS
    Dividends from Net Investment Income               (0.5056)    (0.5426)    (0.6092)    (0.6725)    (0.6345)
    Distributions from Excess Net Investment
      Income                                                --          --     (0.0135)         --          --
    Distributions from Capital Gains                    0.0000     (0.2977)    (0.4886)    (0.3414)    (0.0771)
                                                       -------     -------     -------     -------     -------
        Total Distributions                            (0.5056)    (0.8403)    (1.1113)    (1.0139)    (0.7116)
                                                       -------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR                            $10.36      $10.41      $10.40      $11.53      $11.04
                                                       -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------
Total Returns                                             4.42%       8.89%      (0.30%)     14.45%      12.77%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000)                           $4,519      $4,127      $5,465      $6,631      $6,491
Ratios of Expenses to Average Net Assets                   .50%(a)     .48%(a)     .15%(a)     .17%(a)     .33%(a)
Ratios of Net Investment Income to Average Net
 Assets                                                   4.83%       5.53%       5.51%       5.71%       6.21%
Portfolio Turnover Rate                                     82%         38%         20%         70%         78%

---------------------------------------------------------------------

(a)Without the waiver of advisory, administration and custody fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Tax Free Fund would have been 3.17%,, 2.12%, 1.84%, 1.76% and 1.61% for the years ended August 31, 1996,
   1995, 1994, 1993 and 1992, respectively.

TAX STATUS OF 1996 DIVIDENDS (UNAUDITED)

  Dividends paid by the Fund taxable as ordinary income amounted to $0.5056 per share.

  Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-Div and will be mailed in January 1997.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

NOTES TO FINANCIAL STATEMENTS

August 31, 1996
---------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  The Warburg Pincus Funds covered in this report are comprised of Warburg Pincus Growth & Income Fund (the "Growth & Income Fund"), Warburg Pincus Balanced Fund (the "Balanced Fund") and Warburg Pincus Tax Free Fund (the "Tax Free Fund"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The Growth & Income Fund and the Balanced Fund each have two classes of shares: Common Class and Advisor Class.

  On May 3, 1996, pursuant to an Agreement and Plan of Reorganization, the Growth & Income Fund, the Balanced Fund and the Tax Free Fund (each, an "Acquiring Fund") each acquired all of the assets of an investment series of The RBB Fund, Inc., Warburg Pincus Growth & Income Fund (the "Acquired Growth & Income Fund"), Warburg Pincus Balanced Fund (the "Acquired Balanced Fund") and Warburg Pincus Tax Free Fund (the "Acquired Tax Free Fund"). The acquisitions were accomplished by a tax-free exchange of 62,938,828 Common Shares and 5,340,670 Advisor Shares, in the case of the Acquired Growth & Income Fund; 2,135,930 Common Shares and 111 Advisor Shares, in the case of the Acquired Balanced Fund; and 422,797 Common Shares, in the case of the Acquired Tax Free Fund, for the same amount of shares of the same class of the corresponding Acquiring Fund. Shares were reissued to shareholders at the time of the reorganizations. The net assets of each Acquiring Fund directly after the reorganization were the same as the net assets of the relevant Acquired Fund:
$1,112,424,664 in the case of the Growth & Income Fund, including $129,715,900 of unrealized appreciation; $25,721,368 in the case of the Balanced Fund, including $1,465,365 of unrealized appreciation; and $4,343,839 in the case of the Tax Free Fund, including $99,263 of unrealized appreciation. Each Acquiring Fund assumed the prior operating history of the corresponding Acquired Fund.

  The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Funds' governing board. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

  Security transactions are accounted for on the trade date basis. The cost of investments sold is determined by use of the specific identification method for

WARBURG PINCUS FUNDS

August 31, 1996
---------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D) both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, Shareholder servicing fees and transfer agency fees) and realized/unrealized gains (losses) are allocated proportionally to each class of shares based upon the relative net-asset value of outstanding shares.

  For the Growth & Income and the Balanced Funds, dividends from net investment income, if any, are declared and paid at least quarterly. For the Tax Free Fund, dividends from net investment income, if any, are declared daily and paid monthly. For all Funds, any net realized capital gains will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

  Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

  Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the Seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

  Warburg, Pincus Counsellors, Inc. ("Warburg"), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ("Counsellors G.P.") serves as each Fund's

WARBURG PINCUS FUNDS

August 31, 1996
---------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D) investment adviser. For its advisory services, Warburg is entitled to receive the following fees, computed daily and payable monthly based on the Funds' daily net assets:


                  FUND                             ANNUAL RATE
----------------------------------------  -----------------------------
Growth & Income Fund                      .75% average daily net assets
Balanced Fund                             .90% average daily net assets
Tax Free Fund                             .50% average daily net assets

  Warburg may, at its discretion, voluntarily waive all or any portion of its advisory fees for any of the Funds. In addition Warburg may voluntarily reimburse the Funds' for a portion of the Funds' expenses. For the year ended August 31, 1996, investment advisory fees, waivers and expense reimbursements were as follows:


                                 GROSS                    NET
                               ADVISORY                ADVISORY         EXPENSE
                                  FEE       WAIVER        FEE        REIMBURSEMENTS
                              -----------  ---------  -----------  ------------------
Growth & Income Fund           $7,914,238  $      --   $7,914,238     $         --
Balanced Fund                    170,672    (145,632)     25,040            (8,518)
Tax Free Fund                     21,824     (21,824)         --           (82,273)

  PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., and Counsellors Fund Services, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, serve as co-administrators for each of the Funds. For the Growth & Income Fund, the co-administration fees are computed daily and payable monthly at an annual rate of .20% of the first $125 million of average daily net assets and .15% of average daily net assets in excess of $125 million for PFPC and .05% of the first $125 million of average daily net assets and .10% of average daily net assets in excess of $125 million for CFSI.

  For the Balanced and Tax Free Funds, the co-administration fees are computed daily and payable monthly at an annual rate of .15% of average daily net assets for PFPC and .10% of average daily net assets for CFSI.

  CFSI and PFPC may, at their discretion, voluntarily waive all or any portion of their co-administration fees for any of the Funds. For the year ended August 31, 1996, CFSI and PFPC's co-administration fees and waivers were as follows:


                                           GROSS                            NET
                                     CO-ADMINISTRATION               CO-ADMINISTRATION
                                           FEES           WAIVERS          FEES
                                    -------------------  ---------  -------------------
Growth & Income Fund                    $ 2,638,080      $      --      $ 2,638,080
Balanced Fund                                47,394        (23,732)          23,662
Tax Free Fund                                10,912         (6,547)           4,365

WARBURG PINCUS FUNDS

August 31, 1996
---------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D)
  The Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. For distribution services with respect to the Balanced and the Tax Free Funds' Common Shares, CSI receives a fee at the annual rate of .25%, computed daily and payable monthly, on average daily net assets. For distribution services with respect to the Growth & Income and the Balanced Funds' Advisor Shares, CSI receives a fee of .50%, respectively, computed daily and payable monthly, on average daily net assets. No compensation is payable by the Growth & Income Fund's Common Shares. For the year ended August 31, 1996, distribution fees were as follows:

                                                               DISTRIBUTION
                                                                   FEES
                                                              --------------
Growth & Income Fund
  Advisor Shares                                                $  377,281
                                                              --------------
                                                              --------------
Balanced Fund
  Common Shares                                                 $   47,438
  Advisor Shares                                                        14
                                                              --------------
                                                                $   47.452
                                                              --------------
                                                              --------------
Tax Free Fund
  Common Shares                                                 $   10,912
                                                              --------------
                                                              --------------


3. INVESTMENT IN SECURITIES

  For the year ended August 31, 1996, purchases and sales of investment securities (other than short-term investments) were as follows:


                                                   INVESTMENT SECURITIES
                                                 --------------------------
                                                  PURCHASES       SALES
                                                 ------------  ------------
Growth & Income Fund                             $836,836,603  $944,323,575
Balanced Fund                                      40,617,534    18,123,632
Tax Free Fund                                       3,813,005     3,318,389


4. CAPITAL SHARES

  The Growth & Income Fund, the Balanced Fund and the Tax Free Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of the Growth & Income Fund and the Balanced Fund are designated as Advisor Shares.

WARBURG PINCUS FUNDS

August 31, 1996
---------------------------------------------------------------------

4. CAPITAL SHARES (CONT'D)
  Transactions in capital shares for each period were as follows:


                                                    WARBURG PINCUS GROWTH & INCOME FUND
                                           -----------------------------------------------------
                                                    FOR THE                     FOR THE
                                                   YEAR ENDED                 YEAR ENDED
                                                AUGUST 31, 1996             AUGUST 31, 1995
                                           --------------------------  -------------------------
                                             SHARES         VALUE        SHARES        VALUE
                                           -----------  -------------  -----------  ------------
Shares sold:
    Common Shares                           20,913,915  $ 336,297,357   46,345,660  $670,088,619
    Advisor Shares                           2,135,316     34,381,493    3,521,620    52,908,038
Shares issued in reinvestment of
  dividends:
    Common Shares                            3,538,291     54,915,454        6,891        96,291
    Advisor Shares                             237,054      3,668,960        9,051       137,213
Shares repurchased:
    Common Shares                          (38,907,636)  (608,244,172) (11,270,725) (167,348,709)
    Advisor Shares                            (499,292)    (7,719,142)     (57,795)     (890,622)
                                           -----------  -------------  -----------  ------------
Net increase (decrease)                    (12,582,352) $(186,700,050)  38,554,702  $554,990,830
                                           -----------  -------------  -----------  ------------
                                           -----------  -------------  -----------  ------------


                                                            WARBURG PINCUS BALANCED FUND
                                                   -----------------------------------------------
                                                           FOR THE                  FOR THE
                                                          YEAR ENDED              YEAR ENDED
                                                       AUGUST 31, 1996          AUGUST 31, 1995
                                                   ------------------------  ---------------------
                                                     SHARES        VALUE      SHARES      VALUE
                                                   -----------  -----------  ---------  ----------
Shares sold:
    Common Shares                                    2,799,590  $32,792,373    423,875  $4,348,625
    Advisor Shares                                      45,037      535,614        110       1,180
Shares issued in reinvestment of dividends:
    Common Shares                                       29,938      345,728     16,171     148,491
    Advisor Shares                                           2           25         --          --
Shares repurchased:
    Common Shares                                     (725,370)  (8,530,390)   (33,364)   (347,995)
    Advisor Shares                                     (44,170)    (534,832)        --          --
                                                   -----------  -----------  ---------  ----------
Net increase (decrease)                              2,105,027  $24,608,518    406,792  $4,150,301
                                                   -----------  -----------  ---------  ----------
                                                   -----------  -----------  ---------  ----------


                                                                       TAX FREE FUND
                                                      -----------------------------------------------
                                                              FOR THE                 FOR THE
                                                            YEAR ENDED               YEAR ENDED
                                                          AUGUST 31, 1996         AUGUST 31, 1995
                                                      -----------------------  ----------------------
                                                        SHARES       VALUE      SHARES       VALUE
                                                      -----------  ----------  ---------  -----------
Shares sold:
    Common Class                                          96,011   $1,007,497     16,896  $   172,004
Shares issued in reinvestment of dividends:
    Common Class                                          12,332      129,529     24,384      240,772
Shares repurchased:
    Common Class                                         (68,556)    (720,710)  (170,342)  (1,720,315)
                                                      -----------  ----------  ---------  -----------
Net increase (decrease)                                   39,787   $  416,316   (129,062) $(1,307,539)
                                                      -----------  ----------  ---------  -----------
                                                      -----------  ----------  ---------  -----------


WARBURG PINCUS FUNDS

August 31, 1996
---------------------------------------------------------------------

5. NET ASSETS

  At August 31, 1996, net assets consisted of the following:


                                       GROWTH & INCOME FUND      BALANCED FUND     TAX FREE FUND
                                    --------------------------  ----------------  ---------------
Capital paid-in                           $  757,260,246          $ 29,416,934      $ 4,351,342
Undistributed net investment
  income                                         675,184               108,542               --
Amortized market discount                             --                    --            2,419
Accumulated net realized gain
  (loss) on investments
  transactions, futures contracts
  and foreign exchange
  transactions                                (1,480,503)              400,936           51,570
Unrealized appreciation on
  investments                                 50,737,280               937,811          113,612
                                            ------------        ----------------  ---------------
                                          $  807,192,207          $ 30,864,223      $ 4,518,943
                                            ------------        ----------------  ---------------
                                            ------------        ----------------  ---------------

WARBURG PINCUS FUNDS

August 31, 1996

6. OTHER FINANCIAL HIGHLIGHTS

  The Growth & Income and the Balanced Funds currently offer one other class of shares, Advisor Shares representing an additional interest in each of the Funds. The financial highlights of each of the Advisor Shares are as follows:
---------------------------------------------------------------------


                                                                               ADVISOR SHARES
                                               -------------------------------------------------------------------------------
                                                           WARBURG PINCUS                           WARBURG PINCUS
                                                        GROWTH & INCOME FUND                        BALANCED FUND
                                                                     FOR THE PERIOD                           FOR THE PERIOD
                                                                      MAY 15, 1995                             JULY 31, 1995
                                                                      (COMMENCEMENT                            (COMMENCEMENT
                                               FOR THE YEAR ENDED   OF OPERATIONS) TO   FOR THE YEAR ENDED   OF OPERATIONS) TO
                                                AUGUST 31, 1996      AUGUST 31, 1995     AUGUST 31, 1996      AUGUST 31, 1995
                                               ------------------   -----------------   ------------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $16.38              $14.87               $11.13              $10.72
                                                     ------              ------               ------              ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income                               .0800              0.0236               0.3689              0.0170
  Net Gains (Losses) on Securities (both
    realized and unrealized)                         (.6931)             1.5323               0.6815              0.3930
                                                     ------              ------               ------              ------
        Total from Investment Operations             (.6131)             1.5559               1.0504              0.4100
                                                     ------              ------               ------              ------

  LESS DISTRIBUTIONS
  Dividends (from net investment income)             (.0736)            (0.0459)             (0.0942)             0.0000
  Distributions (from capital gains)                 (.8133)                 --              (0.1462)             0.0000
                                                     ------              ------               ------              ------
        Total Distributions                          (.8869)            (0.0459)             (0.2404)             0.0000
                                                     ------              ------               ------              ------
NET ASSET VALUE, END OF PERIOD                       $14.88              $16.38               $11.94              $11.13
                                                     ------              ------               ------              ------
                                                     ------              ------               ------              ------

Total Returns                                         (3.92%)             10.49%(c)             9.56%               3.82%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $79,565             $56,902                  $12                  $1
Ratios of Expenses to Average Net Assets               1.59%               1.92%(b)             1.71%(a)            1.76%(a)(b)
Ratios of Net Investment Income (Loss) to
 Average Net Assets                                     .28%               0.43%(b)            (4.11%)              2.00%(b)
Portfolio Turnover Rate                                  94%                109%(b)              108%                107%(b)
Average Commission Rate                              $.0596(d)              N/A               $.0453(d)              N/A

--------------------------------------------------------------------------------
(a)Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Balanced Fund would have been 628.47% and 205.06% for the periods ended August 31, 1995 and 1996.

(b)Annualized.

(c)Not Annualized.

(d)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

August 31, 1996

6. OTHER FINANCIAL HIGHLIGHTS (CONT'D)
   TAX STATUS OF 1996 DIVIDENDS (UNAUDITED)

  Dividends paid by the Growth & Income Fund and the Balanced Fund taxable as ordinary income amounted to $0.0736 and $0.0942 per share; respectively; 20.29% and 11.97% of ordinary income dividends for the Growth & Income Fund and the Balanced Fund, respectively, qualify for the dividends received deduction available to corporate shareholders for U.S. income tax purposes.

  Because the Funds' fiscal years are not calendar years, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-Div and will be mailed in January 1997.

                See Accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------------

To the Shareholders and Board of Directors of The Warburg Pincus Funds:

We have audited the accompanying statements of net assets of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund, as of August 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of investments held as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund, as of August 31, 1996, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


/s/ Coopers & Lybrand L.L.P.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 18, 1996

                                     [LOGO]

                      P.O. Box 9030, Boston, MA 02205-9030
                           800-WARBURG (800-927-2874)

COUNSELLORS SECURITIES INC., DISTRIBUTOR                            WPGBT-2-0896

WARBURG PINCUS ADVISOR FUNDS
AUGUST 31, 1996

GROWTH & INCOME FUND

BALANCED FUND

ANNUAL REPORT

A Prospectus containing more complete information, including charges and expenses and where applicable, the special considerations and risks associated with international investing may be obtained by calling 800-369-2728 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030. Investors should read the Prospectus carefully before investing.

WARBURG PINCUS
INVESTMENTS


THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS ANNUAL REPORT ARE AS OF AUGUST 31, 1996; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS ANNUAL REPORT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT
---------------------------------------------------------------------

Dear Shareholder:                                               October 21, 1996

  For the 12 months ended August 31, 1996, Warburg Pincus Advisor Growth & Income Fund (the "Fund") had a total return of -3.92%, vs. a total return of 18.73% for the S&P 500 Index.

  The Fund's significant underperformance is largely attributable to weakness in gold-related shares, which had a sizable representation in the portfolio through the period. As long-term shareholders in the Fund know, we have been and remain positive on gold and gold-mining stocks as a secular investment theme, based on the large and ongoing imbalance between the metal's supply and demand. Annual demand for gold exceeds new supply by over 800 tons. The magnitude of this imbalance should, we believe, lead to a markedly higher price for the metal over time, assuming that gold responds like any other commodity to market forces. Outside forces -- e.g., forward-selling by gold-mining companies and selling by central banks -- may suppress gold's price over the short to intermediate term, but we believe the overall trend will remain positive.

  Gold's positive fundamentals asserted themselves in January of this year, when the metal's spot price rose to $415 an ounce, its highest level in several years. This marked the first time in a decade that gold had risen above the $400 mark without the benefit of an exogenous shock of some sort (previously, gold had risen above $400 in response to the stock-market crash of 1987, the Tiananmen Square uprising in China, and the Gulf War), and seemed to suggest that gold was poised for an extended run. Unfortunately, the rally proved short-lived, and the metal's price fell back below $400, where it has remained since.

  The gold-related sector continued to be among the market's best performers year to date through May of 1996, however, with a gain of over 25%. The Fund's year-to-date performance at the time roughly matched that of the S&P 500. Within an approximately two-week period in June, however, gold shares tumbled, triggered by redemptions from gold-sector mutual funds and asset allocation shifts away from gold by market strategists. The speed and severity of the sell-off left us little time to take profits, and the Fund's large weighting took a sizable toll on its performance. (Large redemptions from gold mutual funds had taken a similarly large toll on the sector at the end of 1995, and the Fund's performance had suffered then as well. It is noteworthy that, in both cases, the sales of these stocks were unrelated to movements in gold's price, which remained in a fairly narrow range throughout.)

  Since it is difficult to predict when gold will finally and decisively break out of its range, we are scaling back the Fund's exposure, to a targeted weighting of approximately 10%. This remaining position will consist of what we deem to be

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
---------------------------------------------------------------------
the highest-quality companies in the sector. The smaller weighting will allow us to participate in a rally in gold stocks when such materializes, but will also allow us to take advantage of other opportunities in the market as they arise.

  Another factor that weighed on the Fund's performance during the reporting period was its emphasis on industrial cyclical stocks in the early part of 1996. We had established a fairly significant weighting in these securities (e.g., steel companies) in the latter months of 1995. This was based on our view that the U.S. economy would prove surprisingly strong in 1996, benefiting companies whose earnings prospects are tied closely to the economic cycle. While our forecast on the economy proved correct, industrial cyclical stocks barely moved in price. Historically, the correlation between stronger economic growth and the performance of cyclical stocks has been very high, but in this instance the two bore little relation.

  Weakness in these two areas -- gold-related stocks and industrial cyclicals -- accounted for the bulk of the Fund's underperformance, and outweighed gains seen in other areas of the portfolio. Areas of strength during the period included financial stocks, oil-services securities, selected health-care stocks, and aerospace & defense issues. We continue to find selected values in these areas, and will likely add to our weightings in the months ahead. We are particularly positive on the prospects for financials, especially banks, and these represent the largest portion of the Fund's assets currently.

  More broadly, we plan to expand the Fund's emphasis on larger-cap, higher-quality companies in the months ahead, particularly those on the capital-investment side of the economy. This reflects our view that a gradually decelerating economy over the next several quarters will translate into generally slower profit growth. In this type of environment, we believe, investors will likely place a premium on companies with the demonstrated ability to generate steadily growing profits. We will also continue to focus on companies engaged in share-buyback programs (e.g., banks), as such programs can have the effect of improving reported profit growth. This strategy, combined with the reduction in the Fund's gold weighting, should, we believe, lead to a significant improvement in the Fund's performance going forward.

Anthony G. Orphanos
Portfolio Manager

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
---------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS GROWTH & INCOME
                   FUND SINCE INCEPTION AS OF AUGUST 31, 1996

  The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Growth & Income Fund from May 15, 1995 (inception) to August 31, 1996, assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500* for the same period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        FUND (ADVISOR SHARES)    S&P 500
5/31/95                                                                 10,000     10,000
6/30/95                                                              10,164.81  10,234.10
7/31/95                                                              10,669.02  10,580.73
8/31/95                                                              10,011.88  10,599.14
9/29/95                                                              10,868.95  11,045.79
10/31/95                                                             10,422.28  11,013.09
11/30/95                                                             11,092.29  11,486.87
12/29/95                                                             10,934.81  11,709.49
1/31/96                                                              11,609.79  12,113.70
2/29/96                                                              11,531.64  12,220.42
3/29/96                                                              11,614.62  12,339.94
4/30/96                                                              11,792.33  12,521.58
5/31/96                                                              11,870.52  12,843.51
6/28/96                                                              11,013.92  12,892.45
7/31/96                                                              10,182.01  12,323.76
8/30/96                                                              10,580.19  12,583.92
Average Annual Total Returns for periods ending
8/31/96
(Advisor Shares)
1 year                                                                  -3.92%
Since Inception (5/15/95)                                                4.70%



                                                    FUND
                                                  ---------

1 Year Total Return (9/30/95-9/30/96)...........      -4.01%
Average Annual Total Since Inception
  (5/15/95-9/30/96).............................       3.36%


  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------

*The S&P 500 is an unmanaged index, composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange, and has no defined investment objective.

WARBURG PINCUS ADVISOR BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT
-----------------------------------------------------------------------------

Dear Shareholder:                                               October 21, 1996

  For the 12 months ended August 31, 1996, Warburg Pincus Advisor Balanced Fund (the "Fund") gained 9.56%, vs. a 10.41% gain for the Lipper Balanced Funds Index.

  The 12 months can best be viewed as two distinct periods. From September 1995 through December 1995, U.S. interest rates generally fell, reflecting investors' positive views on the controlled rate of economic expansion and the continued absence of significant inflationary pressures. This benign economic environment translated into strong gains for domestic stock and bond markets.

  From January 1996 through August 1996, however, U.S. interest rates backed up significantly, as investors responded negatively to evidence of robust growth in the economy. Too-rapid growth, it was reasoned, would lead to rising inflation and a potential tightening of credit by the Federal Reserve. This took a heavy toll on the bond market, with most sectors (excluding the high-yield group) posting disappointing results. Stocks continued to advance, however (notwithstanding a correction in June and July), propelled by steady growth in corporate earnings and continued strong cash flows into equity mutual funds.

  We made few major changes in asset allocation during the period. Our primary focus remained U.S. equities, and these proved to be the main contributors to the Fund's performance for the full 12 months. We divided this weighting (55% of net assets as of August 31) among the large-, mid- and small-cap sectors of the market, with our heaviest concentration on the small-cap area through most of the period.

  Our fixed-income exposure (35% of net assets as of August 31, including short-term obligations) remained concentrated primarily in U.S. Treasuries through the 12 months. We maintained an intermediate duration in the portfolio throughout, consistent with our view that the fixed-income portion of the Fund exists primarily to provide income and stability, rather than as a potential source of large capital gains.

  We kept our international-equity weighting close to 10% of net assets throughout the reporting period, and good stock selection here contributed positively to the Fund's results. Our holdings included a geographically diverse mix of securities from Europe and the Far East.

  Our outlook on the Fund's prospects remains positive. We believe that the present economic environment in the U.S., consisting of moderate growth and low inflation, will extend through the remainder of 1996 and into 1997. This augurs well for the performance of U.S. financial markets, which comprise the bulk of our exposure. Similarly, we continue to find excellent investment opportunities abroad. Set against this favorable backdrop, we will strive to provide attractive total returns while keeping a firm rein on risk.

Dale C. Christensen                     Anthony G. Orphanos
Co-Portfolio Strategist                 Co-Portfolio Strategist

WARBURG PINCUS ADVISOR BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
-----------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS BALANCED FUND
                     SINCE INCEPTION AS OF AUGUST 31, 1996

  The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Balanced Fund from July 31, 1995 (inception) to August 31, 1996 assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500* and Lipper Balanced Funds Index ("LBFI")** for the same time period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        FUND (ADVISOR SHARES)    S&P 500     LBFI
7/31/95                                                                 10,000     10,000     10,000
8/31/95                                                              10,382.46  10,017.40  10,078.00
9/29/95                                                              10,493.56  10,439.53  10,318.66
10/31/95                                                             10,241.27  10,408.63  10,292.66
11/30/95                                                             10,727.17  10,856.41  10,612.56
12/29/95                                                             10,902.15  11,066.81  10,779.60
1/31/96                                                              11,215.00  11,448.84  10,974.17
2/29/96                                                              11,233.96  11,549.70  10,979.44
3/29/96                                                              11,242.20  11,662.66  11,020.83
4/30/96                                                              11,546.30  11,834.33  11,093.90
5/31/96                                                              11,802.89  12,138.59  11,207.28
6/28/96                                                              11,517.51  12,184.84  11,244.26
7/31/96                                                              11,012.61  11,647.37  10,954.95
8/30/96                                                              11,374.61  11,893.24  11,127.81
Average Annual Total Returns for periods ending
8/31/96
(Advisor Shares)
1 year                                                                   9.56%
Since Inception (7/31/95)                                               12.54%


                                                     FUND
                                                   ---------
1 Year Total Return (9/30/95-9/30/96)............      11.70%
Average Annual Total Since Inception
  (7/31/95-9/30/96)..............................      14.51%



  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------

 *The S&P 500 is an unmanaged index, composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange, and has no defined investment objective.

**The Lipper Balanced Funds Index is an equal weighted index of the 30 largest balanced funds that is compiled by Lipper Analytical Services, Inc. It is unmanaged with no defined investment objective.

WARBURG PINCUS GROWTH & INCOME FUND

STATEMENT OF NET ASSETS

August 31, 1996


                                                                       NUMBER OF
                                                                         SHARES       VALUE
                                                                       ---------  ------------
COMMON STOCKS (92.2%)
  AEROSPACE & DEFENSE (3.9%)
    GRC International, Inc. +                                            820,000  $ 16,810,000
    Litton Industries, Inc. +                                            320,000    14,920,000
                                                                                  ------------
                                                                                    31,730,000
                                                                                  ------------
  AGRICULTURE (0.7%)
    Agrium, Inc.                                                         390,000     5,460,000
                                                                                  ------------
  BANKS & SAVINGS & LOANS (16.9%)
    BankAmerica Corp.                                                    270,000    20,925,000
    Bankers Trust New York Corp.                                         335,000    26,046,250
    Bank of New York Co., Inc.                                           755,000    21,045,625
    Chase Manhattan Corp.                                                233,000    17,329,375
    Greenpoint Financial Corp.                                           365,000    13,003,125
    Mercantile Bancorp, Inc.                                             370,000    18,083,750
    Wells Fargo & Co.                                                     80,000    19,900,001
                                                                                  ------------
                                                                                   136,333,126
                                                                                  ------------
  COMMUNICATIONS & MEDIA (0.8%)
    Infinity Broadcasting Corp. Class A                                  235,000     6,433,125
                                                                                  ------------
  COMPUTERS (6.7%)
    Amdahl Corp. +                                                       650,000     6,459,375
    Honeywell, Inc.                                                      550,000    31,968,750
    Intuit, Inc. +                                                       380,000    13,870,000
    Novadigm, Inc. +                                                     258,000     1,935,000
                                                                                  ------------
                                                                                    54,233,125
                                                                                  ------------
  ELECTRONICS (0.8%)
    Lexmark International Group Inc., Class A +                          360,000     6,435,000
                                                                                  ------------
  ENERGY (0.4%)
    Santa Fe Energy Resources, Inc. +                                    280,000     3,290,000
                                                                                  ------------
  ENGINEERING & CONSTRUCTION  (2.7%)
    Stone & Webster, Inc.                                                665,000    21,446,250
                                                                                  ------------
  ENTERTAINMENT (0.7%)
    Boardwalk Casino, Inc. +                                             900,000     5,625,000
                                                                                  ------------
  FINANCIAL SERVICES (7.8%)
    Aetna, Inc.                                                          340,000    22,482,500
    Charles Schwab Corp.                                                 420,000    10,500,000
    Student Loan Marketing Association                                   144,000    10,602,000
    USF & G Corp.                                                      1,200,000    19,350,000
                                                                                  ------------
                                                                                    62,934,500
                                                                                  ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND

August 31, 1996


                                                                       NUMBER OF
                                                                        SHARES       VALUE
                                                                      ---------  ------------
COMMON STOCKS (CONT'D)
  HEALTHCARE (3.5%)
    ALZA Corp. +                                                         555,000  $ 15,193,125
    Baxter International, Inc.                                            69,000     3,079,125
    Biomet, Inc. +                                                       400,000     6,250,000
    FoxMeyer Health Corp. +                                              980,000     3,920,000
                                                                                  ------------
                                                                                    28,442,250
                                                                                  ------------
  INDUSTRIAL MANUFACTURING & PROCESSING (6.6%)
    Corning, Inc.                                                        475,000    17,693,750
    Inco Ltd.                                                          1,110,000    35,797,500
                                                                                  ------------
                                                                                    53,491,250
                                                                                  ------------
  METALS (4.2%)
    Pegasus Gold, Inc. +                                               2,800,000    33,600,000
                                                                                  ------------
  MINING (22.9%)
    Echo Bay Mines Ltd.                                                1,300,000    12,918,750
    Hecla Mining Co. +                                                 2,200,000    15,125,000
    Homestake Mining Co.                                               2,514,000    41,481,000
    Newmont Mining Corp.                                               1,058,000    55,941,750
    Placer Dome, Inc.                                                  2,000,000    48,000,000
    Prime Resources Group, Inc.                                        1,400,000    10,845,520
                                                                                  ------------
                                                                                   184,312,020
                                                                                  ------------
  OIL SERVICES (6.1%)
    Baker Hughes, Inc.                                                   955,000    28,888,750
    Coflexip-Sponsored ADR                                                30,000       596,250
    Halliburton Co.                                                      380,000    19,997,500
                                                                                  ------------
                                                                                    49,482,500
                                                                                  ------------
  PHARMACEUTICALS (0.6%)
    Columbia Laboratories, Inc. +                                        389,000     4,959,750
                                                                                  ------------
  TELECOMMUNICATIONS & EQUIPMENT (6.9%)
    Airtouch Communications, Inc. +                                      845,000    23,237,500
    Frontier Corp.                                                       650,000    19,175,000
    Globalstar Telecommunications, Ltd. +                                180,000     7,785,000
    Lucent Technologies, Inc.                                            150,000     5,531,250
                                                                                  ------------
                                                                                    55,728,750
                                                                                  ------------
TOTAL COMMON STOCKS (Cost $693,199,366)                                            743,936,646
                                                                                  ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND

August 31, 1996


                                                                             PAR
                                                              MATURITY      (000)        VALUE
                                                              ---------  -----------  ------------
REPURCHASE AGREEMENTS (6.4%)
    State Street Bank & Trust Co. 5.25%
    (Agreement dated 08/30/96 to be repurchased at
    $51,700,141, collateralized by $51,610,000 U.S. Treasury
    Notes 6.125% due 03/31/98. Market value of collateral is
    $52,706,712.)
    (cost $51,670,000)                                        09/03/96   $    51,670  $ 51,670,000
                                                                                      ------------
TOTAL INVESTMENTS AT VALUE (98.6%) (cost $744,869,366*)                                795,606,646
                                                                                      ------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)                                            11,585,561
                                                                                      ------------
NET ASSETS (100%) (applicable to 48,839,771 Common Shares
  and 5,345,955 Advisor Shares)                                                       $807,192,207
                                                                                      ------------
                                                                                      ------------
NET ASSET VALUE, offering and redemption price per Common
  Share ($727,627,300  DIVIDED BY 48,839,771)                                               $14.90
                                                                                      ------------
                                                                                      ------------
NET ASSET VALUE, offering and redemption price per Advisor
  Share ($79,564,907  DIVIDED BY 5,345,955)                                                 $14.88
                                                                                      ------------
                                                                                      ------------


                            INVESTMENT ABBREVIATIONS

                       ADR = American Depositary Receipt
--------------------------------------------------------------------------------
+ Non-income producing

* Cost for Federal income tax purposes at August 31, 1996 is $745,079,592. The gross appreciation (depreciation) on a tax basis is as follows:


Gross Appreciation              $ 97,532,243
Gross Depreciation              $(47,005,189)
                                ------------
Net Appreciation                $ 50,527,054
                                ------------
                                ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

STATEMENT OF NET ASSETS

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (63.0%)
U.S. COMMON STOCKS
  AEROSPACE & DEFENSE (1.7%)
    GRC International, Inc. +                                                  4,500   $    92,250
    Litton Industries, Inc. +                                                  1,100        51,288
    Lockheed Martin Corp.                                                      1,500       126,188
    Loral Space and Communications Ltd.                                        5,100        71,400
    Sundstrand Corp.                                                           1,900        71,013
    Tracor, Inc. +                                                             5,400       104,625
                                                                                       -----------
                                                                                           516,764
                                                                                       -----------
  BANKS & SAVINGS & LOANS (6.1%)
    Bancorp of Hawaii, Inc.                                                    1,100        41,663
    BankAmerica Corp.                                                          1,300       100,750
    Bank of Boston Corp.                                                       2,200       116,050
    Bank of New York Co., Inc.                                                 6,900       192,338
    Bankers Trust New York Corp.                                               1,500       116,625
    Chase Manhattan Corp.                                                      2,980       221,638
    Citicorp                                                                   1,200        99,900
    Cullen/Frost Bankers Inc.                                                  2,500        71,250
    Great Financial Corp.                                                      3,700       104,988
    Great Western Financial Corp.                                              3,500        86,625
    Greenpoint Financial Corp.                                                 1,700        60,563
    Mercantile Bancorp, Inc.                                                   1,700        83,088
    PNC Bank Corp.                                                             2,300        71,875
    Quaker City Bancorp. +                                                     6,700        97,988
    RCSB Financial, Inc.                                                       3,750       100,781
    Texas Regional Bancshares, Inc.                                            1,500        43,125
    Wells Fargo & Co.                                                          1,066       265,168
                                                                                       -----------
                                                                                         1,874,415
                                                                                       -----------
  BUSINESS SERVICES (2.5%)
    American List Corp.                                                        3,650       102,656
    American Management Systems, Inc. +                                        3,000        76,125
    Checkpoint Systems, Inc. +                                                 2,000        57,750
    Daisytek International Corp. +                                             1,000        41,750
    DecisionOne Holdings Corp. +                                               2,300        38,525
    DST Systems, Inc. +                                                        2,000        61,500
    Electronic Data Systems Corp.                                              1,500        81,750
    First Data Corp.                                                           1,500       117,000
    Olsten Corp.                                                               3,400        94,775
    Pittston Brink's Services Group                                            2,000        56,500
    Reynolds & Reynolds Co., Class A                                           1,000        50,125
                                                                                       -----------
                                                                                           778,456
                                                                                       -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  CAPITAL EQUIPMENT (1.0%)
    Allied Products Corp.                                                      3,100   $    80,212
    Avondale Industries, Inc. +                                                5,600        88,200
    Navistar International Corp +                                              6,000        58,500
    Roper Industries, Inc.                                                     2,000        83,000
                                                                                       -----------
                                                                                           309,912
                                                                                       -----------
  CHEMICALS (1.9%)
    Avery Dennison Corp.                                                       2,800       143,150
    Foamex International, Inc. +                                               3,100        48,244
    Monsanto Co.                                                               7,000       224,875
    Morton International, Inc.                                                 2,000        74,250
    Olin Corp.                                                                 1,000        79,250
                                                                                       -----------
                                                                                           569,769
                                                                                       -----------
  COMMUNICATIONS & MEDIA (1.5%)
    Harte-Hanks Communications                                                 4,000       102,000
    Heritage Media Corp., Inc. Class A +                                       2,600        52,000
    Infinity Broadcasting Corp.                                                6,000       164,250
    K-III Communications Corp. +                                              10,000       110,000
    Metromedia International Group, Inc. +                                     3,800        42,750
                                                                                       -----------
                                                                                           471,000
                                                                                       -----------
  COMPUTERS (2.0%)
    Amdahl Corp. +                                                             2,800        27,825
    Auspex Systems, Inc. +                                                     4,000        63,000
    Citrix Systems, Inc.                                                       1,000        42,000
    Clarify, Inc. +                                                            1,000        41,813
    Honeywell, Inc.                                                            2,800       162,750
    Intuit, Inc. +                                                             2,100        76,650
    National Instruments Corp. +                                               2,000        56,250
    Pure Atria Corp. +                                                         3,089        94,994
    Rational Software                                                          1,000        53,250
                                                                                       -----------
                                                                                           618,532
                                                                                       -----------
  CONGLOMERATES (0.8%)
    Oglebay Norton Co.                                                         2,300        97,175
    Thermo Electron Corp. +                                                    1,200        47,550
    United Technologies Corp.                                                    800        90,200
                                                                                       -----------
                                                                                           234,925
                                                                                       -----------
  CONSUMER DURABLES (0.1%)
    Triangle Pacific Corp. +                                                   1,700        36,975
                                                                                       -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------

COMMON STOCKS (CONT'D)
  CONSUMER NON-DURABLES (1.9%)
    Alberto Culver Co. Class A                                                 2,800   $    98,000
    American Safety Razor Corp. +                                              5,900        69,325
    Donnkenny, Inc. +                                                          4,500        79,313
    Nature's Sunshine Products, Inc.                                           3,000        67,500
    Samsonite Corp. +                                                          1,900        38,950
    Scotts Co. Class A                                                         2,000        37,500
    Sola International, Inc. +                                                 1,000        35,000
    Standex International Corp.                                                3,100        89,900
    Westpoint Stevens, Inc. +                                                  2,700        70,538
                                                                                       -----------
                                                                                           586,026
                                                                                       -----------
  CONSUMER SERVICES (0.7%)
    DeVRY, Inc. +                                                              2,000        92,000
    ITT Educational Services, Inc. +                                           1,000        36,125
    York Group, Inc.                                                           4,400        72,600
                                                                                       -----------
                                                                                           200,725
                                                                                       -----------
  ELECTRONICS (2.5%)
    ESCO Electronics Corp. Common Trust Receipt +                              6,700        78,725
    Glenayre Technologies, Inc. +                                              3,000       110,250
    Larson Davis, Inc. +                                                      18,300       153,263
    Lexmark International Group Inc., Class A +                                2,000        35,750
    Linear Technology Corp.                                                    2,500        85,000
    Maxim Integrated Products, Inc. +                                          2,600        79,788
    Methode Electronics, Inc. Class A                                          5,250        99,750
    Synopsys, Inc. +                                                           2,500        95,000
    ThermoTrex Corp. +                                                           900        33,863
                                                                                       -----------
                                                                                           771,389
                                                                                       -----------
  ENERGY & RESOURCES (2.4%)
    Barrett Resources Corp. +                                                  1,000        33,125
    Burlington Resources, Inc.                                                 2,300        98,038
    Forest Oil Corp. +                                                         6,700        94,638
    Nuevo Energy Co.                                                           3,300       123,337
    Texas Meridian Resources Corp. +                                          22,900       294,837
    United Meridian Corp. Series A +                                           2,000        79,500
                                                                                       -----------
                                                                                           723,475
                                                                                       -----------
  ENGINEERING & CONSTRUCTION (0.5%)
    Gradall Industries, Inc.                                                   6,000        63,750
    Stone & Webster, Inc.                                                      2,300        74,175
                                                                                       -----------
                                                                                           137,925
                                                                                       -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  ENVIRONMENTAL SERVICES (0.5%)
    Allied Waste Industries, Inc. +                                            8,000   $    64,000
    USA Waste Services, Inc. +                                                 3,500        96,250
                                                                                       -----------
                                                                                           160,250
                                                                                       -----------
  FINANCIAL SERVICES (5.7%)
    Aetna, Inc.                                                                1,300        85,962
    Charles Schwab Corp.                                                       1,700        42,500
    City National Corp.                                                        2,000        35,250
    Commerce Group, Inc.                                                       1,900        39,662
    Federal Home Loan Mortgage Corp.                                           1,100        97,212
    First Alliance Corp.                                                       2,300        56,925
    Fund American Enterprises Holdings, Inc.                                     700        64,487
    Household International, Inc.                                                600        47,550
    Legg Mason, Inc.                                                           5,000       151,875
    Leucadia National Corp.                                                    4,000        91,000
    Liberty Financial Companies, Inc.                                          2,500        76,250
    National Western Life Insurance Co. Class A +                              1,400       101,150
    Security Connecticut Corp.                                                 8,000       242,000
    Student Loan Marketing Association +                                         600        44,175
    Transactions Systems Architects, Inc. Class A +                            6,800       207,400
    Transport Holdings, Inc. Class A +                                         2,000        98,000
    Triad Guaranty, Inc. +                                                     3,200        88,000
    USF & G Corp.                                                              5,500        88,687
    White River Corp. +                                                        1,900       108,300
                                                                                       -----------
                                                                                         1,766,385
                                                                                       -----------
  FOOD, BEVERAGES & TOBACCO (0.4%)
    Coca Cola Enterprises, Inc.                                                1,300        52,487
    Suiza Foods Corp. +                                                        4,800        84,000
                                                                                       -----------
                                                                                           136,487
                                                                                       -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  HEALTHCARE (2.9%)
    ALZA Corp.                                                                 2,200   $    60,225
    Ballard Medical Products                                                   2,500        41,875
    Baxter International, Inc.                                                   500        22,312
    Biomet, Inc. +                                                             1,700        26,562
    Caremark International, Inc.                                               6,000       149,250
    Emcare Holdings, Inc.                                                      2,200        52,250
    FoxMeyer Health Corp. +                                                    4,500        18,000
    Healthcare COMPARE Corp. +                                                 3,000       128,250
    Health Management Associates, Inc. Class A +                               4,050        92,137
    Hooper Holmes, Inc.                                                        8,000       102,000
    Mallinckrodt Group, Inc.                                                   3,000       121,500
    Physician Reliance Network, Inc. +                                         2,500        35,625
    Trex Medical +                                                               180         4,140
    Vivra, Inc.                                                                1,000        30,125
                                                                                       -----------
                                                                                           884,251
                                                                                       -----------
  INDUSTRIAL MANUFACTURING & PROCESSING (1.6%)
    Corning, Inc.                                                              4,800       178,800
    Inco, Ltd.                                                                 5,500       177,375
    Schnitzer Steel Industries, Inc. Class A                                   3,600        94,500
    Waters Corp. +                                                             1,000        31,375
                                                                                       -----------
                                                                                           482,050
                                                                                       -----------
  LEISURE & ENTERTAINMENT (0.4%)
    Boardwalk Casino, Inc. +                                                   3,000        18,750
    SCP Pool Corp. +                                                           6,000       114,000
                                                                                       -----------
                                                                                           132,750
                                                                                       -----------
  LODGING & RESTAURANTS (1.5%)
    Doubletree Corp. +                                                         3,000       113,625
    HFS, Inc. +                                                                1,600        95,800
    IHOP Corp. +                                                               3,600        89,100
    McDonald's Corp.                                                           2,100        97,387
    Mortons Restaurant Group, Inc. +                                           4,700        81,662
                                                                                       -----------
                                                                                           477,574
                                                                                       -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996


                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  METALS & MINING (3.9%)
    Allegheny Teledyne, Inc.                                                   3,000   $    60,750
    Coeur d'Alene Mines Corp.                                                  5,000        75,625
    Hecla Mining Co. +                                                         5,500        37,812
    Homestake Mining Co.                                                      11,000       181,500
    Newmont Mining Corp.                                                       5,500       290,813
    Pegasus Gold, Inc. +                                                      15,000       180,000
    Placer Dome, Inc.                                                         10,000       240,000
    Prime Resources Group, Inc.                                                3,000        23,240
    Universal Stainless & Alloy Products, Ltd. +                               9,700        87,300
    Western Deep Levels Ltd. ADR                                                 800        29,800
                                                                                       -----------
                                                                                         1,206,840
                                                                                       -----------
  OFFICE EQUIPMENT & SUPPLIES (0.4%)
    New England Business Service, Inc.                                         2,300        35,650
    Viking Office Products, Inc. +                                             3,000        77,625
                                                                                       -----------
                                                                                           113,275
                                                                                       -----------
  OIL SERVICES (2.9%)
    Baker Hughes, Inc.                                                         5,500       166,375
    Global Industries, Ltd. +                                                  4,000        53,000
    Halliburton Co.                                                            2,100       110,512
    Input/Output, Inc. +                                                       5,600       198,100
    Nabors Industries, Inc. +                                                  7,000       104,125
    Smith International, Inc. +                                                8,000       278,000
                                                                                       -----------
                                                                                           910,112
                                                                                       -----------
  PAPER & FOREST PRODUCTS (0.1%)
    Westvaco Corp.                                                             1,500        42,937
                                                                                       -----------
  PHARMACEUTICALS (1.1%)
    Columbia Laboratories, Inc. +                                              1,700        21,675
    Gilead Sciences, Inc. +                                                    3,000        72,750
    Human Genome Sciences, Inc. +                                              3,000       102,375
    Ligand Pharmaceuticals, Inc. Class B +                                     4,000        48,750
    Pharmacia & Upjohn, Inc.                                                   1,700        71,400
    Regeneron Pharmaceuticals, Inc. +                                          2,000        33,500
                                                                                       -----------
                                                                                           350,450
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                          NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS (CONT'D)
  REAL ESTATE (3.6%)
    Healthcare Realty Trust, Inc.                                             16,500   $   381,562
    Home Properties of New York, Inc.                                          5,100       102,000
    Jameson Inns, Inc.                                                         9,700        93,362
    NHP, Inc. +                                                                5,700       108,300
    U.S. Restaurant Properties Master L.P.                                     4,220       107,082
    Walden Residential Properties, Inc.                                       10,000       206,250
    Wellsford Residential Property Trust SBI                                   5,000       108,125
                                                                                       -----------
                                                                                         1,106,681
                                                                                       -----------
  RETAIL (2.2%)
    Autozone, Inc. +                                                           2,100        57,225
    Borders Group, Inc. +                                                      3,000        97,125
    Carr Gottstein Foods Co. +                                                11,500        47,438
    Cole National Corp. Class A +                                              5,100        96,900
    CUC International, Inc.                                                    3,500       120,313
    Kenneth Cole Productions, Inc. Class A +                                   3,000        58,500
    PETsMART, Inc. +                                                           3,600        99,000
    Rhodes, Inc. +                                                             4,700        41,712
    Urban Outfitters, Inc. +                                                   2,500        57,187
                                                                                       -----------
                                                                                           675,400
                                                                                       -----------
  TELECOMMUNICATIONS & EQUIPMENT (1.1%)
    AirTouch Communications, Inc. +                                            3,800       104,500
    Frontier Corp.                                                             2,200        64,900
    Globalstar Telecommunications, Ltd. +                                        600        25,950
    Lucent Technologies, Inc.                                                  1,700        62,688
    MFS Communications Co., Inc. +                                             2,000        84,750
                                                                                       -----------
                                                                                           342,788
                                                                                       -----------
  TRANSPORTATION (1.2%)
    Heartland Express, Inc. +                                                  1,500        42,750
    Hub Group Inc.Class A +                                                    2,000        44,625
    Landstar Systems, Inc. +                                                   3,400        89,250
    Mark VII, Inc. +                                                           4,000        83,500
    MTL, Inc. +                                                                5,900       107,675
                                                                                       -----------
                                                                                           367,800
                                                                                       -----------
FOREIGN COMMON STOCKS
  AUSTRALIA (0.6%)
    Boral, Ltd.                                                               78,000       187,372
                                                                                       -----------
  AUSTRIA (0.5%)
    VA Technologie AG                                                          1,165       149,038
                                                                                       -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                           NUMBER OF
                                                                            SHARES        VALUE
                                                                          -----------  -----------
FOREIGN COMMON STOCKS (CONT'D)
  CHINA (0.4%)
    Guangshen Railway Co., Ltd. ADR                                            7,500   $   143,438
                                                                                       -----------
  DENMARK (0.5%)
    ISS International Service System B                                         5,600       145,874
                                                                                       -----------
  FINLAND (0.6%)
    Valmet Corp. Class A                                                       9,900       169,899
                                                                                       -----------
  FRANCE (0.8%)
    Compagnie Francaise de Petroleum Total S.A. Series B                       1,326        97,558
    Usinor Sacilor                                                            12,000       164,724
                                                                                       -----------
                                                                                           262,282
                                                                                       -----------
  HONG KONG (0.7%)
    Hong Kong Land Holdings                                                   90,000       204,300
                                                                                       -----------
  JAPAN (1.4%)
    Keyence Corp.                                                              1,000       127,060
    NKK Corp. +                                                              120,000       317,098
                                                                                       -----------
                                                                                           444,158
                                                                                       -----------
  NEW ZEALAND (0.5%)
    Fletcher Forest                                                          115,000       158,723
                                                                                       -----------
  PORTUGAL (0.8%)
    Portugal Telecommunications SA ADR +                                       9,500       252,937
                                                                                       -----------
  SOUTH KOREA (0.4%)
    Samsung Electronics GDR +                                                  4,800       115,200
                                                                                       -----------
  SWITZERLAND (0.7%)
    Ciba-Geigy AG                                                                160       202,067
                                                                                       -----------
TOTAL COMMON STOCKS (cost $18,379,309)                                                  19,421,606
                                                                                       -----------
PREFERRED STOCKS (2.4%)
    Globalstar Telecommunications, Ltd. 6.50% Convertible                     10,000       425,000
    Oasis Residential, Inc. Series A Convertible                               5,000       121,250
    Walden Residential Properties, Inc. 9.16% Series B Convertible             7,500       191,250
                                                                                       -----------
TOTAL PREFERRED STOCKS (cost $807,175)                                                     737,500
                                                                                       -----------



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND

August 31, 1996

                                                                                   PAR
                                                            RATE     MATURITY     (000)       VALUE
                                                          ---------  ---------  ---------  ------------
U.S. TREASURY OBLIGATIONS (20.2%)
  U.S. TREASURY NOTES (20.2%)
    U.S. Treasury Notes                                       8.500% 11/15/00   $   1,500  $  1,598,310
    U.S. Treasury Notes                                       6.875  05/31/01       1,000       991,050
    U.S. Treasury Notes                                       5.125  02/28/98       3,700     3,644,278
                                                                                           ------------
TOTAL U.S. TREASURY OBLIGATIONS (cost $6,316,557)                                             6,233,638
                                                                                           ------------
AGENCY OBLIGATIONS (3.1%)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.1%)
    Government National Mortgage Association                  6.500  08/15/03          11        10,464
    Government National Mortgage Association                  7.000  07/15/26       1,009       958,065
                                                                                           ------------
TOTAL AGENCY OBLIGATIONS (cost $975,748)                                                        968,529
                                                                                           ------------
ZERO COUPON BONDS (0.7%)
  TAIWAN
    President Enterprises                                            07/22/01         140       221,970
                                                                                           ------------
TOTAL ZERO COUPON BONDS (cost $166,780)                                                         221,970
                                                                                           ------------
REPURCHASE AGREEMENTS (10.6%)
    State Street Bank & Trust Co. 5.25%
    (Agreement dated 08/30/96 to be repurchased at
    $3,270,907 collateralized by $3,265,000 U.S.
    Treasury Notes 6.125% due 03/31/98. Market value of
    collateral is $3,334,381.) (cost $3,269,000)                     09/03/96       3,269     3,269,000
                                                                                           ------------
TOTAL INVESTMENT AT VALUE (100.0%) (cost $29,914,569*)                                       30,852,243
OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)                                                     11,980
                                                                                           ------------
NET ASSETS (100%) (Applicable to 2,584,219 Common Shares
  and 979 Advisor Shares)                                                                  $ 30,864,223
                                                                                           ------------
                                                                                           ------------
NET ASSET VALUE, offering and redemption price per
  Common Share ($30,852,529  DIVIDED BY 2,584,219)                                               $11.94
                                                                                           ------------
                                                                                           ------------
NET ASSET VALUE, offering and redemption price per
  Advisor Share ($11,694  DIVIDED BY 979)                                                        $11.94
                                                                                           ------------
                                                                                           ------------



                            INVESTMENT ABREVIATIONS
                       ADR = American Depository Receipt
GDR = Global Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing

* Cost for Federal income tax purposes at August 31, 1996 is $29,915,847. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation              $1,719,780
Gross Depreciation                (783,384)
                                ----------
Net Appreciation                $  936,396
                                ----------
                                ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 1996

                                                                  WARBURG PINCUS        WARBURG
                                                                  GROWTH & INCOME       PINCUS
                                                                       FUND          BALANCED FUND
                                                                -------------------  -------------
INVESTMENT INCOME:
    Dividends                                                      $  12,111,169      $   158,025
    Interest                                                           7,930,958          447,676
    Foreign taxes withheld                                                    --           (1,541)
                                                                -------------------  -------------
        Total investment income                                       20,042,127          604,160
                                                                -------------------  -------------
EXPENSES:
    Investment advisory                                                7,914,238          170,672
    Administration services                                            2,638,080           47,394
    Distribution                                                         377,281           47,452
    Custodian                                                            199,178           45,684
    Transfer agent                                                     1,175,942           41,073
    Legal                                                                237,132           24,919
    Audit                                                                 38,690              498
    Registration                                                         234,965           72,482
    Insurance                                                             26,671              432
    Printing                                                             176,153            7,613
    Other                                                                 65,098            9,526
                                                                -------------------  -------------
                                                                      13,083,428          467,745
    Less fees waived and expenses reimbursed                                   0         (177,882)
                                                                -------------------  -------------
        Total expenses                                                13,083,428          289,863
                                                                -------------------  -------------
            Net investment income                                      6,958,699          314,297
                                                                -------------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain from investment transactions                    20,871,086          490,109
    Net realized gain from foreign currency related items                      0               37
    Net change in unrealized appreciation from investments and
      foreign currency related items                                 (67,018,131)         472,314
                                                                -------------------  -------------
        Net realized and unrealized gain (loss) from
          investments and foreign currency related items             (46,147,045)         962,460
                                                                -------------------  -------------
Net increase (decrease) in net assets resulting from
  operations                                                       $ (39,188,346)     $ 1,276,757
                                                                -------------------  -------------
                                                                -------------------  -------------




                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                  WARBURG PINCUS                  WARBURG PINCUS
                                               GROWTH & INCOME FUND               BALANCED FUND
                                          ------------------------------  ------------------------------
                                           FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                              ENDED           ENDED           ENDED           ENDED
                                            AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
                                               1996            1995            1996            1995
                                          --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                 $    6,958,699  $   12,539,769   $    314,297    $     38,382
    Net realized and unrealized gain
     (loss) from investments and foreign
     currency related items                  (46,147,045)    135,061,213        962,460         495,992
                                          --------------  --------------  --------------  --------------
        Net increase (decrease) in net
          assets resulting from
          operations                         (39,188,346)    147,600,982      1,276,757         534,374
                                          --------------  --------------  --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends to shareholders from net
     investment income:
        Common shares                         (8,430,598)     (9,949,389)      (212,883)        (38,909)
        Advisor shares                          (306,084)       (137,213)           (10)             --
    Distributions to shareholders from
     net realized capital gains:
        Common shares                        (49,915,078)     (8,067,592)      (149,992)       (111,945)
        Advisor shares                        (3,362,883)             --            (16)             --
                                          --------------  --------------  --------------  --------------
            Total distributions to
             shareholders                    (62,014,643)    (18,154,194)      (362,901)       (150,854)
                                          --------------  --------------  --------------  --------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares             370,678,850     722,996,657     33,327,987       4,349,805
    Reinvested dividends                      58,584,414         233,504        345,753         148,491
    Net asset value of shares redeemed      (615,963,314)   (168,239,331)    (9,065,222)       (347,995)
                                          --------------  --------------  --------------  --------------
        Net increase (decrease) in net
         assets from capital share
         transactions                       (186,700,050)    554,990,830     24,608,518       4,150,301
                                          --------------  --------------  --------------  --------------
            Total increase (decrease) in
             net assets                     (287,903,039)    684,437,618     25,522,374       4,533,821
NET ASSETS:
    Beginning of year                      1,095,095,246     410,657,628      5,341,849         808,028
                                          --------------  --------------  --------------  --------------
    End of year                           $  807,192,207  $1,095,095,246   $ 30,864,223    $  5,341,849
                                          --------------  --------------  --------------  --------------
                                          --------------  --------------  --------------  --------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

FINANCIAL HIGHLIGHTS

(For an Advisor Share of the Fund Outstanding Throughout Each Year)

                                                WARBURG PINCUS                           WARBURG PINCUS
                                             GROWTH & INCOME FUND                         BALANCED FUND
                                                          FOR THE PERIOD                            FOR THE PERIOD
                                                           MAY 15, 1995                             JULY 31, 1995
                                                           (COMMENCEMENT                            (COMMENCEMENT
                                    FOR THE YEAR ENDED   OF OPERATIONS) TO   FOR THE YEAR ENDED   OF OPERATIONS) TO
                                     AUGUST 31, 1996      AUGUST 31, 1995     AUGUST 31, 1996      AUGUST 31, 1995
                                    ------------------   -----------------   ------------------   ------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                   $16.38              $14.87               $11.13              $10.72
                                          ------              ------               ------              ------
  INCOME FROM INVESTMENT
    OPERATIONS:
  Net Investment Income                   0.0800              0.0236               0.3689              0.0170
  Net Gains (Losses) on Securities
    (both realized and unrealized)       (0.6931)             1.5323               0.6815              0.3930
                                          ------              ------               ------              ------
        Total from Investment
          Operations                     (0.6131)             1.5559               1.0504              0.4100
                                          ------              ------               ------              ------

  LESS DISTRIBUTIONS
  Dividends (from net investment
    income)                              (0.0736)            (0.0459)             (0.0942)             0.0000
  Distributions (from capital
    gains)                               (0.8133)                 --              (0.1462)             0.0000
                                          ------              ------               ------              ------

        Total Distributions              (0.8869)            (0.0459)             (0.2404)             0.0000
                                          ------              ------               ------              ------

NET ASSET VALUE, END OF PERIOD            $14.88              $16.38               $11.94              $11.13
                                          ------              ------               ------              ------
                                          ------              ------               ------              ------

Total Returns                              (3.92%)             10.49%(c)             9.56%               3.82%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)          $79,565             $56,902                  $12                  $1
Ratios of Expenses to Average Net
 Assets                                     1.59%               1.92%(b)             1.71%(a)            1.76%(a)(b)
Ratios of Net Investment Income
 (Loss) to Average Net Assets                .28%               0.43%(b)            (4.11%)              2.00%(b)
Portfolio Turnover Rate                       94%                109%(b)              108%                107%(b)
Average Commission Rate                   $.0596(d)              N/A               $.0453(d)              N/A


--------------------------------------------------------------------------------
(a)Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Balanced Fund would have been 628.47% and 205.06% for the periods ended August 31, 1995 and 1996.

(b)Annualized.

(c)Not Annualized.

(d)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

   TAX STATUS OF 1996 DIVIDENDS (UNAUDITED)

  Dividends paid by the Growth & Income Fund and the Balanced Fund taxable as ordinary income amounted to $0.0736 and $0.0942 per share, respectively; 20.29% and 11.79% of ordinary income dividends of the Growth & Income and the Balanced Fund, respectively, qualify for the dividends received deduction available to corporate shareholders for U.S. income tax purposes.

  Because the Funds' fiscal years are not calendar years, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

NOTES TO FINANCIAL STATEMENTS

August 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

  The Warburg Pincus Funds covered in this report are comprised of Warburg Pincus Growth & Income Fund (the "Growth & Income Fund") and Warburg Pincus Balanced Fund (the "Balanced Fund") which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The Growth & Income Fund and the Balanced Fund each have two classes of shares: Common Class and Advisor Class.

  On May 3, 1996, pursuant to an Agreement and Plan of Reorganization, the Growth & Income Fund and the Balanced Fund (each, an "Acquiring Fund") each acquired all of the assets of an investment series of The RBB Fund, Inc., Warburg Pincus Growth & Income Fund (the "Acquired Growth & Income Fund") and Warburg Pincus Balanced Fund (the "Acquired Balanced Fund"). The acquisitions were accomplished by a tax-free exchange of 62,938,828 Common Shares and 5,340,670 Advisor Shares, in the case of the Acquired Growth & Income Fund, and 2,135,930 Common Shares and 111 Advisor Shares, in the case of the Acquired Balanced Fund for the same amount of shares of the same class of the corresponding Acquiring Fund. Shares were reissued to shareholders at the time of the reorganizations. The net assets of each Acquiring Fund directly after the reorganization were the same as the net assets of the relevant Acquired Fund:
$1,112,424,664 in the case of the Growth & Income Fund, including $129,715,900 of unrealized appreciation; and $25,721,368 in the case of the Balanced Fund, including $1,465,365 of unrealized appreciation. Each Acquiring Fund assumed the prior operating history of the corresponding Acquired Fund.

  The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Funds' governing board. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

  Security transactions are accounted for on the trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income,

WARBURG PINCUS FUNDS

August 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D) expenses (excluding class-specific expenses, principally distribution, Shareholder servicing fees and transfer agency fees) and realized/unrealized gains (losses) are allocated proportionally to each class of shares based upon the relative net-asset value of outstanding shares.

  Dividends from net investment income, if any, are declared and paid at least quarterly. Dividends from net realized capital gains, if any, will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

  Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

  Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the Seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

  Warburg, Pincus Counsellors, Inc. ("Warburg"), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ("Counsellors G.P.") serves as each Fund's

WARBURG PINCUS FUNDS

August 31, 1996

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D) investment adviser. For its advisory services, Warburg is entitled to receive the following fees, computed daily and payable monthly based on the Funds' daily net assets:

               FUND                            ANNUAL RATE
----------------------------------------------------------------------
Growth & Income Fund                     .75% average daily net assets
Balanced Fund                            .90% average daily net assets


  Warburg may, at its discretion, voluntarily waive all or any portion of its advisory fees for any of the Funds. In addition, Warburg may voluntarily reimburse the Funds for a portion of the Funds' expenses. For the year ended August 31, 1996, investment advisory fees, waivers and expense reimbursements were as follows:

                                        GROSS                      NET           EXPENSE
                                     ADVISORY FEE    WAIVER    ADVISORY FEE   REIMBURSEMENTS
                                     ------------   ---------  ------------   --------------
Growth & Income Fund                  $7,914,238    $      --   $7,914,238       $     --
Balanced Fund                            170,672     (145,632)      25,040         (8,518)



  PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., and Counsellors Fund Services, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, serve as co-administrators for each of the Funds. For the Growth & Income Fund, the co-administration fees are computed daily and payable monthly at an annual rate of .20% of the first $125 million of average daily net assets and .15% of average daily net assets in excess of $125 million for PFPC and .05% of the first $125 million of average daily net assets and .10% of average daily net assets in excess of $125 million for CFSI.

  For the Balanced Fund, the co-administration fees are computed daily and payable monthly at an annual rate of .15% of average daily net assets for PFPC and .10% of average daily net assets for CFSI.

  CFSI and PFPC may, at their discretion, voluntarily waive all or any portion of their co-administration fees for any of the Funds. For the year ended August 31, 1996, CFSI and PFPC's co-administration fees and waivers were as follows:

                                           GROSS                            NET
                                     CO-ADMINISTRATION               CO-ADMINISTRATION
                                           FEES           WAIVERS          FEES
                                    -------------------  ---------  -------------------
Growth & Income Fund                    $ 2,638,080      $      --      $ 2,638,080
Balanced Fund                                47,394        (23,732)          23,662


WARBURG PINCUS FUNDS

August 31, 1996

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D)
  The Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. For distribution services with respect to the Balanced Fund's Common Shares, CSI receives a fee at the annual rate of .25%, computed daily and payable monthly, on average daily net assets. For distribution services with respect to the Growth & Income and the Balanced Funds' Advisor Shares, CSI receives a fee of
 .50%, respectively, computed daily and payable monthly, on average daily net assets. No compensation is payable by the Growth & Income Fund's Common Shares. For the year ended August 31, 1996, distribution fees were as follows:

                                                               DISTRIBUTION
                                                                   FEES
                                                              --------------
Growth & Income Fund
  Advisor Shares                                                $  377,281
                                                              --------------
                                                              --------------
Balanced Fund
  Common Shares                                                 $   47,438
  Advisor Shares                                                        14
                                                              --------------
                                                                $   47.452
                                                              --------------
                                                              --------------

3. INVESTMENT IN SECURITIES

  For the year ended August 31, 1996, purchases and sales of investment securities (other than short-term investments) were as follows:

                                                              INVESTMENT SECURITIES
                                                            --------------------------
                                                             PURCHASES       SALES
                                                            ------------  ------------
Growth & Income Fund                                        $836,836,603  $944,323,575
Balanced Fund                                                 40,617,534    18,123,632


4. CAPITAL SHARES

  The Growth & Income Fund and the Balanced Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated Advisor shares.

WARBURG PINCUS FUNDS

August 31, 1996

4. CAPITAL SHARES (CONT'D)
  Transactions in capital shares for each period were as follows:

                                              WARBURG PINCUS GROWTH & INCOME FUND
                               ------------------------------------------------------------------
                                           FOR THE                           FOR THE
                                          YEAR ENDED                        YEAR ENDED
                                       AUGUST 31, 1996                   AUGUST 31, 1995
                               --------------------------------  --------------------------------
                                    SHARES            VALUE           SHARES            VALUE
                               -----------------  -------------  -----------------  -------------
Shares sold
    Common Shares                   20,913,915    $ 336,297,357       46,345,660    $ 670,088,619
    Advisor Shares                   2,135,316    $  34,381,493        3,521,620    $  52,908,038
Shares issued in reinvestment
  of dividends
    Common Shares                    3,538,291       54,915,454            6,891           96,291
    Advisor Shares                     237,054        3,668,960            9,051          137,213
Shares repurchased
    Common Shares                  (38,907,636)    (608,244,172)     (11,270,725)    (167,348,709)
    Advisor Shares                    (499,292)      (7,719,142)         (57,795)        (890,622)
                               -----------------  -------------  -----------------  -------------
Net increase (decrease)            (12,582,352)   $(186,700,050)      38,554,702    $ 554,990,830
                               -----------------  -------------  -----------------  -------------
                               -----------------  -------------  -----------------  -------------


                                                  WARBURG PINCUS BALANCED FUND
                               ------------------------------------------------------------------
                                           FOR THE                           FOR THE
                                          YEAR ENDED                        YEAR ENDED
                                       AUGUST 31, 1996                   AUGUST 31, 1995
                               --------------------------------  --------------------------------
                                    SHARES            VALUE           SHARES            VALUE
                               -----------------  -------------  -----------------  -------------

Shares sold
    Common Shares                    2,799,590    $  32,792,373          423,875    $   4,348,625
    Advisor Shares                      45,037    $     536,614              110    $       1,180
Shares issued in reinvestment
  of dividends
    Common Shares                       29,938          345,728           16,171          148,491
    Advisor Shares                           2               25               --               --
Shares repurchased
    Common Shares                     (725,370)      (8,530,390)         (33,364)        (347,995)
    Advisor Shares                     (44,170)        (534,832)              --               --
                               -----------------  -------------  -----------------  -------------
Net increase                         2,105,027    $  24,608,518          406,792    $   4,150,301
                               -----------------  -------------  -----------------  -------------
                               -----------------  -------------  -----------------  -------------


WARBURG PINCUS FUNDS

August 31, 1996

5. NET ASSETS

  At August 31, 1996, net assets consisted of the following:

                                                                  GROWTH & INCOME      BALANCED
                                                                       FUND              FUND
                                                                -------------------  ------------
Capital paid-in                                                    $ 757,260,246      $29,416,934
Undistributed net investment income                                      675,184         108,542
Amortized market discount                                                     --              --
Accumulated net realized gain (loss) on investments
  transactions, futures contracts and foreign exchange
  transactions                                                        (1,480,503)        400,936
Unrealized appreciation on investments                                50,737,280         937,811
                                                                -------------------  ------------
                                                                   $ 807,192,207      $30,864,223
                                                                -------------------  ------------
                                                                -------------------  ------------

WARBURG PINCUS FUNDS

NOTES TO FINANCIAL STATEMENTS

August 31, 1996

6. OTHER FINANCIAL HIGHLIGHTS

  The Growth & Income and the Balanced Funds currently offer one other class of shares, Common Shares representing an additional interest in each of the Funds. The financial highlights of each of the Common Shares are as follows:
---------------------------------------------------------------------

                                                                     COMMON SHARES
                                          --------------------------------------------------------------------
                                                          WARBURG PINCUS GROWTH & INCOME FUND
                                                             FOR THE YEARS ENDED AUGUST 31,
                                          --------------------------------------------------------------------
                                            1996             1995          1994            1993         1992
                                          --------        ----------    -----------     ----------     -------

NET ASSET VALUE, BEGINNING OF YEAR          $16.40            $14.56         $16.72         $11.99      $12.11
                                          --------        ----------    -----------     ----------     -------
    INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income                   0.1116            0.2224         0.0785         0.0464      0.1912
    Net Gains (Losses) on Securities
      (both realized and unrealized)       (0.6633)           1.9834         1.8151         4.8499      0.0402
                                          --------        ----------    -----------     ----------     -------
        Total from Investment Operations   (0.5517)           2.2058         1.8936         4.8963      0.2314
                                          --------        ----------    -----------     ----------     -------
    LESS DISTRIBUTIONS
    Dividends from Net Investment Income   (0.1350)          (0.1824)       (0.0785)       (0.0875)    (0.1871)
    Distributions from Capital Gains       (0.8133)          (0.1834)       (3.9751)       (0.0788)    (0.1643)
                                          --------        ----------    -----------     ----------     -------
        Total Distributions                (0.9483)          (0.3658)       (4.0536)       (0.1663)    (0.3514)
                                          --------        ----------    -----------     ----------     -------
NET ASSET VALUE, END OF YEAR                $14.90            $16.40         $14.56         $16.72      $11.99
                                          --------        ----------    -----------     ----------     -------
                                          --------        ----------    -----------     ----------     -------
Total Returns                                (3.54%)           15.62%         14.41%         41.17%       1.99%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000)             $727,627        $1,038,193       $410,658        $60,689     $28,976
Ratios of Expenses to Average Net Assets      1.21%             1.22%          1.28%(a)       1.14%(a)    1.25%(a)
Ratios of Net Investment Income to
 Average Net Assets                           0.69%             1.64%          0.41%          0.30%       1.66%
Portfolio Turnover Rate                         94%              109%           150%           344%        175%
Average Commission Rate                     $.0596(b)            N/A            N/A            N/A         N/A



---------------------------------------------------------------------

(a)Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Growth & Income Fund would have been 1.28%, 1.14% and 1.28% for the years ended August 31, 1994, 1993 and 1992, respectively.

(b)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1996 DIVIDENDS (UNAUDITED)

  Dividends paid by the Fund taxable as ordinary income amounted to $0.1350 per share; 20.29% of ordinary income dividends qualify for the dividends received deduction available to corporate shareholders for U.S. income tax purposes.

  Because the Fund's fiscal year is not the calender year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

WARBURG PINCUS FUNDS

August 31, 1996

6. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                   COMMON SHARES
                                          ---------------------------------------------------------------
                                                           WARBURG PINCUS BALANCED FUND
                                                          FOR THE YEARS ENDED AUGUST 31,
                                          ---------------------------------------------------------------
                                             1996           1995         1994        1993          1992
                                          ----------     ----------     -------     -------       -------
NET ASSET VALUE, BEGINNING OF YEAR            $11.12         $11.01      $11.71      $12.04        $12.05
                                          ----------     ----------     -------     -------       -------
    INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income                     0.1573         0.2080      0.4132      0.5555        0.4408
    Net Gains (Losses) on Securities
      (both realized and unrealized)          0.9389         1.7225      0.3248      1.1253        0.5155
                                          ----------     ----------     -------     -------       -------
        Total from Investment Operations      1.0962         1.9305      0.7380      1.6808        0.9563
                                          ----------     ----------     -------     -------       -------
    LESS DISTRIBUTIONS
    Dividends from Net Investment Income     (0.1300)       (0.3136)    (0.4586)    (0.5412)      (0.3713)
    Distributions from Capital Gains         (0.1462)       (1.5069)    (0.9794)    (1.4696)      (0.5950)
                                          ----------     ----------     -------     -------       -------
        Total Distributions                  (0.2762)       (1.8205)    (1.4380)    (2.0108)      (0.9663)
                                          ----------     ----------     -------     -------       -------
NET ASSET VALUE, END OF YEAR                  $11.94         $11.12      $11.01      $11.71        $12.04
                                          ----------     ----------     -------     -------       -------
                                          ----------     ----------     -------     -------       -------
Total Returns                                   9.99%         21.56%       6.86%      15.27%         8.07%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000)                $30,853         $5,342        $808        $762        $1,026
Ratios of Expenses to Average Net Assets        1.53%(a)       1.53%(a)       0%(a)       0%(a)       .67%(a)
Ratios of Net Investment Income to
 Average Net Assets                             1.66%          2.30%       3.76%       4.13%         3.68%
Portfolio Turnover Rate                          108%           107%         32%         30%           93%
Average Commission Rate                       $.0453(b)         N/A         N/A         N/A           N/A

---------------------------------------------------------------------

(a)Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Balanced Fund would have been 2.43%, 6.04%, 5.46%, 5.37% and 3.88% for the years ended August 31, 1996,
   1995, 1994, 1993 and 1992, respectively.

(b)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

TAX STATUS OF 1996 DIVIDENDS (UNAUDITED)

  Dividends paid by the Fund taxable as ordinary income amounted to $0.1300 per share; 11.97% of ordinary income dividends qualify for the dividends received deduction available to corporate shareholders for U.S. income tax purposes.

  Because the Fund's fiscal year is not the calender year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1997.

REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------------

To the Shareholders and Board of Directors of The Warburg Pincus Funds:

We have audited the accompanying statements of net assets of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund, as of August 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of investments held as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund, as of August 31, 1996, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 18, 1996

WARBURG PINCUS
ADVISOR FUNDS

COUNSELLORS
SECURITIES INC.,
DISTRIBUTOR
800-369-2728

WARBURG PINCUS
INVESTMENTS

        Part C

                      Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                     PART C

                                OTHER INFORMATION

Item 24.               Financial Statements and Exhibits

                       Exhibits:


Exhibit No.            Description of Exhibit
-----------            ----------------------
      1                Articles of Incorporation.(1)

      2                By-Laws.(1)

      3                Not applicable.

      4                Forms of Share Certificates.(2)

      5                Form of Investment Advisory Agreement.(3)

      6                Form of Distribution Agreement.(3)

      7                Not applicable.

      8(a)             Form of Custodian Agreement with PNC Bank, National Association.(2)

       (b)             Form of Custodian Agreement with State Street Bank and Trust Company.(4)

      9(a)             Form of Transfer Agency Agreement.(2)

       (b)             Form of Co-Administration Agreement with Counsellors Funds Service,
                       Inc.(2)

       (c)             Form of Co-Administration Agreement with PFPC Inc.(2)

       (d)             Forms of Services Agreements.(2)

     10(a)             Consent of Willkie Farr & Gallagher, counsel to the FUND.(5)

       (b)             OPINION OF WILLKIE FARR & GALLAGHER, COUNSEL TO THE FUND.(8)

       (C)             Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland
                       counsel to the Fund.(3)

     11                Consent of Coopers & Lybrand L.L.P., Independent Accountants.(5)

     12                Not Applicable.




     13                Form of Purchase Agreement.(6)

     14                Not applicable.

     15(a)             Form of Shareholder Servicing and Distribution Plan.(2)

       (b)             Form of Distribution Plan.(7)

       (c)             Rule 18f-3 PLAN.(5)

     16                Schedule for Performance Information.(5)

     17                FINANCIAL DATA SCHEDULE.(5)



(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on January 30, 1996.

(2) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on September 22, 1995 (Securities Act File No. 33-61225).

(3) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed March 1, 1996 (Securities Act File No. 333-00533).

(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(5)   Filed herewith.

(6) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Growth & Income Fund, Inc., filed on March 1, 1996 (Securities Act File No. 333-00527).

(7) Incorporated by reference; material provisions of this exhibit substantially similar to the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc., filed on December 18, 1995 (Securities Act File No. 33-63655).

(8) INCORPORATED BY REFERENCE TO THE OPINION OF WILLKIE FARR & GALLAGHER FILED WITH THE FUND'S RULE 24f-2 NOTICE FILED ON OCTOBER 31, 1996.


Item 25. Persons Controlled by or Under Common Control with Registrant Not applicable.

Item 26.       Number of Holders of Securities


               ON NOVEMBER 29, 1996, THERE WERE 902 holders of Common Shares and 9 holders of Advisor Shares of the REGISTRANT.


Item 27.       Indemnification

               Registrant, officers and directors of Warburg, of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement on Form N-1A of Warburg, Pincus Small Company Value Fund, Inc. (Securities Act No. 33-63653; Investment Company Act No. 811-07375), filed on October 25, 1995.

Item 28.       Business and Other Connections of
               Investment Adviser

               Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

Item 29.       Principal Underwriter


               (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for The RBB Fund, Inc.; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Growth & Income Fund; WARBURG PINCUS HEALTH SCIENCES FUND; Warburg Pincus Institutional Fund, Inc.; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan OTC Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt

Fund; Warburg Pincus Post-Venture Capital Fund; WARBURG PINCUS SMALL COMPANY GROWTH FUND; Warburg Pincus Small Company Value Fund; WARBURG PINCUS STRATEGIC VALUE FUND; Warburg Pincus Tax Free Fund and Warburg Pincus Trust.


               (b) For information relating to each director and officer of Counsellors Securities, reference is made to Form BD (SEC File No. 15-654) filed by Counsellors Securities under the Securities Exchange Act of 1934.

               (c)    None.

Item 30.       Location of Accounts and Records

                      (1) Warburg, Pincus Balanced Fund, Inc.
                          466 Lexington Avenue
                          New York, New York 10017-3147
                          (Registrant's Articles of Incorporation, By-laws and minute books)

                      (2) Warburg, Pincus Counsellors, Inc.
                          466 Lexington Avenue
                          New York, New York 10017-3147
                          (records relating to its functions as investment adviser)

                      (3) Counsellors Funds Service, Inc.
                          466 Lexington Avenue
                          New York, New York 10017-3147
                          (records relating to its functions as
                          co-administrator)

                      (4) PFPC Inc.
                          400 Bellevue Parkway
                          Wilmington, Delaware 19809
                          (records relating to its functions as
                          co-administrator)

                      (5) Counsellors Securities Inc.
                          466 Lexington Avenue
                          New York, New York 10017-3147
                          (records relating to its functions as distributor)

                      (6) PNC Bank, National Association
                          Broad & Chestnut Streets
                          Philadelphia, Pennsylvania 19101
                          (records relating to its functions as custodian)

                      (7) State Street Bank and Trust Company
                          225 Franklin Street
                          Boston, Massachusetts 02110

                          (records relating to its functions as custodian, shareholder servicing agent, transfer agent and dividend disbursing agent)

Item 31.       Management Services

               Not applicable.

Item 32.       Undertakings

               (a) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

               (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 30TH day of DECEMBER, 1996.


                                            WARBURG, PINCUS BALANCED FUND, INC.


                                            By:/s/ Arnold M. Reichman
                                               ______________________________
                                                Arnold M. Reichman
                                                President

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:



Signature                                   Title                          Date
---------                                   -----                          ----
/s/ John L. Furth                           Chairman of the                December 30, 1996
---------------------------
John L. Furth                               Board of Directors

/s/ Arnold M. Reichman                      President and                  December 30, 1996
---------------------------
Arnold M. Reichman                          Director

/s/ Stephen Distler                         Vice President                 December 30, 1996
---------------------------
Stephen Distler

/s/ Howard Conroy                           Vice President                 December 30, 1996
---------------------------                 and Chief
Howard Conroy                               FINANCIAL Officer

/s/ Richard N. Cooper                       Director                       December 30, 1996
---------------------------
Richard N. Cooper

/s/ Donald J. Donahue                       Director                       December 30, 1996
---------------------------
Donald J. Donahue

/s/ Jack W. Fritz                           Director                       December 30, 1996
---------------------------
Jack W. Fritz



/s/ Thomas A. Melfe                         Director                       December 30, 1996
---------------------------
Thomas A. Melfe

/s/ Alexander B. Trowbridge                 Director                       December 30, 1996
---------------------------
Alexander B. Trowbridge



                                INDEX TO EXHIBITS


Exhibit No.            Description of Exhibit
-----------            ----------------------
     10(a)             Consent of Willkie Farr & Gallagher, Counsel to the Fund.

     11                Consent of Coopers & Lybrand L.L.P., Independent Accountants.

     15(c)             Rule 18f-3 PLAN

     16                Schedule for Performance Information.

     17                Financial Data Schedule.







                             STATEMENT OF DIFFERENCES
                             ------------------------
Characters normally expressed as superscript shall be preceded by ........'pp'
The trademark symbol shall be expressed as ...............................'tm'
The dagger symbol shall be expressed as ..................................`D'